UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FIRST ADVANTAGE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Stockholders:

I am very pleased to invite you to attend the 2007 annual meeting of stockholders of First Advantage Corporation, a Delaware corporation, to be held at the Hilton St. Petersburg Carillon Park Hotel, located at 950 Lake Carillon Drive, St. Petersburg, Florida 33716, on April 26, 2007 at 9:00 a.m. Eastern Time.

Details of the business to be conducted at the meeting are given in the attached notice of annual meeting and proxy statement.

We hope that you are able to attend the annual meeting. It is important that you vote your shares whether or not you are able to attend in person. We urge you to read the accompanying proxy statement and vote on the matters presented by filling in the appropriate boxes on the enclosed proxy card and returning it promptly. If you attend the meeting and prefer to vote in person, you may do so even if you have returned your proxy card. You may also revoke a proxy at any time before it is exercised.

Thank you for your cooperation and your support and interest in First Advantage Corporation.

Anand Nallathambi

President

FIRST ADVANTAGE CORPORATION

100 Carillon Parkway

St. Petersburg, FL 33716

NOTICE OF ANNUAL MEETING

To be Held on April 26, 2007

The 2007 annual meeting of stockholders of First Advantage Corporation, a Delaware corporation, will be held at the Hilton St. Petersburg Carillon Park Hotel, located at 950 Lake Carillon Drive, St. Petersburg, Florida 33716, on April 26, 2007 at 9:00 a.m. Eastern Time, and at any adjournments thereof, for the following purposes:

1.	To elect our board of directors to serve until our 2008 annual meeting of stockholders, or such later time as their successors may be elected and are qualified;

2.	To approve an amendment to the Amended and Restated First Advantage Corporation 2003 Incentive Compensation Plan (the “2003 Incentive Plan”) to enable the compensation committee to grant non-employee directors an annual award of non-qualified stock options, SARs, shares of restricted stock, restricted stock units, performance shares, performance units and/or cash-based awards, in each case in an amount as determined by the committee from time to time, rather than solely stock options; and

3.	To transact such other business as may properly come before the meeting.

Our board of directors has fixed the close of business on March 8, 2007 as the Record Date for determining the holders of our Class A and Class B common stock entitled to notice of the meeting, as well as for determining the holders of our Class A and Class B common stock entitled to vote at the meeting.

All stockholders are invited to attend the annual meeting in person. All stockholders also are respectfully urged to execute and return the enclosed proxy card as promptly as possible. Stockholders who execute a proxy card may nevertheless attend the annual meeting, revoke their proxy, and vote their shares in person. Please read the accompanying proxy statement and proxy card for information on the annual meeting and voting.

By Order Of The Board Of Directors

Julie A. Waters

Vice President, General Counsel

St. Petersburg, Florida

March 27, 2007

FIRST ADVANTAGE CORPORATION

100 Carillon Parkway

St. Petersburg, FL 33716

PROXY STATEMENT

for

Annual Meeting of Stockholders

April 26, 2007

The board of directors of First Advantage Corporation is soliciting proxies for use at the annual meeting of stockholders to be held at the Hilton St. Petersburg Carillon Park Hotel, located at 950 Lake Carillon Drive, St. Petersburg, Florida 33716, on April 26, 2007 at 9:00 a.m. Eastern Time, and at any adjournments thereof. On or about March 27, 2007, we began sending the attached notice of annual meeting, this proxy statement, the enclosed proxy card, and our annual report for 2006 (which is not part of the proxy soliciting materials) to all holders of record of our Class A and Class B common stock entitled to receive such materials and vote.

Frequently Asked Questions About The Annual Meeting

Q:	What will be voted on at the annual meeting?

A:	The purpose of the annual meeting is to elect our directors for a one-year term, to approve an amendment to our 2003 Incentive Compensation Plan and to transact any other business that may properly be presented.

Q:	Does First Advantage Corporation have a recommendation on voting?

A:	Yes. The board of directors recommends that you vote “FOR” the nominees for director set forth in the attached proxy card and “FOR” the amendment to the 2003 Incentive Compensation Plan.

Q:	Who is entitled to vote at the meeting?

A:	Holders of record of our Class A common stock and our Class B common stock at the close of business on March 8, 2007 are eligible to vote at the annual meeting. On March 8, 2007, there were 10,815,043 shares of Class A common stock outstanding and 47,726,521 shares of Class B common stock outstanding.

Q:	What shares can I vote?

A:	You may vote all shares owned by you as of March 8, 2007. This includes all shares you hold directly as the record holder and all shares you hold indirectly as the beneficial owner.

Q:	How many votes will I have?

A:	Holders of our Class A common stock will have one vote for each share held of record on March 8, 2007. The holder of our Class B common stock will have ten votes for each share held of record on March 8, 2007. Cumulative voting is not permitted. The First American Corporation, along with its joint venture with Experian Information Solutions, Inc. owns 100% of our outstanding Class B common stock, and therefore controls approximately 98% of our voting power.

Q:	What is the difference between record ownership and beneficial ownership?

A:	Most stockholders own their shares through a stockbroker or other nominee rather than directly in their own names. There are some differences in how to vote, depending on how you hold your shares.

You are the record owner of shares if those shares are registered directly in your name with our transfer agent. The transfer agent for our Class A common stock is Wells Fargo Shareowner Services. We act as our own transfer agent for our Class B common stock. As the record holder of shares, you may vote such shares in person at the annual meeting or grant your voting proxy directly by completing the enclosed proxy card.

You are the beneficial owner of shares if you hold those shares in “street name” through a stockbroker, bank, trustee or other nominee, including shares held on your behalf in the First Advantage Corporation 401(k) Savings Plan. If you are a beneficial owner, these proxy

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materials are being sent to you through your stockbroker or other nominee together with a voting instruction card. In order to vote, you must complete the voting instruction card provided by your stockbroker or other nominee to direct the record holder how to vote your shares or obtain a valid proxy from the stockbroker or other nominee who is the record owner of your shares giving you authority to vote your shares in person at the meeting.

Q:	How do I vote?

A:	You can vote on matters that come before the meeting in two ways:

•	You can come to the annual meeting and vote in person; or

•	You can vote by filling out, signing and returning the proxy card or voting instruction card.

If you wish to vote at the annual meeting, and you are a beneficial owner of your shares, you must have a legal proxy in your favor executed by the stockbroker or other nominee who is the record owner.

Whether or not you plan to attend the annual meeting in person, please fill in and sign the enclosed proxy card or instruction card and return it promptly.

Q:	Can I revoke my proxy?

A:	Yes. You may revoke your proxy after you have signed and returned it at any time before the proxy is voted at the annual meeting. There are three ways to revoke your proxy:

•	You may send in another proxy card with a later date;

•	You may notify Bret Jardine, Secretary of First Advantage Corporation, in writing before the annual meeting that you have revoked your proxy; or

•	You may vote in person at the annual meeting.

Q:	What is the quorum requirement?

A:	A quorum of stockholders is necessary to hold a valid meeting. A majority of the outstanding shares of Class A and Class B common stock on March 8, 2007 taken as a whole, present in person or represented by proxy at the beginning of the annual meeting, constitutes a quorum. If you have returned a properly signed proxy card, you will be considered present at the meeting and counted in determining the presence of a quorum.

Shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees and to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter (such as the proposal to amend the 2003 Incentive Compensation Plan)) will be treated as shares that are present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not otherwise affect the voting.

Q:	How will my proxy be voted?

A:	Shares represented by a properly executed and returned proxy will be voted at the meeting in accordance with the directions noted on the proxy card. If you sign and return the proxy card but do not make specific choices, the proxy holders named in the proxy card will vote your shares “FOR” the election of all nominees for director recommended by the board and listed on the proxy card and “FOR” the amendment to the 2003 Incentive Compensation Plan. Anand Nallathambi and Julie Waters, our president and general counsel, respectively, have agreed to act as proxy holders. Any undirected shares that you hold in the First Advantage Corporation 401(k) Savings Plan will be voted in the same proportion as those shares that have been directed by other participants in the plan.

Q:	What is the voting requirement?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be

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“WITHHELD” with respect to one or more of the nominees. In the election of directors, the persons receiving the highest number of “FOR” votes will be elected.

For the amendment to the 2003 Incentive Compensation Plan, you may vote “FOR” or “AGAINST” the amendment to the plan. The favorable vote of the holders of a majority of the shares of common stock represented in person or by proxy at the annual meeting of stockholders and entitled to vote, a quorum being present, is required for adoption of the amendment to the plan.

Q:	Who counts the votes cast at the annual meeting?

A:	Lisa Steinbach, vice president and controller of our company, acting as the inspector of election, will tabulate votes at the annual meeting. The inspector of election’s duties include determining the number of shares represented at the meeting and entitled to vote, determining the qualification of voters, conducting and accepting the votes, and, when the voting is completed, ascertaining and reporting the number of shares voted, or abstaining from voting, for the election of directors.

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PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

NOMINEES FOR ELECTION OF DIRECTORS

Our charter documents require our entire board of directors to be elected annually. Our board has designated the persons listed below as candidates for election. Each is currently serving as a director, except Mr. Nallathambi. Unless otherwise specified in the proxy card, the proxies solicited by the board will be voted “FOR” the election of these candidates. In case any of these candidates becomes unavailable to stand for election to the board, an event that is not anticipated, the proxy holders will have full discretion and authority to vote or refrain from voting for any substitute nominee in accordance with their judgment.

The terms of directors elected at the annual meeting expire at the 2008 annual meeting or as soon thereafter as their successors are duly elected and qualified. The board has no reason to believe that any of the nominees will be unable or unwilling to serve as a director if elected.

Directors are elected by a plurality vote of shares present at the meeting, meaning that the nominee with the most affirmative votes for a particular seat is elected for that seat. If you do not vote for a particular nominee, or if you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

John Long will cease serving as Chief Executive Officer of First Advantage on March 30, 2007 and has resigned as a member of the Board of Directors effective the same date. Our board has appointed Anand Nallathambi, currently the President of First Advantage, as Chief Executive Officer effective March 30, 2007 and as a member of the Board of Directors effective March 30, 2007, and the nominating committee has nominated Mr. Nallathambi to stand for election as a member of the Board of Directors at the annual meeting.

Lawrence Lenihan, a member of the board of directors has given notice of his intention not to stand for re-election at the annual meeting. As a result, ten directors will be standing for election at the annual meeting.

None of the nominees has a family relationship with the other nominees, any existing director or any executive officer of our company. Pursuant to the stockholders agreement dated as of December 13, 2002 among The First American Corporation, Pequot Private Equity Fund II, L.P. and us, The First American Corporation and each of its affiliates has agreed to vote its shares for one nominee designated by Pequot. Mr. Lenihan was Pequot’s designated director in 2006. Pequot has not chosen a designee to replace Mr. Lenihan.

The board recommends a vote “FOR” the election of each nominee listed below.

Parker Kennedy, Chairman and Director since 2003. Mr. Kennedy, 59, was president of our parent company, The First American Corporation, until 2004, where he served as executive vice president from 1986 to 1993, was appointed to its board of directors in 1987, and was named chairman and chief executive officer in 2003. Mr. Kennedy has been employed by The First American Corporation’s primary subsidiary, First American Title Insurance Company, since 1977. He was appointed vice president of that company in 1979, and in 1981 he joined its board of directors. During 1983, he was appointed executive vice president of First American Title Insurance Company, and in 1989 was appointed its president. He now serves as its chairman, a position to which he was appointed in 1999.

Anand Nallathambi, Director nominee. Mr. Nallathambi, 45, the President of First Advantage, has been appointed to serve as the Chief Executive Officer of First Advantage effective March 30, 2007. Following First Advantage’s acquisition of the Credit Information Group from The First American Corporation in September 2005, Mr. Nallathambi was appointed president of First Advantage. Prior to joining First Advantage, Mr. Nallathambi served as president of First American’s Credit Information Group and as president of First American Appraisal Services from 1996 to 1998. Mr. Nallathambi also serves as a member of the board of

Dorado, Inc., a privately held company. Mr. Nallathambi received a masters in business administration from California Lutheran University after obtaining a bachelor of arts degree in economics from Loyola University in Madras, India.

J. David Chatham, Director since 2003 and is a member of our audit committee. Mr. Chatham, 56, has been a director of The First American Corporation since 1989. Mr. Chatham currently serves as chairman of The First American Corporation’s audit committee and as a member of its compensation, nominating and corporate governance committees. Mr. Chatham has also been a member of the board of directors of First American Title Insurance Company since 1989. Since 1972, he has been president and chief executive officer of Chatham Holdings, Inc., a real estate development company.

Barry Connelly, Director since 2003 and is a member of our audit committee. Mr. Connelly, 66, serves on the board of Collection House LTD, a company quoted on the Australian Exchange. Mr. Connelly also serves as the chairman and on the board of directors of Australian Business Research, LTD, a subsidiary of Collection House LTD. In December 2002, he retired from the Consumer Data Industry Association after 33 years of service, including eight years as president. During his tenure with the Consumer Data Industry Association, he was a contributor in drafting the first Fair Credit Reporting Act in 1970 and its successor in 1997.

Frank McMahon, Director since April 2006 and is a member of our acquisition committee. Mr. McMahon, 47, serves as vice chairman and chief financial officer of The First American Corporation. Previously, Mr. McMahon was a managing director of the Investment Banking Division of Lehman Brothers, Inc. and was responsible for managing their western region financial institutions group as well as their U.S. asset management sector from 1999 to 2006. Prior to that, Mr. McMahon was a Managing Director at Merrill Lynch.

Donald Nickelson, Director since 2003 and is a member of our compensation and acquisition committees and serves as chairman of our nominating committee. Mr. Nickelson, 74, serves as a director and vice chairman of the leveraged buy-out firm Harbour Group Industries, Inc. and also sits on its executive and compensation committees. In addition, Mr. Nickelson serves as a director of Adolor Corporation, where he serves on the audit, nominating and governance committees, and serves as a director and lead trustee of Mainstay Mutual Funds, where he serves on the nominating, performance, valuation and audit committees. Mr. Nickelson also holds directorship positions for several non-public companies, including AddressFree Corporation, Desiccare, Inc., Del Industries and the Advisory Board of Celtic Pharmaceutical Holdings, L.P. Prior to joining Harbour Group, he served as president of PaineWebber Group, an investment banking and brokerage firm, from February 1988 to January 1990.

Donald Robert, Director since 2003 and is chairman of our compensation committee. Mr. Robert, age 47, is currently chief executive officer of Experian Group, a global information technology business listed on the London Stock Exchange. Prior to his current appointment, Mr. Robert served as chief executive officer of Experian North America and chief operating officer, and president of its Information Solutions business unit, beginning in April 2001. From 1995 to 2001, Mr. Robert was a group executive of The First American Corporation with responsibility for its Consumer Information and Services Group. From 1992 to 1995, Mr. Robert was president of Credco, Inc., now First Advantage Credco, the nation’s largest specialized credit reporting company and one of our wholly-owned subsidiaries. He is a director of Experian Group Limited.

D. Van Skilling, Director since 2005 and is a member of our audit committee. Mr. Skilling, 73, currently serves as President of Skilling Enterprises and is a director of The First American Corporation, where he sits on the audit and executive committees; Lamson & Sessions, where he chairs the compensation, nomination and governance committees; Onvia, where he is a director and chairs the compensation committee; and American Business Bank, where he is a member of the compensation committee. Mr. Skilling formerly served as the chairman and chief executive officer of Experian Information Solutions, Inc. (formerly TRW Information Systems & Services), a position he was appointed to in 1996 and as a member of the audit and governance committees and the chair of the compensation committee of McData prior to its sale in February 2007.

David Walker, Director since 2003 and is a member of our acquisition committee and serves as chairman of our audit committee. Mr. Walker, 53, is the Director of Programs of Accountancy and Social Responsibility and Corporate Reporting in the College of Business at the University of South Florida St. Petersburg, and is a consultant on corporate governance matters, both roles he has held since 2002. From 1975 through 2002, Mr. Walker was with Arthur Andersen LLP, serving as a partner in the firm from 1986 through 2002. Mr. Walker is also a member of the boards of directors of CommVault Systems, Inc., Technology Research Corporation, Inc. where he chairs its compensation committee, and Chicos FAS.

Jill Kanin-Lovers, Director since October 2006 and is a member of our compensation and nominating committees. Ms. Kanin-Lovers, 55, was a senior vice president of human resources at Avon Products, Inc. from 1998 to 2004. Before joining Avon, she was vice president, global operations, HR at IBM. Prior to IBM, she was senior vice president, worldwide compensation and benefits, at American Express. Ms. Kanin-Lovers is a member of the board of directors for Dot Foods, one of the nation’s largest food redistributors, where she chairs the compensation committee and serves on the nominating committee, and Heidrick & Struggles, a leading global search firm, where she chairs the compensation committee and serves on the audit committee. Currently, she teaches Corporate Governance for the Rutgers University Mini-MBA program.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

Composition of Board and Committees

Our board of directors oversees our business and affairs and monitors the performance of management. Management is responsible for the day-to-day operations of our company. As of the date of this proxy statement, our board has ten directors and the following committees: audit, nominating, compensation and acquisition. The membership during the last fiscal year and the function of each of the committees are described below. Each of the committees is required to be comprised of three or more members of the board.

We held seven board meetings in 2006. Each director attended at least 75% of all board and applicable committee meetings except Mr. Robert. We strongly encourage our board of directors to attend our annual meeting of stockholders, and any member who misses three consecutive annual meetings will be removed. The following table lists membership of our board of directors and board committees:

Committees
Name of Director	Audit		Nominating		Compensation		Acquisition
Parker Kennedy
John Long(1)							X
J. David Chatham	X
Barry Connelly	X
Lawrence Lenihan, Jr.(2)			X		X
Frank McMahon							X
Donald Nickelson			X	*	X		X
Donald Robert(3)					X	*
Jill Kanin-Lovers			X		X
D. Van Skilling	X
David Walker	X	*					X

X= Committee Member; X*= Committee Chair

(1)	Mr. Long has resigned from the board of directors effective March 30, 2007. However, Mr. Long will continue to serve on the acquisition committee until that date.
(2)	Mr. Lenihan has chosen not to stand for election at the annual meeting. However, Mr. Lenihan will continue to serve on the nominating committee and the compensation committee until the date of the annual meeting.
(3)	Effective April 1, 2007, Mr. Robert resigned as chairman of the compensation committee but will remain on the committee as a member. Effective April 2, 2007, Ms. Kanin-Lovers will replace Mr. Robert as the new compensation committee chairperson.

Our board has determined that each of our directors is independent within the meaning of applicable NASDAQ Stock Market and Securities and Exchange Commission rules, except for Parker Kennedy, who is chairman and chief executive officer of our parent company, The First American Corporation; John Long, who is our chief executive officer through March 30, 2007; and Frank McMahon, who is the vice chairman and chief financial officer of The First American Corporation. Mr. Nallathambi, a director nominee, will not be deemed to be independent as he currently serves as the President of First Advantage and will assume the additional role of Chief Executive Officer of First Advantage on March 30, 2007. However, we are a “controlled company” within the meaning of the NASDAQ Marketplace Rules because The First American Corporation controls more than 50% of our voting power. As such, we are relying on NASDAQ Marketplace Rule 4350(c), which allows controlled companies to be exempt from rules requiring (a) the compensation and nominating committees to be composed solely of independent directors; (b) the compensation of the executive officers to be determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (c) director nominees to be selected or recommended for the board’s selection, either by a majority of the independent directors, or a nominating committee composed solely of independent directors. In considering director independence, the board studied the shares of First Advantage common stock beneficially owned by each of the directors as set forth under “Security Ownership of Certain Beneficial Owners and Management,” although the board generally believes that stock ownership tends to further align a director’s interests with those of First Advantage’s other stockholders. As part of this review, the board considered the fact that Mr. Robert is the chief executive officer of Experian Group, a subsidiary of which owns approximately 6.5% of our Class A common stock, and determined that this relationship does not interfere with the exercise of Mr. Robert’s independence from First Advantage and its management.

Audit Committee. Our board established the audit committee for the primary purposes of overseeing the accounting and financial reporting processes of our company and audits of our financial statements. Our board of directors has made an affirmative determination that each member of the audit committee (a) is an “independent director” as that term is defined by NASDAQ Marketplace Rules and (b) satisfies NASDAQ Marketplace Rules relating to financial literacy and experience. Our board of directors has further determined that David Walker satisfies the criteria for being an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission.

The audit committee is solely responsible for selecting our registered certified independent public accounting firm; approving in advance all audit services and related fees and terms; and approving in advance all non-audit services, if any, provided by our independent public accountants and related fees and terms. The audit committee also oversees and monitors our internal control system, evaluates the independence standards for our independent public accountants, oversees the conduct of and personnel in our internal audit function, reviews financial information in our quarterly reports, and reviews and oversees the audit performed by our independent auditors. The committee reports any significant developments with respect to its duties to the full board. The audit committee met 15 times during 2006. Our board of directors has adopted a written audit committee charter, a copy of which is attached to this proxy statement as Appendix A. The audit committee charter may also be viewed on the Corporate Governance page of the Investor Relations section of our website located at www.fadv.com or a print copy may be obtained by making a written request to the Bret Jardine, Secretary of First Advantage Corporation, at 100 Carillon Parkway, St. Petersburg, Florida 33716.

Compensation Committee. The compensation committee is responsible for recommending compensation arrangements for our executive officers; evaluating the performance of our chief executive officer; and administering our compensation plans. All members of the compensation committee are independent under the standards for independence established by the applicable NASDAQ Marketplace Rules. The compensation committee met seven times during 2006. Our board of directors has adopted a written compensation committee charter, a copy of which may be viewed on the Corporate Governance page of the Investor Relations section of our website located at www.fadv.com or a print copy may be obtained by making a written request to the Bret Jardine, Secretary of First Advantage Corporation, at 100 Carillon Parkway, St. Petersburg, Florida 33716. The compensation committee establishes and reviews our overall compensation philosophy. The committee reviews the performance of our chief executive officer and has the sole authority to determine his compensation and reviews and approves the salary of our other executive officers. The committee reviews and recommends to the board for approval our incentive and equity compensation plans, oversees those who are responsible for administering those plans and approves all equity compensation plans that are not subject to stockholder approval. The compensation committee also has the authority to retain compensation consultants as it deems necessary and the sole authority to approve such consultant’s fees. When setting executive officer compensation, in the fall or in early January of each year, Mr. Long presented a report to the compensation committee containing his recommendation of the upcoming year’s salary, bonus and long-term incentive award levels for certain executive officers other than himself. The committee took Mr. Long’s report under advisement and met with its own compensation consultant. To obtain independent compensation information, in 2005 the compensation committee engaged Watson Wyatt Worldwide as its compensation consultant. Watson Wyatt was engaged by the compensation committee, and the committee has the full authority to manage all aspects of Watson Wyatt’s engagement, including approving Watson Wyatt’s compensation on a monthly basis and the ability, in the compensation committee’s sole discretion, to terminate the engagement. Examples of projects assigned to the consultant included the evaluation of the composition of the peer group of companies used to evaluate appropriate compensation levels, evaluation of levels of executive compensation as compared to general market compensation data and the peer companies’ compensation data, and evaluation of proposed compensation programs or changes to existing programs.

The compensation committee believes that input from both management and the consultant provide useful information and points of view to assist the compensation committee to determine its own views on compensation. Although the compensation committee receives information and recommendations regarding the design of the compensation program and level of compensation for the executive officers from both the consultant and management, the compensation committee makes the final decisions as to the design and levels of compensation for these executives.

The compensation committee used Mr. Long’s report and any reports prepared by its consultant to set executive officer salaries and bonuses for the upcoming year. Executive officers are not be present during compensation committee or board of directors deliberations concerning their compensation. The chairman of the board is present when setting Mr. Long’s and Mr. Nallathambi’s salary and bonus.

Compensation Committee Interlocks and Insider Participation. The members of the compensation committee for 2006 were Messrs. Lenihan, who is not standing for re-election at the annual meeting, Nickelson and Robert and Mmes. Sink and Kanin-Lovers. Ms. Kanin-Lovers joined the board of directors in October 2006, and Ms. Sink resigned from the board of directors in November 2006. No member of this committee was at any time during the 2006 fiscal year or at any other time an officer or employee of the company, and no member had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers have served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our board of directors or our compensation committee during the 2006 fiscal year.

Nominating Committee. Our board of directors has established a nominating committee to assist the board in identifying individuals qualified to become directors and recommending to the board for nomination candidates for election or reelection to the board or to fill board vacancies. All members of the nominating committee are independent under the standards for independence established by the applicable NASDAQ Marketplace Rules. The nominating committee met two times during 2006.

The nominating committee acts under a written charter adopted by our board of directors (a copy of which may be viewed in the Corporate Governance page of the Investor Relations section of our website located at www.fadv.com or a print copy may be obtained by making a written request to the Bret Jardine, Secretary of First Advantage Corporation, at 100 Carillon Parkway, St. Petersburg, Florida 33716.) specifying, among other things, the following minimum qualifications for candidates recommended for election to the board:

•	impeccable character and integrity;

•	the ability to communicate effectively with members of the board, management, auditors and outside advisors;

•	a willingness to act independently;

•	substantial experience in business, with educational institutions, governmental entities or non-profit organizations;

•	the ability to read and understand financial statements and financial analysis;

•	the ability to analyze complex business matters;

•	no criminal history or a background which could reasonably be expected to damage the reputation of our company;

•	does not currently serve as a director, officer or employee of, or a consultant to, a direct competitor of our company; and

•	does not cause our company to violate independence requirements under applicable law or the NASDAQ Marketplace Rules.

The nominating committee also will consider, among other factors, whether an individual has any direct experience with our company or its subsidiaries (whether as a director, officer, employee, supplier or otherwise); the individual’s experience in the industry in which our company operates; the individual’s other obligations and time commitments; whether the individual is an employee of a company or institution on the board of directors of which a senior executive of our company serves; whether the individual has specific knowledge, skills or experience that may be of value to our company or a committee of the board; whether an individual has been recommended by a stockholder of our company, an independent member of the board, another member of the board, senior management of our company or a customer of our company; and the findings of any third parties that may be engaged to assist the committee in identifying directors.

The nominating committee regularly assesses the appropriate size of the board and whether any vacancies on the board are anticipated. Various potential candidates for director are then identified. Candidates may come to the attention of the nominating committee through current board members, professional search firms, stockholders or industry sources. In evaluating the candidate, the nominating committee will consider factors other than the candidate’s qualifications, including the current composition of the board, the balance of management and independent directors, the need for audit committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the nominating committee determines whether to interview the prospective nominee, and if warranted, one or more members of the nominating committee, and others as appropriate, interview prospective nominees. After completing this evaluation and interview, the nominating committee makes a recommendation to the full board as to the persons who should be nominated by the board, and the board determines the nominees after considering the recommendation and report of the nominating committee.

The nominating committee recommended the slate of directors proposed for election at the annual meeting, which was unanimously approved by the full board of directors, including unanimous approval by the independent directors. Ms. Kanin-Lovers was recommended by Mr. Nickelson who interviewed Ms. Kanin-Lovers and recommended her to the full nominating committee. The full nominating committee then recommended to the board of directors that Ms. Kanin-Lovers be appointed to the board. Mr. McMahon was recommended to the nominating committee by Mr. Kennedy. The full nominating committee then recommended to the board of directors that Mr. McMahon be appointed to the board.

Acquisition Committee. In December 2006, our board of directors formed an acquisition committee for the purpose of evaluating and approving potential acquisitions of other businesses. The powers of the acquisition committee were delegated to the committee by the full board of directors. The members of this committee are Messrs. Long, Walker, Nickelson and McMahon. Mr. Long has resigned from the board of directors effective as of March 30, 2007 but will continue to serve on the acquisition committee until that date. This committee has not met.

Procedure for Stockholder Nominations of Directors

Nominations for the election of directors may only be made by the board of directors in consultation with its nominating committee. A stockholder of record who has the power to vote ten percent or more of the outstanding capital stock of our company may recommend to the nominating committee up to one candidate for consideration as a nominee in any 12-month period. The nominating committee will consider a stockholder nominee only if a stockholder gives written notice to Bret Jardine, Secretary of First Advantage Corporation, at 100 Carillon Parkway, St. Petersburg, Florida 33716 not later than the close of business on November 1 of the year immediately preceding the year of the annual meeting of stockholders at which the stockholder desires to have his or her candidate presented by the board. Each such notice must include the name, address and telephone number of the potential nominee; a detailed biography of the potential nominee; and evidence of stock ownership by the presenting stockholder, including the number of shares owned. Nominees properly proposed by eligible stockholders will be evaluated by the nominating committee in the same manner as nominees identified by the committee. Should a stockholder recommend a candidate for director, our nominating committee would evaluate such candidate in the same way as it evaluates any other nominee. To date, no stockholder or group of stockholders owning more than 5% of our Class A common stock for at least one year has put forth any director nominees.

Stockholder Communications

Our stockholders may communicate directly with the members of the board of directors or individual members by writing directly to it or to those individuals, care of Bret Jardine, Secretary of First Advantage Corporation, at 100 Carillon Parkway, St. Petersburg, Florida 33716, together with evidence of stock ownership. Communications received in writing are distributed to our board or to individual directors as appropriate depending on the facts and circumstances outlined in the communication received.

CORPORATE GOVERNANCE MATTERS

CODE OF ETHICS

We have adopted a code of ethics that applies to our chief executive officer, chief financial officer, controller and all of our other officers, employees and directors. A copy of our code of ethics may be viewed on the Corporate Governance page of the Investor Relations section of our website located at www.fadv.com or a print copy may be obtained by making a written request to the Bret Jardine, Secretary of First Advantage Corporation, at 100 Carillon Parkway, St. Petersburg, Florida 33716.

BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

We effectively commenced operations on June 5, 2003 with our acquisition of The First American Corporation’s screening technology division and US SEARCH.com, Inc. As consideration for these acquisitions, we issued on or about June 5, 2003 100% of our outstanding Class B common stock to The First American Corporation and 100% of our Class A common stock to former stockholders of US SEARCH.com, Inc. Each share of our Class B common stock entitles the holder to ten votes in any meeting of stockholders. As a result, The First American Corporation received approximately 80% of the outstanding capital stock of our company and approximately 97% of the voting power in our company. Former stockholders of US SEARCH.com, Inc. received the remaining approximately 20% of our outstanding capital stock. Pequot Capital Management, Inc., formerly a stockholder of US SEARCH.com, Inc., received approximately 10% of our Class A common stock in the transaction. The First American Corporation and Pequot Capital Management, Inc. entered into a stockholders agreement concurrently with the acquisitions that grants Pequot Capital Management, Inc. certain registration rights and the right to sell shares of our Class A common stock at the same time The First American Corporation sells any of our shares under certain circumstances, and generally requires The First American Corporation to vote for one nominee for director designated by Pequot Capital Management, Inc.

We and The First American Corporation entered into a reimbursement agreement whereby we reimburse The First American Corporation for the actual expenses incurred by us in connection with the participation by certain of our employees in The First American Corporation’s supplemental benefit plan. In 2006, we reimbursed The First American Corporation $101,837 and $162,090, respectively, of actual costs for John Long’s and Anand Nallathambi’s participation in the supplemental benefit plan. In addition, we reimbursed The First American Corporation interest costs of $97,804 and $146,935, respectively, related to John Long’s and Anand Nallathambi’s participation in the supplemental benefit plan.

On March 23, 2006, we issued an additional 1,650,455 shares of our Class B common stock to The First American Corporation under the terms of the master transfer agreement, requiring the issuance of additional shares in the event Dealertrack, a company acquired as part of the Credit Information Group, conducted an initial public offering resulting in proceeds in excess of $50,000,000. In October 2006, DealerTrack completed a follow on offering of its stock. As result of the offering, we recognized a pretax investment gain of approximately $7.0 million. The sale of the stock was at a price per share in excess of its carrying value. As a result of the issuance of the shares, our ownership interest in DealerTrack decreased from approximately 16% to 14%. We will continue to account for the investment under the equity method since we have maintained significant influence at DealerTrack.

On November 7, 2005, we entered into an operating agreement with a subsidiary of The First American Corporation that sets forth the terms under which, we along with The First American Corporation subsidiary, jointly own and operate LeadClick Holding Company, LLC. We have ownership of 70% of LeadClick Holding Company LLC, with the remaining 30% being owed by The First American Corporation subsidiary.

The First American Corporation provides certain legal, financial, technology, administrative and managerial support services to us pursuant to a service agreement that was entered into on January 1, 2004. Under the terms of the service agreement, human resources systems and payroll systems and support, network services and financial systems are provided at an annual cost of approximately $300,000. In addition, certain other services including pension and 401(k) expenses, corporate and medical insurance, personal property leasing and company car programs are provided at actual cost. The initial term of the agreement was for one year, with automatic self renewals every six months. The First American Corporation, excluding the Credit Information Group, incurred approximately $0.3 million in service fees for the years ended December 31, 2006, 2005 and 2004.

The First American Corporation and certain of its affiliates provided sales and marketing, legal, financial, technology, leased facilities, leased equipment and other administrative services to the Credit Information Group. As part of our acquisition of the Credit Information Group from The First American Corporation, we entered into an amended and restated services agreement with The First American Corporation on September 14, 2005. Under the terms of this agreement, human resources systems and payroll systems and support, network services and financial systems are provided by The First American Corporation at an annual cost of approximately $4.5 million. In addition, certain other services including pension and 401(k) expenses, corporate and medical insurance, personal property leasing and company car programs are provided at actual cost. The initial term of the agreement was for one year, with automatic self renewals every six months. We also entered into an agreement with The First American Corporation to lease the Credit Information Group’s office space in Poway, California. The lease is for an initial term of five years with a one-time option to renew the term for an additional five years. The rent payable under the lease is approximately $169,000 a month, and we are obligated to pay all costs and expenses related to the property, including operating expenses, maintenance and taxes. The Credit Information Group recognized approximately $11.6 million, $13.7 million and $11.7 million in operating expense in 2006, 2005 and 2004, respectively, relating to these services. The amounts allocated to the Credit Information Group are based on management’s assumptions (primarily usage, time incurred and number of employees) as to the proportion of the services used by the Credit Information Group in relation to the actual costs incurred by The First American Corporation and its affiliates in providing the services.

In 2004, we incurred $150,000 for internal audit services provided by The First American Corporation.

Effective January 1, 2003, we and a subsidiary of The First American Corporation entered into an agreement whereby we will act as an agent in selling renters insurance. We receive a commission of 12% of the insurance premiums and 20% of the profits (as defined in the agreement) of the insurance premiums written. Commissions earned in 2006, 2005 and 2004 were approximately $0.8 million, $0.3 million and $0.1 million, respectively.

We perform employment screening and hiring management services for The First American Corporation. Total revenue from The First American Corporation were approximately $2.8 million, $0.7 million and $0.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.

First American Real Estate Solutions, LLC (“FARES”), a joint venture between First American and Experian Information Solutions, Inc. (“Experian”), owns 50% of a joint venture that provides mortgage credit reports and operations support to a nationwide mortgage lender. In accordance with the terms of the joint venture operating agreement, the mortgage and consumer credit reporting operation of FARES receives a merge fee per credit report issued and is reimbursed for certain operating costs. In connection with the acquisition of the Credit Information Group, FARES entered into an outsourcing agreement where we continue to provide these services to the nationwide mortgage lender. These earnings totaled $5.2 million, $5.7 million and $6.7 million, for the years ended December 31, 2006, 2005 and 2004, respectively. Total merge fees were $6.5 million, $7.1 million and $7.4 million for the years ended December 31, 2006, 2005 and 2004, respectively. Total reimbursement for operating costs were $6.5 million, $7.3 million, and $7.5 million, for the years ended December 31, 2006, 2005 and 2004, respectively.

Experian owns approximately 6% of a combination of First Advantage’s Class A and Class B common shares and is considered a related party. The cost of credit reports purchased by us from Experian was $30.0 million, $27.4 million, and $20.0 million for the years ended December 31, 2006, 2005 and 2004, respectively. We sell background and lead generation services to Experian. Total revenue from these sales was $0.2 million, $0.3 million and $0.1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

On April 27, 2004, we entered into a promissory note with The First American Corporation. The loan evidenced by the promissory note was a $20 million uncollateralized revolving loan, with interest payable monthly. In connection with the acquisition of the Credit Information Group, this promissory note was repaid in full in September 2005.

On July 31, 2003, we entered into a promissory note with The First American Corporation. The loan evidenced by the promissory note was a $10 million uncollateralized revolving loan, with interest payable monthly. The principal balance of the promissory note was payable on July 31, 2006. The promissory note was subordinated to our $20 million bank debt and bore interest at the rate payable under our $20 million bank debt plus 0.5% per annum. This promissory note was repaid in full in the first quarter of 2006.

Related Party Transaction Approval Policy. It is our policy that the audit committee review and approve in advance all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission. If advance approval is not feasible, the audit committee must approve or ratify the transaction at the next scheduled meeting of the committee. Transactions required to be disclosed pursuant to Item 404 include any transaction between First Advantage and any officer, director or certain affiliates of First Advantage that has a value in excess of $120,000. In reviewing related party transactions, the audit committee evaluates all material facts about the transaction, including the nature of the transaction, the benefit provided to First Advantage, whether the transaction is on commercially reasonable terms that would have been available from an unrelated third-party and any other factors necessary to its determination that the transaction is fair to First Advantage. Our board of directors has adopted written Statement of Policy With Respect to Related Party Transactions, a copy of which may be viewed on the Corporate Governance page of the Investor Relations section of our website located at www.fadv.com or a print copy may be obtained by making a written request to the Bret Jardine, Secretary of First Advantage Corporation, at 100 Carillon Parkway, St. Petersburg, Florida 33716.

EXECUTIVE OFFICERS

Our executive officers in addition to Parker Kennedy and Anand Nallathambi are listed below:

John Long, 51, chief executive officer and director since 2003. Mr. Long has resigned as chief executive officer and as a director effective as of March 30, 2007. Before joining the company in 2003, Mr. Long was with The First American Corporation since 1990, serving first as senior vice president of sales, then as executive vice president and then president of First American Real Estate Tax Services, Inc. From November 1993 to March 2000, Mr. Long was president and chief executive officer of First American Real Estate Information Services, Inc., overseeing that company’s strategic direction and acquisitions, completing over 40 acquisitions. In March 2000, he became president and chief executive officer of HireCheck, Inc. where he oversaw the acquisition of Substance Abuse Management, Inc., Employee Health Programs, Inc., American Driving Records, Inc., First American Registry, Inc. and SafeRent, Inc., all of which are now part of First Advantage Corporation. Mr. Long also serves on the board of directors of First American Title Insurance Company, a wholly-owned subsidiary of The First American Corporation. He has resigned as a director effective as of March 30, 2007. Mr. Long earned a Bachelor of Arts degree from the College of New Rochelle and a Masters degree in business administration from Hofstra University in New York.

Akshaya Mehta, 47, chief operating officer and executive vice president since 2003. Previously, Mr. Mehta served as executive vice president and chief operating officer of American Driving Records, Inc., a wholly-owned subsidiary of ours. Mr. Mehta has over 15 years of management experience and over 20 years of technology development expertise. Prior to joining American Driving Records, Inc. in 1999, Mr. Mehta served as division vice president of product development at Automatic Data Processing, Inc., vice president of development at Security Pacific Bank, and Deputy Head of Development at UBS London. Mr. Mehta earned a masters degree in computer science at the Imperial College of the University of London after obtaining a bachelor of science degree in physics and medical physics from the same university.

John Lamson, 56, chief financial officer and executive vice president since 2003. Prior to joining the company, Mr. Lamson served as chief financial officer of First American Real Estate Information Services Inc., a wholly-owned subsidiary of The First American Corporation, a position he held from September 1997 to June 2003. Prior to that, Mr. Lamson served as chief financial officer of a financial institution and as a certified public accountant with Arthur Andersen & Co. Mr. Lamson is a member of the American Institute of Certified Public Accountants and holds a bachelor of arts degree in business administration from the University of South Florida.

Julie Waters, 40, vice president and general counsel since 2004. Prior to joining the company, Ms. Waters was general counsel for USA Floral Products, Inc., formally a publicly traded company listed on NASDAQ. Ms. Waters was previously employed as in-house counsel for Teco Corporation and Spalding & Evenflo Corporation. Ms. Waters received her juris doctorate from George Washington University after receiving a bachelor of arts degree in English and Rhetoric & Communications from the University of Virginia.

Alan Missen, 44, chief information officer since March 2005. Prior to joining the company, Mr. Missen was with PricewaterhouseCoopers LLP, first as director of shared services applications and most recently as director of portfolio management. Before joining PricewaterhouseCoopers LLP, Mr. Missen was a senior information technology manager with Arthur Andersen LLP. Mr. Missen has more than 20 years of experience in information technology. Mr. Missen holds a bachelor of science degree in statistics from the University of Toronto.

Evan Barnett, 59, president of our multifamily services segment since 2003. Previously, Mr. Barnett held senior management positions with Omni International Corporation and related entities, including positions as CFO and Executive Vice President. Prior to his tenure with Omni International, he was employed as a certified public accountant with Grant Thornton LLP. Mr. Barnett served as president of the National Association of Screening Agencies from 2000 to 2003. Mr. Barnett holds agent licensure for property and casualty insurance. He graduated from The American University with a bachelor of science degree in accounting and a master’s degree in business administration in financial management.

Bart Valdez, 44, president of employment services segment since 2003. Mr. Valdez was named president of HireCheck, Inc. in October 2002 after joining HireCheck, Inc. in October 2000 as its chief operating officer. From August 2001 until October 2002, he also served as president of Substance Abuse Management, Inc. From June of 1998 until he joined HireCheck, Inc., Mr. Valdez served as vice president of business development and operations for Employee Information Services, Inc. HireCheck, Inc., Substance Abuse Management, Inc. and Employee Information Services, Inc. are now part of our employment services segment. He received his bachelor of science degree from Colorado State University and his master’s degree in business administration from the University of Colorado.

Andrew MacDonald, 43, president of First Advantage Litigation Consulting, LLC, part of our investigative and litigation support services segment, joined the company in 2002 through the HireCheck, Inc. acquisition of Employee Health Programs, Inc. where he served as president and chief financial officer. Following the acquisition, Mr. MacDonald served as both president of First Advantage Occupational Health Services Corp. and then as vice president and corporate development officer for First Advantage. In January 2006, Mr. MacDonald was appointed to his current position .Mr. MacDonald received his bachelor of arts degree in business administration from Emory University.

Howard Tischler, 53, president of our dealer services segment, joined the company in September 2005 through the acquisition of the Credit Information Group from The First American Corporation. Mr. Tischler also oversees Teletrack, Inc., our sub-prime credit reporting company, and our interest in LeadClick Media, Inc. Prior to joining First Advantage, Mr. Tischler served as president of First American Credit Management Solutions, Inc. and served as chief executive officer and president of Credit Online until its merger with DealerTrack, Inc. in 2003. Since 2003, Mr. Tischler has served on the board of DealerTrack, which became a publicly traded company in December 2005. Mr. Tischler received his bachelor of science degree in mathematics from the University of Maryland and his masters of science degree in engineering and operations research from the George Washington University and serves on its Engineering Advisory Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information, as of March 8, 2007, concerning (a) each person that is known to us to be the beneficial owner of more than 5% of First Advantage Corporation’s Class A common stock and Class B common stock; (b) each of our named executive officers; (c) each director; and (d) all of the directors and executive officers as a group. Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares, except to the extent spouses share authority under applicable law. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of March 8, 2007 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

	Class A Common		Class B Common
Name(1)	Number of Shares Beneficially Owned	Percent of Class(2)	Number of Shares Beneficially Owned	Percent of Class(2)
Holders of 5% or More
FADV Holdings LLC(3)(4) The First American Corporation First American Real Estate Information Services, Inc. First American Real Estate Solutions LLC 1 First American Way Santa Ana, California 92797	47,726,521	81.5%	47,726,521	100%
Pequot Capital Management, Inc.(5) 500 Nyala Farm Road Westport, Connecticut 06880	2,159,921	20.0%	0	*
Baron Capital Group, Inc.(6) BAMCO, Inc. Baron Small Cap Fund Ronald Baron 767 Fifth Avenue New York, New York 10153	1,250,000	11.6%	0	*
Experian Information Solutions, Inc.(4)(7) 475 Anton Boulevard 4th Floor Costa Mesa, California 92626	3,784,642	6.5%	0	6.0%
Maverick Capital, Ltd.(8) 300 Crescent Court 18th Floor Dallas, Texas 75201	985,245	9.1%	0	*
Magnetar Capital Partners LP(9) 300 Crescent Court 18th Floor Dallas, Texas 75201	393,035	3.6%	0	*
Directors
Parker Kennedy(10)	31,002	*	0	*
John Long(11)	608,752	5.6	0	*
J. David Chatham(12)(13)	9,002	*	0	*
Barry Connelly(12)	7,502	*	0	*
Lawrence Lenihan, Jr.(5)	2,159,921	20.0%	0	*
Frank McMahon	0	*	0	*
Donald Nickelson(12)	7,502	*	0	*
Donald Robert(12)	12,502	*	0	*
Jill Kanin-Lovers	0	*	0	*
D. Van Skilling(14)	6,670	*	0	*
David Walker(12)	10,502	*	0	*
Named Executive Officers Who Are Not Directors
John Lamson(15)	179,720	1.7%	0	*
Akshaya Mehta(16)	204,014	1.9%	0	*
Anand Nallathambi(17)	103,454	1.0%	0	*
Evan Barnett(18)	105,324	1.0%	0	*
All Directors and Executive Officers as a group (15 persons)	3,445,876	31.9%	0	*

*	Represents holdings of less than one percent.

(1)	Unless otherwise indicated, the address for each of the persons set forth in the table is care of First Advantage Corporation, 100 Carillon Parkway, St. Petersburg, Florida 33716, attention: Bret Jardine, secretary.
(2)	Percentage ownership of each class is calculated based on 10,815,043 shares of Class A common stock and 47,726,521 shares of Class B common stock outstanding, in each case as of March 8, 2007, plus, in the case of percentage ownership of Class A common stock with respect to The First American Corporation, the number of Class A common shares The First American Corporation may acquire within 60 days of March 8, 2007 upon full conversion of the Class B common stock owned by it on such date into Class A common stock on a one-for-one basis.
(3)	The number of shares of Class A common stock reported includes 47,726,521 shares of Class A common stock that may be acquired upon full conversion of 47,726,521 shares of Class B common stock within 60 days of March 8, 2007.
(4)	As reported in Amendment No. 2 to Schedule 13D by The First American Corporation; FADV Holdings LLC, a Delaware limited liability company; First American Real Estate Solutions LLC, a California limited liability company; and First American Real Estate Information Services, Inc., a California corporation, filed jointly as a “group” within the meaning of Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), FADV Holdings LLC currently is the record owner of 47,726,521 shares of Class B common stock, which are convertible on a one to one basis into Class A common stock at the option of FADV Holdings LLC and upon the occurrence of certain events. Subject to FADV Holdings LLC’s operating agreement and the Omnibus Agreement (defined below) with Experian Information Solutions, Inc., an Ohio corporation, FADV Holdings LLC and The First American Corporation share voting and dispositive power with respect to 47,726,521 Class B shares because FADV Holdings LLC is the direct owner of such shares and The First American Corporation holds a controlling interest in FADV Holdings LLC (62.5917%); with First American Real Estate Solutions LLC and First American Real Estate Information Services, Inc., as holders of 36.2840% and 1.1243%, respectively, of the outstanding equity of FADV Holdings LLC. According to Amendment No 2 to Schedule 13D, pursuant to the terms of the Amended and Restated Omnibus Agreement (“Omnibus Agreement”) between The First American Corporation and Experian Information Solutions, Inc., and pursuant to the operating agreement of FADV Holdings LLC, The First American Corporation and Experian Information Solutions, Inc. have the right to cause FADV Holdings LLC to distribute shares of the Class B common stock to The First American Corporation, First American Real Estate Information Services, Inc. and Experian Information Solutions, Inc., resulting in 43,726,521 shares of Class A common stock being held by The First American Corporation; 536,585 shares of Class A common being held by First American Real Estate Information Services, Inc.; and 3,463,415 shares of Class A common stock being held by Experian Information Solutions, Inc., immediately following the distribution. The distribution of 3,463,415 shares of Class A common stock to Experian Information Solutions, Inc. is based upon Experian Information Solutions, Inc.’s pro rata portion membership interest in First American Real Estate Solutions, LLC (20%), as more fully described in footnote 7 below.
(5)	Consists of 2,105,130 shares of Class A common stock, warrants convertible into 41,462 shares of Class A common stock, and options to purchase up to 13,329 shares of Class A common stock exercisable within 60 days of March 8, 2007 held of record by Pequot Private Equity Fund II, L.P. Pequot Capital Management, Inc., the investment manager of Pequot Private Equity Fund II, L.P., holds voting and dispositive power of the shares held of record by Pequot Private Equity Fund II, L.P.
(6)

As reported in an Amendment No. 4 to Schedule 13G dated February 14, 2007 filed with the Securities and Exchange Commission. Baron Capital Group, Inc., BAMCO, Inc., Baron Small Cap Fund and Ronald Baron filed Amendment No. 4 to Schedule 13G with the Securities and Exchange Commission on February 14, 2007 as a group with respect to 1,250,000 shares. These shares are owned by various individual and institutional investors for which BAMCO serves as an investment advisor. The advisory clients of BAMCO have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, these shares in their accounts. To the best of the group’s knowledge, no such person has such interest relating to more than 5% of the outstanding class of securities. By virtue of investment advisory agreements with its clients, BAMCO has been given the discretion to dispose or the disposition of the securities in the advisory accounts. All such discretionary agreements, are however, revocable. For purposes of the reporting requirements of the Exchange Act, the group is deemed to be a beneficial owner of such securities. Baron Capital Group and Ronald Baron disclaim beneficial ownership of shares held by their controlled entities (or the investment advisory clients thereof) to the extent such shares are held by persons other than Baron Capital Group and Ronald Baron. BAMCO disclaims beneficial ownership of shares held by its investment advisory clients to the extent such shares are held by persons other than BAMCO and its affiliates.

(7)	As reported in Amendment No. 1 to Schedule 13G dated February 14, 2006 filed with the Securities and Exchange Commission. Experian Information Solutions, Inc. filed Amendment No. 1 to Schedule 13G with the Securities and Exchange Commission on February 14, 2006 since it may deemed as part of a group with FADV Holdings LLC, The First American Corporation, First American Real Estate Information Solutions, Inc., and First American Real Estate Solutions as a result of Experian Information Solutions, Inc.’s 20% ownership interest in First American Real Estate Solutions. First American Real Estate Solutions owns a 36.2840% membership interest in FADV Holdings (with the other members being First American, which owns a 62.5917% membership interest, and First American Real Estate Information Solutions, Inc., which owns a 1.1243% membership interest). Experian Affiliate Acquisition, LLC, a Delaware limited liability company, in which Experian Information Solutions, Inc. is the sole member, owns beneficially 321,227 shares of Class A common stock and holds full voting and dispositive power of the shares held of record by it. Experian Information Solutions, Inc. does not have voting power or dispositive power over any of the shares owned by FADV Holdings, except that it may cause FADV Holdings, under certain circumstances, to distribute 17,317,073 shares of Class B stock to First American Real Estate Solutions, which would be required to distribute 20% to Experian Information Solutions, Inc. Such Class B common stock would convert automatically into 3,463,415 shares of Class A common stock. Following the distribution of the Class B common stock, it would convert into Class A common stock, resulting in Experian Information Solutions, Inc. owning approximately 6.5% of our Class A common stock. Experian Information Solutions, Inc. expressly disclaims the existence of a group with any or all of FADV Holdings, The First American Corporation, First American Real Estate Information Solutions, Inc. and First American Real Estate Solutions.
(8)	As reported in a Schedule 13G dated February 14, 2007 filed with the Securities and Exchange Commission. Maverick Capital, Ltd., Maverick Capital Management, LLC and Lee S. Ainslie III filed the Schedule 13G with the Securities and Exchange Commission on February 14, 2007 as a group with respect to 985,245 shares. These shares are owned by various individual and institutional investors for which Maverick Capital, Ltd. serves as an investment advisor. By virtue of investment advisory agreements with its clients, Maverick Capital, Ltd. has been given the discretion to dispose or the disposition of the securities in the advisory accounts. For purposes of the reporting requirements of the Exchange Act, the group is deemed to be a beneficial owner of such securities.
(9)	As reported in a Schedule 13G dated February 14, 2007 filed with the Securities and Exchange Commission. Magnetar Capital Partners, LP, Supernova Management LLC and Alec N. Litowitz filed the Schedule 13G with the Securities and Exchange Commission on February 14, 2007 as a group with respect to 393,035 shares. This amount consists of: 304,991 Shares held for the account of Magnetar Capital Master Fund; 855 shares held for the account of Magnetar SGR Fund Ltd; 17,159 shares held for the account of Magnetar SGR Fund LP and 70,030 shares held for the accounts of various individual and institutional investors for which Magnetar Financial LLC, a wholly-owned subsidiary of Magnetar Capital Partners, LP, serves as an investment advisor. By virtue of investment advisory agreements with its clients, Magnetar has been given the discretion to dispose or the disposition of the securities in the advisory accounts. For purposes of the reporting requirements of the Exchange Act, the group is deemed to be a beneficial owner of such securities.
(10)	Includes options to purchase up to 7,502 shares of Class A common stock exercisable within 60 days of March 8, 2007 held by Mr. Kennedy.
(11)	Includes 21,068 shares that are held for the benefit of Mr. Long by the trustee of the First Advantage Corporation 401(k) Savings Plan and options to purchase up to 570,150 shares of Class A common stock within 60 days of March 8, 2007.

(12)	Includes options to purchase up to 7,502 shares of Class A common stock exercisable within 60 days of March 8, 2007, 2007 held by Messrs. Chatham, Connelly, Nickelson, Robert and Walker.
(13)	Includes 1,500 Class A common stock held by Mr. Chatham’s spouse.
(14)	Includes options to purchase up to 1,670 shares of Class A common stock exercisable within 60 days of March 8, 2007.
(15)	Includes options to purchase up to 163,385 shares of Class A common stock exercisable within 60 days of March 8, 2007, and 3,524 shares that are held for the benefit of Mr. Lamson by the trustee of the First Advantage 401(k) Plan.
(16)	Includes options to purchase up to 185,025 shares of Class A common stock exercisable within 60 days of March 8, 2007 and 692 shares that are held for the benefit of Mr. Mehta by the trustee of the First Advantage 401(k) Plan.
(17)	Includes options to purchase up to 66,800 shares of Class A common stock exercisable within 60 days of March 8, 2007 and 261 shares that are held for the benefit of Mr. Nallathambi by the trustee of the First Advantage 401(k) Plan.
(18)	Includes options to purchase up to 95,010 shares of Class A common stock exercisable within 60 days of March 8, 2007 and 692 shares that are held for the benefit of Mr. Barnett by the trustee of the First Advantage 401(k) Plan.

The following table sets forth as of March 8, 2007 the total number of common shares of The First American Corporation beneficially owned and the percentage of the outstanding shares so owned, based on 97,028,960 shares of The First American Corporation common stock outstanding on that date, by:

•	each director;

•	each named executive officer; and

•	all of the directors and executive officers as a group.

Unless otherwise indicated in the notes following the table, those listed are the beneficial owners of the listed shares of The First American Corporation with sole voting and investment power (or, in the case of individual stockholders, shared power with such individual’s spouse) over the shares listed. The First American Corporation common shares subject to rights exercisable within 60 days of March 8, 2007 are treated as outstanding when determining the amount and percentage beneficially owned by a person or entity.

Name	Number of The First American Corporation Common Shares	Percent of Class
Directors
Parker Kennedy(1)(2)	3,512,660	3.6%
John Long(3)	2,000	*
J. David Chatham(4)	35,389	*
Barry Connelly	0	*
Lawrence Lenihan, Jr.	0	*
Frank McMahon(5)	83,228	*
Donald Nickelson	0	*
Donald Robert	715	*
Jill Kanin-Lovers	0	*
D. Van Skilling(6)	26,637	*
David Walker	0	*
Named Executive Officers Who Are Not Directors
John Lamson(7)	1,185	*
Akshaya Mehta(8)	8,608	*
Anand Nallathambi(9)	54,881	*
Evan Barnett(10)	9,902	*
All Directors and Executive Officers as a group (15 persons)	3,735,205	3.9%

*	Represents holdings of less than one percent.

(1)	Of the shares credited to Parker S. Kennedy, chairman of the board and chief executive officer of First American, 5,200 shares are owned directly and 3,186,566 shares are held by Kennedy Enterprises, L.P., a California limited partnership of which Parker S. Kennedy is the sole general partner and D. P. Kennedy, Parker S. Kennedy’s father, is one of the limited partners. The limited partnership agreement pursuant to which the partnership was formed provides that the general partner has all powers of a general partner as provided in the California Uniform Limited Partnership Act, provided that the general partner is not permitted to cause the partnership to sell, exchange or hypothecate any of its shares of stock of First American without the prior written consent of all of the limited partners. Of the shares held by the partnership, 462,197 are allocated to the capital accounts of Parker S. Kennedy and 1,851,067 are allocated to the capital account of D.P. Kennedy. The balance of the shares held by the partnership is allocated to the capital accounts of the other limited partners, who are family members of the Kennedys. Except to the extent of his voting power over the shares allocated to the capital accounts of the limited partners, Parker S. Kennedy disclaims beneficial ownership of all shares held by the partnership other than those allocated to his own capital accounts.
(2)	Includes options to purchase up to 310,000 shares exercisable within 60 days of March 8, 2007 and 9,126,285 shares that are allocated to Mr. Kennedy’s employee stock ownership sub-account under the “ESOP” portion of First American’s 401(k) Savings Plan.
(3)	Includes options to purchase up to 2,000 shares exercisable within 60 days of March 8, 2007.
(4)	Includes options to purchase up to 14,500 shares exercisable within 60 days of March 8, 2007.
(5)	Includes options to purchase up to 60,000 shares exercisable within 60 days of March 8, 2007.
(6)	Includes 1,665 shares held by a nonprofit corporation for which Mr. Skilling serves as a director and officer. In his capacity as an officer, Mr. Skilling has the power, acting alone, to direct the voting and disposition of the shares. Also includes 2,373 shares held in two trusts for which Mr. Skilling serves as the trustee. In this position, Mr. Skilling has the power to direct the voting and disposition of the shares. Includes options to purchase up to 14,500 shares exercisable within 60 days of March 8, 2007.
(7)	Includes 1,385 shares held for the benefit of Mr. Lamson by the trustee of the First Advantage 401(k) Savings Plan.
(8)	Includes options to purchase up to 8,000 shares exercisable within 60 days of March 8, 2007 and 608 shares are held for the benefit of Mr. Mehta by the trustee of the First Advantage 401(k) Savings Plan.
(9)	Includes options to purchase up to 49,000 shares exercisable within 60 days of March 8, 2007 and 3,890 shares are held for the benefit of Mr. Nallathambi by the trustee of the First Advantage 401(k) Savings Plan.
(10)	Includes 2 shares that are held for the benefit of Mr. Barnett by the trustee of the First Advantage 401(k) Savings Plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview. This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of our executive officers who served as named executive officers during 2006. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative primarily for 2006, but we also describe compensation actions taken prior to 2006 to the extent that this description enhances the understanding of our executive compensation disclosure.

The principal elements of our executive compensation program are base salary, annual cash incentives, long-term equity incentives in the form of stock options, restricted stock and restricted stock units and other benefits. Our other benefits and perquisites consist of life and health insurance benefits, a qualified 401(k) savings plan and include reimbursement for certain medical insurance. Our philosophy is to position the aggregate of these elements at a level that is commensurate with our size and sustained performance.

Objectives and Philosophy. The overall objectives of our executive compensation program are to (i) enable us to attract, motivate and retain key executive talent essential to the achievement of our short-term and long-term business objectives; (ii) provide compensation competitive with others in our industry; (iii) reward senior executive officers for accomplishment of pre-defined business goals and objectives; and (iv) align the interests of our executives with our stockholders. A significant portion of total executive compensation is variable compensation linked to corporate, business unit and individual performance.

Generally, the compensation of our executive officers is composed of a base salary, an annual incentive compensation award and equity awards in the form of stock options, restricted stock and restricted stock units. In setting base salaries, the compensation committee generally reviewed information about compensation levels of similar positions in companies comparable to First Advantage and the individual contributions of the particular executive. The annual incentive compensation award for 2006 is an award determined by the compensation committee based on performance relative to pre-established goals, including earnings per share targets, business unit pre-tax profit targets and certain enhancements to the operations of the company that are tailored to each executive officer’s job function. In addition, stock options and restricted stock are granted to provide the opportunity for long-term compensation based upon the performance of our Class A common stock over time.

Compensation Process.

Compensation Committee. Executive officer compensation is administered by the compensation committee of our board of directors, which is composed of four members: Messrs. Robert, Lenihan and Nickelson and Ms. Kanin-Lovers. Messrs. Robert, Lenihan, who is not standing for re-election at the annual meeting, and Nickelson, and Ms. Sink, who resigned from our board of directors in November 2006. Messrs. Robert, Lenihan, Nickelson and Ms. Sink approved the 2006 compensation arrangements described in this compensation discussion and analysis. Mr. Robert served as chairman of the compensation committee during 2006. Effective April 1, 2007, Mr. Robert will resign as chairman of the compensation committee but will remain on the committee as a member. Effective April 2, 2007, Ms. Kanin-Lovers will replace Mr. Robert as the new compensation committee chairperson. Our board of directors appoints the compensation committee members and delegates to the compensation committee the direct responsibility for, among other matters:

•	approving, in advance, the compensation and employment arrangements for our executive officers;

•	reviewing all of the compensation and benefit plans and programs in which our executive officers participate; and

•	reviewing and recommending changes to all our equity-based plans to our board of directors as appropriate, subject to stockholder approval as required.

Our board of directors has determined that each committee member is independent under the NASDAQ Marketplace Rules, the Securities and Exchange Commission rules and the relevant securities laws, and that each member is an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee met seven times in 2006.

Role of Compensation Experts. Pursuant to its charter, the compensation committee is authorized to engage compensation consultants and to obtain at company expense compensation surveys, reports on the design and implementation of compensation programs for directors, officers and employees, and other data and documentation as the compensation committee considers appropriate. The compensation committee has the sole authority to retain and terminate any outside counsel or other experts or consultants engaged to assist it in the evaluation of compensation of our directors and executive officers, including the sole authority to approve such consultants’ fees and other retention terms. In 2005, the compensation committee engaged Watson Wyatt Worldwide as its compensation consultant. Examples of projects assigned to the consultant included the evaluation of the composition of the peer group of companies, evaluation of levels of executive compensation as compared to general market compensation data and to First Advantage’s peer companies’ compensation data, and evaluation of proposed compensation programs or changes to existing programs. At the direction of the compensation committee, Watson Wyatt conducted an analysis of market compensation levels for our executive officers during 2006. Data sources for this review included publicly reported compensation information for the named executive officers of a group of 12 peer companies, as well as published compensation surveys conducted by major consulting firms. The peer companies included in this analysis were selected from among U.S.-based publicly held companies that are comparable to us in size and industry. This group of 12 peer companies included:

Acxiom Corporation	Efunds Corporation
Alliance Data Systems Corporation	Equifax Incorporated
Ceridian Corporation	Fair Isaac Corporation
Checkfree Corporation	infoUSA Incorporated
Choicepoint Incorporated	Talx Corporation
Dun & Bradstreet Corporation	Teletech Holdings Incorporated

Based on this analysis, targeted total direct compensation (the sum of salaries, target annual incentive opportunity and the estimated value of our long-term incentive awards as of the date they were granted) for our executive officers is generally between the median and the 75th percentile of competitive market levels. The compensation committee considers these compensation levels to be within the range of competitive market practice.

Role of Our Executive Officers in the Compensation Process. When setting executive officer compensation, in the fall or in January of each year, Mr. Long would present a report to the compensation committee containing his recommendation of the upcoming year’s salary, bonus, and long-term incentive award levels for certain executive officers other than himself. The compensation committee used this report and the reports of its consultant to determine executive officer compensation for the upcoming year. Executive officers are not present during compensation committee or board of directors deliberations concerning their compensation.

Components of Compensation.

Our 2006 compensation program elements were primarily structured to provide compensation competitive with that of other similarly titled officers at companies comparable to First Advantage and to reward our executive officers for achieving certain financial and business objectives.

Base Salaries. Base salaries for our executive officers are set within ranges, which are targeted around the competitive norm for similar executive positions in similar companies. Individual salaries may be above or below the competitive norm based on the individual’s contribution to business results, capabilities and qualifications, potential and the importance of the individual’s position to our success. In this context, similar companies are defined as those that are comparable to us in size and scope, and in the nature of their businesses. Our executive officers do not have employment agreements. During 2006, salaries of our named executive officers were adjusted as follows. Mr. Long’s salary was increased from $440,000 to $600,000, and Mr. Nallathambi’s salary was increased from $400,000 to $525,000. The increases were given in recognition of the increased size of our company following the acquisition of the Credit Information Group from The First American Corporation and to ensure that their compensation was commensurate with executives of similarly sized companies. Mr. Lamson’s salary was increased from $240,000 to $275,000 as a result of new financial and accounting responsibilities arising out of the Credit Information Group acquisition, to make Mr. Lamson’s base salary more commensurate with that of other chief financial officers for similarly sized companies and for his key role in the Credit Information Group acquisition. Mr. Mehta’s salary increased from $290,000 to $310,000 as a result of his key role in strategic projects for the company. Mr. Barnett’s salary was increased from $250,000 to $275,000 for the good performance of his segment, despite increased regulatory costs.

Annual Cash Incentive Awards. Our annual bonus plan is intended to: (i) compensate executive officers directly if strategic and financial performance targets are achieved and (ii) reward executive officers for performance in those activities that are most directly under their control and for which they are held accountable. Corporate, business unit and individual performance goals under the annual incentive plan are linked to the annual business plan and budget. Overall, total cash compensation (the sum of salary and bonus) for our executive officers is intended to be competitive with market practice for similar executive positions in similar companies when performance goals under the annual bonus plan are achieved.

In March 2006, the compensation committee adopted the senior executive annual incentive program for fiscal year 2006, which set the performance measurements to be used to determine whether certain senior executives were eligible to receive a bonus for 2006. Cash incentive awards issued under the 2006 senior executive annual incentive program are subject to adjustment at the compensation committee’s discretion. For executives other than Messrs. Long and Nallathambi, these adjustments may be positive or negative, and for Messrs. Long and Nallathambi, adjustments may only be negative. In making such adjustments, the committee may take into account subjective factors outside the performance measurement goals set for each executive officer at the beginning of the year.

Bonuses granted under the 2006 senior executive annual incentive program are expressed as a percentage of base salary and are awarded based on the achievement of certain quantitative and qualitative performance goals. However, no bonuses could be awarded under the 2006 senior executive annual incentive program if threshold quantitative goals related to corporate financial performance were not met. Messrs. Lamson and Mehta were entitled to a cash bonus based upon a percentage of their respective base salaries upon the achievement by First Advantage of earnings of at least $1.00 per share and certain qualitative factors based on the executives’ ability to achieve certain enhancements to the operations of the company. No cash bonus would have been awarded if threshold quantitative measurements related to corporate financial goals were not met.

Under the 2006 senior executive annual incentive program, Messrs. Long and Nallathambi were entitled to a cash bonus based upon a percentage of their respective base salaries upon the achievement by First Advantage of earnings of at least $1.00 per share. For both, the maximum percentage of their base salary available for a cash bonus award was 125 percent upon the achievement by First Advantage of earnings of at least $1.24 per share. In addition to the cash bonus, both Messrs. Long and Nallathambi were eligible for an equity bonus of 16,000 shares of restricted stock based upon the achievement by First Advantage of earnings of at least $1.00 per share and 40,000 shares of restricted stock based upon the achievement by First Advantage of earnings of at least $1.24 per share. The equity award is subject to vesting over a period of four years from the date of the award. No cash bonus or equity bonus would have been awarded to either executive if threshold quantitative goals related to corporate financial performance were not met.

The weight of each of the performance measurements and the percentage of goals achieved for each named executive officers that was a participant in the 2006 senior executive annual incentive program listed below is as follows:

Name	Quantitative Measurement Corporate Goals	Individual Qualitative Measurement	Maximum Percentage of Base Salary (Maximum Potential Bonus)	Percentage of Maximum Potential Bonus Awarded as a Bonus in 2006
John Long	100%	0%	125%	94%
Anand Nallathambi	100%	0%	125%	94%
Akshaya Mehta	75%	50%	125%	90%
John Lamson	100%	25%	125%	95%
Evan Barnett	25%	100%	125%	68%

Long-Term Incentive Compensation. We currently administer our long-term incentive compensation through the First Advantage Corporation 2003 Incentive Compensation Plan. A total of 7.0 million shares of Class A common stock are available for issuance under the plan. The plan is administered by the compensation committee. At December 31, 2006, stock options to purchase 4,201,482 shares of Class A common stock and 173,397 shares of restricted stock were outstanding under the plan. Options vest over three years at a rate of 33.4% for the first year and 33.3% for each of the two following years. Restricted stock vest over three years at a rate of 33.3% for the first two years and 33.4% for the last year. Restricted Stock units vest over three years at a rate of 33.3% for the first two years and 33.4% for the last year. Each option grant expires ten years after the grant date.

The primary purposes of the long-term incentive program are to align the interests of executive officers and other key employees with those of our stockholders and to attract and retain key executive talent. Employees eligible for the long-term incentive program includes those who are determined by the compensation committee to be in key policy-setting and decision-making roles, and to have responsibilities that contribute significantly to achieving our earnings goals. The size of an individual’s long-term incentive award is based primarily on individual performance, the individual’s responsibilities and position with our company. Long-term incentive award values are intended to be competitive with market practice for similar executive positions in similar companies.

In 2005, we provided an opportunity for executive officers to elect to receive restricted stock units representing our stock in lieu of some or all of the executive officers’ annual bonus payments. To provide an incentive to acquire our shares through this program, and thereby to align executive officers’ interests more closely with those of our stockholders, we provided a 33% match on these restricted stock unit purchases. These restricted stock units were subject to vesting requirements based on the executive’s continued employment. Eligibility for this program was determined by the compensation committee in its discretion. We may decide to offer this opportunity again in the future.

In 2006, the compensation committee adopted the Flexible Long-Term Incentive Plan. This plan is administered under the 2003 Incentive Compensation Plan. Under the terms of this plan, designated key members of management are selected annually to participate. The purpose of this plan is to ensure that First Advantage achieves its long-term goals and objectives. Participants in the program are identified at the beginning of each year, and participation in the plan may vary from year to year. This program was adopted because the compensation committee understands the importance of maximizing each individuals’ personal financial goals, objectives, and planning. While the committee feels strongly that equity incentives should align with shareholders, it also feels strongly about encouraging employee stock ownership. To increase the perceived value of the long-term incentive program to participants, this plan allows participants to make an annual election of the form in which stock incentives are awarded from among (i) stock options (our current program), (ii) restricted stock (full-value shares of stock), (iii) restricted stock units (phantom units that the participant can convert to full-value shares at some future date of their choosing), or (iv) a combination thereof. All equity incentives granted under the plan have a 3-year graded time-based vesting schedule. Continued employment and satisfactory performance is required to meet the vesting requirements. For participants making an election, they can chose to receive stock options and restricted stock/units (l-value share/unit for every 3 stock options the participant elects not to receive). If participants do not make an election at a chosen date in February, the participant receives options as a default election.

Participation in The First American Corporation’s Benefit Plans. The First American Corporation maintains a pension plan and a supplemental benefit plan. Employees of First Advantage and its subsidiaries who were participants in The First American Corporation’s defined benefit pension plan prior to First Advantage’s June 5, 2003 acquisition of The First American Corporation’s screening technology division, and who have become employees of First Advantage or its subsidiaries in connection with such acquisition generally are permitted to continue their participation in the pension plan, to the extent available to employees of First American. As of December 31, 2001, no new participants have been or will be permitted to participate in the defined benefit pension plan. Currently, only Mr. Long, Mr. Nallathambi and Mr. Lamson participate in this plan.

The First American Corporation maintains an executive supplemental benefit plan that provides retirement benefits for, and pre-retirement death benefits with respect to, certain key management personnel. Under the plan, upon retirement at normal retirement date (the later of age 65 or, unless waived by its board of directors, completion of 10 years of service), a participant receives a joint life and 50% survivor annuity benefit equal to 35% of “final average compensation.” “Final average compensation” is determined for those three calendar years out of the last 10 years of employment preceding retirement in which final average compensation is the highest. Final average compensation includes base salary and commissions, cash bonuses and stock bonuses that are granted to compensate for past services.

The benefit is reduced by 5% for each year prior to normal retirement date in which retirement occurs and, until age 70, increased by 5% (compounded in order to approximate the annuitized value of the benefit had retirement occurred at age 65) for each year after such date in which retirement occurs. With respect to such postponed retirement, the plan takes into account covered compensation received until age 70, so that the retirement benefit of an executive who retires after normal retirement date is determined as the greater of the annuitized benefit or the benefit calculated using final average compensation until age 70.

To be eligible to receive benefits under the plan, a participant must be at least age 55, have been one of The First American Corporation’s employees, or an employee of one of its subsidiaries, for at least 10 years and, unless waived by its board of directors, covered by the plan for at least five years. A pre-retirement death benefit is provided consisting of 10 annual payments, each of which equals 50% of final average compensation. In the event of a “change in control” (as defined in the plan) of The First American Corporation, a participant who retires after the change in control shall receive the same benefits as if he or she were retiring upon the attainment of normal retirement date.

Currently, only Mr. Long and Mr. Nallathambi participate in this plan, along with two other employees of First Advantage.

Stock Ownership Requirements. We do not currently have any policy or guidelines that require a specified ownership of our common stock by our directors or executive officers or stock retention guidelines applicable to equity-based awards granted to directors and executive officers. As of March 8, 2007, our executive officers as a group owned approximately 32% of our outstanding Class A common stock.

Stock Option Practices. We have awarded all stock options to purchase our Class A common stock to executive officers at or above the fair market value of our common stock at the grant date. Stock options are only issued four times per year on pre-established grant dates. These award dates occur after the release of our quarterly financial results. All awards are approved by the compensation committee.

Perquisites and Other Personal Benefits. Supplemental benefits are offered to selected executive officers with the goal of attracting and retaining key executive talent. Our philosophy is to de-emphasize executive perquisites so we only provide certain executive officers with a reimbursement for dues of social organizations for the purpose of enhancing business opportunities and with automobile allowances.

Post-termination Compensation.

In 2006, none of our executive officers have severance or change in control agreements. The First Advantage Corporation 2003 Incentive Compensation Plan calls for accelerated vesting of all awards in the event of a change in control of The First American Corporation or us. In addition, Mr. Long and Mr. Nallathambi participate in the First American Corporation’s supplemental benefit plan, which calls for accelerated vesting of all benefits in the event of a change in control of The First American Corporation. In 2007, Mr. Long and First Advantage entered into a transition agreement in connection with his resignation.

Tax Implications of Executive Compensation. Our aggregate deductions for each named executive officer compensation are potentially limited by Section 162(m) of the Internal Revenue Code of 1986, as amended, to the extent the aggregate amount paid to an executive officer exceeds $1.0 million, unless it is paid under a predetermined objective performance plan meeting certain requirements, or satisfies one of various other exceptions specified in the Internal Revenue Code.

Summary Compensation Table

The following table shows the compensation of each individual who served at any time during 2006 as our principal executive officer and our principal financial officer. We have also included our three other most highly compensated officers who were serving as our executive officers as of December 31, 2006 (other than the principal executive and principal financial officers). We refer to each of the individuals named in the table below as “named executive officers”.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Stock Awards ($) (3)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)	Total Compensation ($)
John Long Chief Executive Officer	2006	$600,000	—		$397,279	$1,461,819	$703,125	$424,736	$32,345	$3,619,304
Anand Nallathambi President	2006	$525,000	—		$420,043	$815,527	$615,235	$314,630	$34,018	$2,724,453
Akshaya Mehta Chief Operating Officer	2006	$310,000	—		$242,052	$476,047	$346,812	$53,563	$17,400	$1,445,874
John Lamson Chief Financial Officer	2006	$275,000	—		$179,658	$472,530	$326,562	$33,365	$23,376	$1,310,491
Evan Barnett, President of Multifamily Services Segment	2006	$275,000	$74,250	(2)	$162,648	$230,683	$160,704	$4,160	$16,200	$923,645

(1)	Annual incentive compensation for 2006 consisted entirely of cash.
(2)	Reflects a portion of Mr. Barnett’s 2006 annual incentive plan award for which a specific performance metric was modified by the compensation committee to reflect business conditions occurring after the plan metrics were originally approved by the compensation committee. The actual payment was based on the performance level achieved and was calculated consistent with the terms of the annual incentive plan.
(3)

The dollar amounts recorded in the table for the stock awards and the option awards have been computed in accordance with Statement of Financial Accounting Standards No. 123, (as revised in 2004) (“SFAS No. 123R”). Under SFAS 123R, our compensation cost relating to a stock or option award is generally computed over the period of time in which the named executive officer is required to provide service to us in exchange for the award. For more information about the assumptions used to determine the cost these awards reported in the table, see Note 2. “Summary of Significant Accounting Policies” to First

Advantage’s consolidated financial statements as set forth in the First Advantage’s Form 10-K for the year ended December 31, 2006.
(4)	The table below sets forth a detailed breakdown of the items which comprise “All Other Compensation”:

Name	Perquisites and other Personal Benefits(5)	Payments/Accruals on Termination Plans	Registrant Contributions to Defined Contribution Plans(6)	Insurance Premiums	Tax Reimbursements	Discounted Securities Purchases	Other
John Long Chief Executive Officer	$18,847	—	$6,600	$6,898	—	—	—
Anand Nallathambi President	$26,767	—	$6,600	$651	—	—	—
Akshaya Mehta Chief Operating Officer	$10,800	—	$6,600	—	—	—	—
John Lamson Chief Financial Officer	$15,850	—	$6,600	$926	—	—	—
Evan Barnett, President of Multifamily Services Segment	$9,600	—	$6,600	—	—	—	—

(5)	Reflects car allowances, club membership dues and expense for executive physicals.
(6)	Represents First Advantage’s matching contribution in February 2007 to participants’ 2006 deferrals in the First Advantage 401(k) Savings Plan.

We have no employment agreements with our named executive officers.

The compensation plans under which remuneration was paid and grants in the following table were made to our named executive officers are generally described in under “Compensation Discussion and Analysis” above.

Grants of Plan-Based Awards

The following table provides information concerning equity-based compensation granted to the named executive officers during 2006 under any plan.

Name	Grant Date	Plan	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (6)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John Long Chief Executive Officer	2/20/2006	FADV 2003 Incentive Compensation Plan							12,942	(3)			$28.33	$366,647
	2/21/2006	FADV 2003 Incentive Compensation Plan									150,000	(4)	$24.93	$1,231,500
	4/21/2006	FADV 2003 Incentive Compensation Plan				16,000	40,000	40,000
	1/13/2006	The First American 1996 Stock Option Plan									10,000	(5)	$46.48	$128,000

Anand Nallathambi President	2/20/2006	FADV 2003 Incentive Compensation Plan							18,825	(3)			$28.33	$533,312
	2/21/2006	FADV 2003 Incentive Compensation Plan							13,889	(4)			$24.93	$346,253
	4/21/2006	FADV 2003 Incentive Compensation Plan				16,000	40,000	40,000

Akshaya Mehta Chief Operating Officer	2/20/2006	FADV 2003 Incentive Compensation Plan							2,957	(3)			$28.33	$83,772
	2/21/2006	FADV 2003 Incentive Compensation Plan							20,000	(4)			$24.93	$498,600

John Lamson Chief Financial Officer	2/20/2006	FADV 2003 Incentive Compensation Plan							6,777	(3)			$28.33	$191,992
	2/21/2006	FADV 2003 Incentive Compensation Plan							6,667	(4)	40,000	(4)	$24.93	$494,608

Evan Barnett, President of Multifamily Services Segment	2/20/2006	FADV 2003 Incentive Compensation Plan							3,824	(3)			$28.33	$108,334
	2/21/2006	FADV 2003 Incentive Compensation Plan							13,333	(4)			$24.93	$332,392

(1)

Each of the named officers participates in the 2006 senior executive annual incentive program. The annual cash incentive award earned by the named officer in 2006 under the plan is shown in the Summary Compensation Table under the column captioned “Non-Equity Incentive Plan Compensation.” No future awards will be made under the plan’s 2006 annual cash incentive award. The 2006 senior executive annual incentive program is described in greater detail in the section of the proxy statement captioned, “Compensation Discussion and Analysis—Components of Compensation—Annual Cash Incentive Awards.”

(2)	This award represents a portion of Messrs. Long’s and Nallathambi’s annual incentive compensation plan, as approved by the compensation committee, based on achieving certain earnings per share levels for 2006. In February 2007, the compensation committee determined Messrs. Long and Nallathambi each earned 36,160 shares of restricted stock. These shares will vest in one-quarter increments over the next 4 years (2008, 2009, 2010 and 2011). Based on the date the compensation plan was approved by the committee, April 21, 2006, these 36,160 share awards each have a grant date fair value of approximately $876,157 based on the closing stock price on that date of $24.23.
(3)	Represents a portion of the 2005 annual incentive plan awards that would have been paid in 2006 but were previously elected by the participants to be deferred into the Management Stock Purchase Plan (“MSPP”). The MSPP is a sub plan under the 2003 Incentive Compensation Plan that enables select executives to defer a portion of their incentive compensation award as restricted stock units. First Advantage provides a match of 1 unit for every 3 units purchased by the executive. All units vest in one-third increments over the next 3 years (2007, 2008 and 2009), unless the executive selected a later future settlement date. The 30 day average trading price for the last month of 2005 was used to calculate the number of restrictive stock units purchased. The average trading price was $28.33. This program was only offered in 2005. The following shares were awarded under this program:
•

Mr. Long elected to defer 50% of his 2005 annual incentive plan award, resulting in the purchase of 9,707 restricted stock units and a match by First Advantage of 3,235 restricted stock units for a total award of 12,942 restricted stock units.

•

Mr. Nallathambi elected to defer 25% of his 2005 annual incentive plan award, resulting in the purchase of 14,119 restricted stock units and a match by First Advantage of 4,706 restricted stock units for a total award of 18,825 units.

•

Mr. Mehta elected to defer 25% of his 2005 annual incentive plan award, resulting in the purchase of 2,218 restricted stock units and a match by First Advantage of 739 restricted stock units for a total award of 2,957 restricted stock units.

•

Mr. Lamson elected to defer 50% of his 2005 annual incentive plan award, resulting in the purchase of 5,083 restricted stock units and a match by First Advantage of 1,694 restricted stock units for a total award of 6,777 restricted stock units.

•

Mr. Barnett elected to defer 25% of his 2005 annual incentive plan award, resulting in the purchase of 2,868 restricted stock units, a match by First Advantage of 956 restricted stock units for a total award of 3,824 restricted stock units.

(4)	Reflects awards under the new 2006 Flexible Long-Term Incentive Plan, which is a sub plan under the 2003 Incentive Compensation Plan. Select executives may elect to receive the full value of their award as stock option shares or one-third of the value of the award as either restricted shares or restricted stock units, or a combination of stock options, restricted shares and restricted stock units. The stock awards for Messrs. Nallathambi, Mehta and Barnett are restricted shares that vest in one-third increments over the next three years (2007, 2008 and 2009). The stock options for Mr. Long vest in one-third increments over the next three years (2007, 2008 and 2009) and will expire in February 2016. Mr. Lamson elected a portion of his award in restricted stock units with a future settlement date and the remaining part in stock options which vest in one-third increments over the next three years (2007, 2008 and 2009 and will expire in February 2016.
(5)	Reflects an award granted to Mr. Long for his attendance to The First American Corporation annual executive meeting. The stock options for Mr. Long vest in one-forth increments and will expire in January 13, 2016.
(6)	This column shows the full grant date value of the restricted shares, restricted stock units and stock options under SFAS 123R granted in 2006. Generally, the full date value is the amount that First Advantage or The First American Corporation (for Mr. Long’s January 13, 2006 stock option grant) would be expensed over the awards’ vesting schedules.

Outstanding Equity Awards at Fiscal Year-End – First Advantage Corporation

The following table provides information concerning unexercised options, unvested stock and equity incentive plan awards outstanding as of December 31, 2006 for each named executive officer.

Name	Option Awards					Stock Awards
	Year of Option Grant	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
		Exercisable	Unexercisable
John Long Chief Executive Officer	2003	267,500		$21.625	6/4/2013			—	—
	2003	150,000		$18.400	12/22/2013
	2005	50,100	99,900	$19.490	2/22/2015
	2006		150,000	$24.930	2/21/2016
						24,672	$566,469
Anand Nallathambi President	2005	66,800	133,200	$27.070	9/16/2015			—	—
						32,714	$751,113

Akshaya Mehta Chief Operating Officer	2003	50,000		$21.625	6/4/2013			—	—
	2003	85,000		$18.400	12/22/2013
	2005	25,050	49,950	$19.490	2/22/2015
						30,777	$706,640

John Lamson Chief Financial Officer	2003	50,000		$21.625	6/4/2013			—	—
	2003	50,000		$18.400	12/22/2013
	2005	25,050	49,950	$19.490	2/22/2015
	2006		40,000	$24.930	2/21/2016
						21,264	$488,221

Evan Barnett,	2003	50,000		$21.625	6/4/2013			—	—
President of	2003	25,000		$18.400	12/22/2013
Multifamily	2005	10,020	19,980	$19.490	2/22/2015
Services						21,067	$483,698
Segment

(1)	Based on the December 29, 2006 closing stock price of $22.96.

Outstanding Equity Awards at Fiscal Year-End – The First American Corporation

The following table provides information concerning unexercised options as of December 31, 2006 for each named executive officer under The First American Corporation’s 1996 Stock Option Plan, 1997 Director’s Stock Plan and 2006 Incentive Compensation Plan.

Option Awards
Name	Year of Option Grant	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
		Exercisable	Unexercisable
John Long(1) Chief Executive Officer	2002	—	4,000	$18.48	2/22/2012
	2002	2,000	2,000	$19.10	7/23/2012
	2006	—	10,000	$46.48	1/13/2016

Anand Nallathambi President(1)	2000	6,000	—	$14.00	2/24/2010
	2001	15,000	—	$19.20	12/13/2011
	2002	8,000	2,000	$19.10	7/23/2012
	2003	10,000	20,000	$22.85	2/27/2013
	2004	20,000	30,000	$30.56	2/26/2014
	2005	10,000	40,000	$36.55	2/28/2015

Akshaya Mehta Chief Operating Officer	2002	8,000	4,000	$18.89	1/24/2012

John Lamson Chief Financial Officer(1)	2000	7,000	—	$10.75	2/24/2010
	2000	3,000	—	$14.00	2/24/2010
	2003	1,000	—	$21.89	3/12/2013
	2003	2,000	2,000	$26.35	3/12/2013
	2003	1,000	—	$24.67	4/1/2013
	2003	2,000	2,000	$26.35	4/1/2013

Evan Barnett, President of Multifamily Services Segment	—	—	—	—	—

(1)	On January 4, 2007, The First American Corporation announced that the special subcommittee of its Audit Committee completed its review of The First American Corporation’s historical stock option granting practices and related tax and accounting matters. In the course of its four month review, the special subcommittee conducted an extensive investigation and evaluated all option grants made under the company’s 1996 Stock Option Plan, 1997 Director’s Stock Plan and 2006 Incentive Compensation Plan. The special subcommittee determined that the company used incorrect measurement dates for financial reporting purposes with respect to a number of stock option grants made between 1996 and 2006 and improperly accounted for the mispriced options under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and Statement of Financial Accounting Standards No. 123 (revised), “Share-Based Payment”. The special subcommittee determined that these errors were the result of date selection methods, internal control deficiencies and the misapplication of technical accounting provisions. As a result of these findings:

•	Mr. Long’s options were repriced from $18.08 to $18.48 and from $16.50 to $19.10;

•	Mr. Nallathambi’s options were re-priced from $10.75 to $14.00, from $18.08 to $19.20 and from $16.50 to $19.10; and

•	Mr. Lamson’s options were re-priced from $10.75 to $14.00, from $21.89 to $26.35 and from $24.67 to $26.35.

Option Exercises and Stock Vested

The following table provides information concerning each exercise of stock options, SARs and similar instruments and each vesting of stock, including restricted stock, restricted stock units and similar instruments, during 2006 for each of the named executive officers on an aggregate basis.

Name	Option Awards			Stock Awards
	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John Long Chief Executive Officer	4,000	(1)	$91,910	5,865	$150,613

Anand Nallathambi President	3,500	(2)	$122,044	—	—

Akshaya Mehta Chief Operating Officer				3,910	$100,409

John Lamson Chief Financial Officer	5,000	(3)	$158,894	3,910	$100,409

Evan Barnett, President of Multifamily Services Segment	—		—	1,955	$50,204

(1)	These stock options were awarded in February 2002 by The First American Corporation.
(2)	These stock options were awarded in April 1996 by The First American Corporation.
(3)	These stock options were awarded in February 2000 by The First American Corporation.

The First American Corporation Benefit Plans

Certain of our employees are eligible to participate in the following benefit plans maintained by The First American Corporation for the benefit of certain officers and employees of The First American Corporation and its subsidiaries, including our and our subsidiaries’ officers and employees.

Pension Plan and Supplemental Benefit Plan

The following table provides information with respect to each plan that provides for payments or other benefits to the named executive officers following, or in connection with, retirement.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
John Long Chief Executive Officer	The First American Corporation Pension Plan	16.33	$102,022	$0
	The First American Corporation Pension Restoration Plan	16.33	$70,249	$0
	The First American Corporation Supplemental Benefits Plan	16.33	$1,204,966	$0

Anand Nallathambi President	The First American Corporation Pension Plan	11.00	$43,986	S0
	The First American Corporation Supplemental Benefits Plan	15.42	$1,289,735	S0

Akshaya Mehta Chief Operating Officer	—	—	—	—

John Lamson Chief Financial Officer	The First American Corporation Pension Plan	8.25	$72,393	$0

Evan Barnett, President of Multifamily Services Segment	The First American Corporation Pension Plan	7.25	$82,239	$0

Pension Plan. Employees of First Advantage and its subsidiaries who were participants in The First American Corporation’s defined benefit pension plan prior to First Advantage’s June 5, 2003 acquisition of The First American Corporation’s screening technology division, and who have become employees of First Advantage or its subsidiaries in connection with such acquisition generally are permitted to continue their participation in the pension plan, to the extent available to employees of First American. As of December 31, 2001, no new participants have been or will be permitted to participate in the defined benefit pension plan.

In order to participate, during plan years ending on or prior to December 31, 1994, an employee was required to contribute 1.5% of pay (i.e., salary, plus cash bonuses, commissions and other pay) to the plan. As a result of amendments to the pension plan that were adopted in 1994, during plan years commencing after December 31, 1994, an employee was not required to contribute to the plan in order to participate. As a result of further amendments, which were adopted in 2000, the pension plan will not accept new participants after December 31, 2001.

A participant generally vests in his accrued benefit attributable to The First American Corporation’s contributions upon the completion of three years of service or, if earlier, the attainment of normal retirement age while an employee. Normal retirement age is defined under the plan as the later of the employee’s attainment of age 65 or his third anniversary of participation in the plan.

Upon retirement at normal retirement age, an employee receives full monthly benefits which are equal, when calculated as a life annuity:

•

for years of credited service with First American and its subsidiaries (including First Advantage and its subsidiaries) as of December 31, 1994, to 1% of the first $1,000 and 1.25% of remaining final average pay (i.e., the average of the monthly “pay,” as defined above, during the five highest paid consecutive calendar years out of the last ten years prior to retirement) times the number of years of credited service as of December 31, 1994; and

•

for years of credited service with First American and its subsidiaries (including First Advantage and its subsidiaries) after December 31, 1994, to 3/4% of the first $1,000 and 1% of the remaining final average pay times the number of years of credited service subsequent to December 31, 1994.

•

Effective December 31, 2000, First American’s pension plan was amended to exclude from the calculation of benefits any pay earned after December 31, 2001, and any service earned after December 31, 2005.

•

Effective December 31, 2002, First American’s pension plan was amended to reduce the rate at which future benefits accrue for participants who had not yet attained age 50 by spreading the accrual of the benefit that would have accrued during 2003 – 2005 over extended periods ranging from 5 to 20 years, depending on the participant’s age as of December 31, 2002.

An employee with at least three years of participation in the plan may elect to retire after attaining age 55, but prior to age 65, and receive reduced benefits.

The First American Corporation funds the plan based on actuarial determinations of the amount required to provide the stated benefits. The benefits are not subject to deduction for Social Security payments or any other offsets. Currently, John Long, Anand Nallathambi, John Lamson and Evan Barnett have 16.33, 11.00, 8.25 and 7.25 years, respectively, of credited service.

The compensation levels shown in the table are less than those set forth in the summary compensation table because the federal tax law limits the maximum amount of pay that may be considered in determining benefits under the tax-qualified pension plan, and The First American Corporation’s pension restoration plan, which is described below, does not make up for these limits for pay exceeding $275,000. The limit on pay that could be recognized by tax-qualified retirement plans was $200,000 in 1989. This amount was adjusted for inflation for each year through 1993, when the limit was $235,840. In 1993, this limit was decreased to $150,000 for plan years beginning in 1994. The $150,000 limit has been adjusted for inflation and was increased to $160,000 as of January 1, 1997, and to $170,000 as of January 1, 2000. The highest final average pay that could be considered in determining benefits accruing under the pension plan before 1994 is $219,224, and since First American’s pension plan does not consider pay earned after December 31, 2001, the highest final average pay that can be considered in determining benefits accruing after 1993 is $164,000.

During 1996, The First American Corporation adopted its pension restoration plan. This plan is an unfunded, nonqualified plan designed to make up for the benefit accruals that are restricted by the indexed $150,000 pay limit. However, in order to limit its expense, the pension restoration plan does not make up for benefit accruals on compensation exceeding $275,000. The pension restoration plan also makes up for benefits that cannot be paid from The First American Corporation’s pension plan because of limitations imposed by the federal tax laws. Vesting of benefits payable to an employee under The First American Corporation’s pension restoration plan occurs at the same time that vesting occurs for that employee in his or her pension plan benefits. The pension restoration plan is effective as of January 1, 1994, but only covers selected pension plan participants who were employees of The First American Corporation or its participating subsidiaries on that date. As noted above, January 1, 1994, is the date as of which the pay limit for the pension plan was reduced from $235,840 to $150,000. The pension restoration plan excludes pay earned after December 31, 2001, as does the pension plan.

Supplemental Benefit Plan. The First American Corporation maintains an executive supplemental benefit plan that it believes assists in attracting and retaining highly qualified individuals for upper management positions. The plan provides retirement benefits for, and pre-retirement death benefits with respect to, certain key management personnel selected by The First American Corporation’s board of directors, and may include our executives or executives of our subsidiaries at and to the extent selected by The First American Corporation’s board of directors. Under the plan, upon retirement at normal retirement date (the later of age 65 or, unless waived by The First American Corporation’s board of directors, completion of ten years of service), a participant receives a joint life and 50% survivor annuity benefit equal to 35% of “final average compensation.” “Final average compensation” is the average annual compensation, composed of base salary, plus cash and stock bonuses, for those three calendar years out of the last ten years of employment preceding retirement in which such compensation is the highest.

The benefit is reduced by 5% for each year prior to normal retirement date in which retirement occurs and, until age 70, increased by 5% (compounded in order to approximate the annuitized value of the benefit had retirement occurred at age 65) for each year after such date in which retirement occurs. With respect to such postponed retirement, the plan takes into account covered compensation received until age 70, so that the retirement benefit of an executive who retires after normal retirement date is equal to the greater of the annuitized benefit or the benefit calculated using final average compensation until age 70.

To be eligible to receive benefits under the plan, a participant must be at least age 55, have been an employee of The First American Corporation, or an employee of one of its subsidiaries (including our subsidiaries and us), for at least ten years and, unless waived by The First American Corporation’s board of directors, covered by the plan for at least five years. A pre-retirement death benefit is provided consisting of ten annual payments, each of which equals 50% of final average compensation. Vesting of rights under the plan is accelerated in the event of a change in control (as defined in the plan) of The First American Corporation.

The supplemental benefit plan is unfunded and unsecured. The First American Corporation purchases insurance, of which The First American Corporation is the owner and beneficiary, on the lives of the participants in the plan. This insurance is designed to recover, over the life of the plan, The First American Corporation’s costs incurred with respect to the plan. Currently, only John Long, Anand Nallathambi, and two additional employees have been selected by The First American Corporation board to participate in the plan. No amounts are payable by us in connection with this plan, other than the reimbursable expenses for administration of the plan.

On October 11, 2005, the company and The First American Corporation entered into a reimbursement agreement, which requires the company to reimburse The First American Corporation for the actual costs associated with the participation of our executives or our subsidiaries’ executives in the supplemental benefit plan. In 2006, we reimbursed The First American Corporation $101,837 and $162,090, respectively, of actual costs for John Long’s and Anand Nallathambi’s participation in the supplemental benefit plan. In addition, we reimbursed The First American Corporation for interest costs of $97,804 and $146,935, respectively, related to John Long’s and Anand Nallathambi’s participation in the supplemental benefit plan.

Nonqualified Deferred Compensation

The following table provides information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified for each named executive officer.

Name	Executive Contribution in Last Fiscal Year ($)	Registrant Contribution in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-end ($)
John Long Chief Executive Officer	$29,923	$0	$50,546	$0	$495,297

Anand Nallathambi President	$53,365	$0	$31,076	$0	$300,796

Akshaya Mehta Chief Operating Officer	$286,575	$0	$53,563	$0	$803,136

John Lamson Chief Financial Officer	$13,500	$0	$30,056	$0	$230,569

Evan Barnett, President of Multifamily Services Segment	—	—	—	—	—

Deferred Compensation Plan. The First American Corporation’s deferred compensation plan offers to a select group of management and highly compensated employees of The First American Corporation and its subsidiaries, including our subsidiaries and us, the opportunity to elect to defer portions of salary, commissions and bonuses. A committee appointed by The First American Corporation’s board is responsible for administering the plan, which became effective January 1, 1998. The First American Corporation maintains a deferral account for each participating employee on a fully vested basis for all deferrals. Participants can choose to have their cash benefits paid in one lump sum or in quarterly payments upon termination of employment or death. Subject to the terms and conditions of the plan, participants also may elect to schedule in-service withdrawals of deferred compensation and the earnings and losses attributable thereto. For all participants who joined the plan prior to December 31, 2001, the plan provides a pre-retirement life insurance benefit equal to the lesser of 15 times the amount deferred in a participant’s first year of participation or $2.0 million. The life insurance benefit is reduced beginning at age 61 by 20% per year. Participants who join the plan after December 31, 2001, are not eligible for any life insurance benefit. The First American Corporation pays a portion of the cost of such life insurance benefits. John Long, John Lamson, Akshaya Mehta and Anand Nallathambi participate in this plan. The plan is unfunded and unsecured.

Potential Payments Upon Termination or Change in Control

Name	Benefit	Termination with Cause or for Good Reason	Termination without Cause or Good Reason	Voluntary Termination	Death	Disability	Change in Control	Retirement
John Long	Stock Options (1):	$1,214,960	$1,258,120	$1,258,120	$1,393,080	$1,390,080	$1,736,733	—
Chief Executive Officer	Restricted Stock & Restricted Stock Units (1):	$0	$0	$0	$566,469	$297,148	$566,469	—
	Pension & Pension Restoration Plans (2):	$172,271	$172,271	$172,271	$110,211	$172,271	$172,271	—
	Supplemental Benefit Plan (2):	$0	$0	$0	$3,934,714	$1,610,889	$5,225,450	—
	Deferred Compensation Plan (2):	$495,297	$495,297	$495,297	$2,113,062	$595,297	$495,297	—
	Paid Time-Off (2):	$69,591	$69,591	$69,591	$69,591	$69,591	$69,591	—
	Total Value:	$1,952,119	$1,995,279	$1,995,279	$8,187,127	$4,135,276	$8,265,811	—

Anand Nallathambi	Stock Options (1):	$0	$1,070,920	$1,070,920	$1,939,480	$1,939,480	$1,939,480	—
President	Restricted Stock & Restricted Stock Units (1):	$0	$0	$0	$751,113	$432,222	$751,113	—
	Pension Plan (2):	$43,986	$43,986	$43,986	$27,577	$43,986	$43,986	—
	Supplemental Benefit Plan (2):	$0	$0	$0	$6,705,378	$2,162,568	$10,469,573	—
	Deferred Compensation Plan (2):	$300,796	$300,796	$300,769	$591,436	$300,796	$300,796	—
	Paid Time-Off (2):	$56,231	$56,231	$56,231	$56,231	$56,231	$56,231	—
	Total Value:	$401,013	$1,417,906	$1,417,906	$10,072,215	$4,935,283	$13,561,179	—

Akshaya Mehta	Stock Options (1):	$541,274	$715,594	$715,594	$802,754	$802,754	$976,080	—
Chief Operating Officer	Restricted Stock & Restricted Stock Units (1):	$0	$0	$0	$706,640	$67,893	$706,640	—
	Deferred Compensation Plan (2):	$803,136	$803,136	$803,136	$803,136	$803,136	$803,136	— —
	Paid Time-Off (2):	$33,708	$33,708	$33,708	$33,708	$33,708	$33,708	—
	Total Value:	$1,378,118	$1,552,438	$1,552,438	$2,346,238	$1,707,491	$2,519,564

Name	Benefit	Termination with Cause or for Good Reason	Termination without Cause or Good Reason	Voluntary Termination	Death	Disability	Change in Control	Retirement
John Lamson Chief Financial Officer	Stock Options (1):	$381,674	$763,344	$763,344	$820,664	$820,664	$993,990	$763,344
	Restricted Stock & Restricted Stock Units (1):	$0	$0	$0	$488,221	$155,600	$488,221	$0
	Pension Plan (2):	$72,d393	$72,393	$72,393	$45,239	$72,393	$72,393	$89,710
	Deferred Compensation Plan (2):	$230,569	$230,569	$230,569	$350,569	$230,569	$230,569	$230,569
	Paid Time-Off (2):	$32,465	$32,465	$32,465	$32,465	$32,465	$32,465	$32,465
	Total Value:	$717,101	$1,098,771	$1,098,771	$1,737,158	$1,311,691	$1,817,638	$1,116,088

Evan Barnett, President of Multifamily Services Segment	Stock Options (1):	$215,519	$215,519	$215,519	$215,519	$215,519	$248,850	$215,519
	Restricted Stock & Restricted Stock Units (1):	$0	$0	$0	$483,698	$87,799	$483,698	$0
	Pension Plan (2)	$82,238	$82,238	$82,238	$48,233	$82,238	$82,238	$89,881
	Paid Time-Off (2):	$34,904	$34,904	$34,904	$34,904	$34,904	$34,904	$34,904
	Total Value:	$332,661	$332,661	$332,661	$782,354	$420,460	$849,690	$340,304

(1)	Based on the December 29, 2006 closing stock price of $22.96 for First Advantage stock options, restricted stock and restricted stock unit awards, and the December 29, 2006 closing stock price of $40.68 for The First American Corporations’ stock option awards.
(2)	Based on plan valuations and accrued obligations as of December 31, 2006.

Change in Control Arrangements

In 2006, none of our executive officers had severance or change in control agreements. However, the First Advantage Corporation 2003 Incentive Compensation Plan calls for accelerated vesting of all awards in the event of a change in control of The First American Corporation or us. In addition, Mr. Long and Mr. Nallathambi participate in the First American Corporation’s supplemental benefit plan, which calls for accelerated vesting of all benefits in the event of a change in control of The First American Corporation.

A “change in control” for purposes of The First American Corporation’s supplemental benefit plan means any one of the following:

•	a merger or consolidation in which stockholders of The First American Corporation end up owning less than 50% of the voting securities of the surviving entity;

•	the sale, transfer or other disposition of all or substantially all of The First American Corporation’s assets or the complete liquidation or dissolution of The First American Corporation;

•	a change in the composition of The First American Corporation’s board over a two-year period without the consent of a majority of the directors in office at the beginning of the two-year period; or

•	the acquisition or accumulation by certain persons of at least 25% of The First American Corporation’s voting securities.

A “change in control” for purposes of the First Advantage Corporation 2003 Incentive Compensation Plan means any one of the following:

•

an acquisition in one transaction or a series of transactions by any person which results in such person owning more than 50% of the voting power in The First American Corporation (other than directly from The First American Corporation);

•	an acquisition in one transaction or a series of transactions by any person which results in such person owning more than 50% of the our voting power (other than directly from us);

•

a merger, consolidation or similar transaction involving The First American Corporation, unless (a) stockholders of The First American Corporation end up owning more than 50% of the voting securities of the surviving entity, (b) a majority of the board of The First American Corporation prior to the transaction constitutes at least a majority of the board of the surviving entity, and (c) The First American Corporation and its affiliates own collectively 50% or more of the voting power of the surviving entity;

•

a merger, consolidation or similar transaction involving us, unless (a) our stockholders end up owning more than 50% of the voting securities of the surviving entity, (b) a majority of our board of directors prior to the transaction constitutes at least a majority of the board of the surviving entity, and (c) we and our affiliates own collectively 50% or more of the voting power of the surviving entity;

•	the composition of The First American Corporation’s board is changed without the consent of a majority of the directors in office;

•	the composition of our board is changed without the consent of a majority of the directors in office;

•	any approval of any plan or proposal for the liquidation or dissolution of The First American Corporation or us;

•

any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of The First American Corporation to any person (other than a transfer to a company that we own or that is owned by The First American Corporation or the distribution to The First American Corporation’s stockholders of the stock or any other assets of a company that we own or that is owned by The First American Corporation); or

•

any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of our assets or business to any person (other than a transfer to a company that we own or that is owned by The First American Corporation, the distribution to our stockholders of the stock or any other assets of a company that we own or is owned by The First American Corporation, or a transfer or distribution to The First American Corporation or its affiliates).

Director Compensation

The following table provides information concerning the compensation of our directors for the period January 1, 2006 through December 31, 2006. Pursuant to Item 402(k)(2)(i) of Regulation S-K, directors who are also named executive officers have been omitted from this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Total ($)
Parker Kennedy	—	—	$29,183	$29,183
J. David Chatham	$65,500	—	$29,308	$94,808
Barry Connelly	$65,500	—	$29,308	$94,808
Lawrence Lenihan, Jr. (Pequot Capital)(2)	$48,000	—	$29,308	$77,308
Frank V, McMahon	—	—	$13,113	$13,113
Donald Nickelson	$51,500	—	$29,308	$80,808
Donald Robert	$51,000	—	$29,308	$80,308
Adelaide Sink	$45,000	—	$34,442	$79,442
D. Van Skilling	$61,000	—	$20,441	$81,441
David Walker	$75,500	—	$29,308	$104,808
Jill Kanin-Lovers	$5,000	—	$2,829	$7,829

(1)	The dollar amounts recorded in the table for the option awards have been computed in accordance with SFAS No. 123R. Under SFAS 123R, our compensation cost relating to a stock or option award is generally computed over the period of time in which the named executive officer is required to provide service to us in exchange for the award. For more information about the assumptions used to determine the cost these awards reported in the table, see Note 2. “Summary of Significant Accounting Policies” to First Advantage’s consolidated financial statements as set forth in the First Advantage’s Form 10-K for the year ended December 31, 2006. The grant date fair value of each director’s 2006 stock option grant was: $62,825 for Messrs. Kennedy, Chatham, Connelly, Lenihan (Pequot Capital), Nickelson, Robert, Skilling and Walker. Ms. Sink received a stock option grant with a grant date value of $62,825; however, the shares underlying this stock option were forfeited based on her resignation from the Board of Directors on November 27, 2006. The grant date value for Ms. Kanin-Lovers stock option grant was $104,250. The grant date value for Mr. McMahon’s stock option grants were $183,475
(2)

Pursuant to the stockholders agreement among The First American Corporation, Pequot Private Equity Fund II, L.P. and us, The First American Corporation and each of its affiliates has agreed to vote its shares for one nominee designated by Pequot. Mr. Lenihan was Pequot’s designated director in 2006. As Pequot’s designated director, stock options received by Mr. Lenihan for service on the board of directors are issued to Pequot Capital.

(3)	Director Outstanding Stock Options at Fiscal Year End:

Name	Grant Date		Expiration Date	Exercise Price		Outstanding Stock Options
Parker Kennedy	6/19/2003		6/19/2013	$20.58		5,000
	6/21/2004		6/21/2014	$20.90		2,500
	9/13/2005		9/13/2015	$27.93		2,500
	5/11/2006		5/11/2016	$25.13		2,500
J. David Chatham	6/5/2003		6/5/2013	$21.65		5,000
	5/20/2004		5/20/2014	$20.15		2,500
	9/13/2005		9/13/2015	$27.93		2,500
	5/11/2006		5/11/2016	$25.13		2,500
Barry Connelly	6/5/2003		6/5/2013	$21.65		5,000
	5/20/2004		5/20/2014	$20.15		2,500
	9/13/2005		9/13/2015	$27.93		2,500
	5/11/2006		5/11/2016	$25.13		2,500
Lawrence Lenihan, Jr. (Pequot Capital) (5)	9/7/2000		9/7/2010	$46.25		2,829
	6/5/2001	(4)	6/5/2001	$12.05	(4)	41,462
	7/25/2001		7/25/2011	$50.25		2,000
	7/17/2002		7/17/2012	$14.50		1,000
	6/5/2003		6/5/2013	$21.65		5,000
	5/20/2004		5/20/2014	$20.15		2,500
	9/13/2005		9/13/2015	$27.93		2,500
	5/11/2006		5/11/2016	$25.13		2,500
Frank V. McMahon	4/3/2006		4/3/2016	$24.13		5,000
	5/11/2006		5/11/2016	$25.13		2,500
Donald Nickelson	6/5/2003		6/5/2013	$21.65		5,000
	5/20/2004		5/20/2014	$20.15		2,500
	9/13/2005		9/13/2015	$27.93		2,500
	5/11/2006		5/11/2016	$25.13		2,500
Donald Robert	6/5/2003		6/5/2013	$21.65		5,000
	5/20/2004		5/20/2014	$20.15		2,500
	9/13/2005		9/13/2015	$27.93		2,500
	5/11/2006		5/11/2016	$25.13		2,500
Adelaide Sink (5)	12/18/2003		11/27/2007	$18.45		3,335
	5/20/2004		11/27/2007	$20.15		1,667
	9/13/2005		11/27/2007	$27.93		835
D. Van Skilling	12/1/2005		12/1/2015	$28.18		5,000
	5/11/2006		5/11/2016	$25.13		2,500
David Walker	6/5/2003		6/5/2013	$21.65		5,000
	5/20/2004		5/20/2014	$20.15		2,500
	9/13/2005		9/13/2015	$27.93		2,500
	5/11/2006		5/11/2016	$25.13		2,500
Jill Kanin-Lovers	9/28/2006		9/28/2016	$20.85		5,000

(4)	Represents warrants issued by US SEARCH.com Inc., which was acquired by First Advantage in June 2003.
(5)	Ms. Sink resigned from the Board of Directors on November 27, 2006. The number of outstanding stock options reflects those options that were exercisable upon her termination; all unvested stock options were forfeited. These outstanding stock options will remain exercisable for a period of one year following her termination date, per the terms of the 2003 Incentive Plan.
Mr. Lenihan resigned from the Board of Directors effective April 1, 2007. These outstanding options will remain exercisable for a period of one year following his resignation, per the terms of the 2003 Incentive Plan.

For 2006, non-employee directors received a yearly fee of $30,000. Non-Employee Director means a member of the board who is not also an employee or consultant of the company, a subsidiary or an affiliate. In addition, non-employee directors received the following additional compensation: (i) a chair retainer fee of $10,000 per year for the audit committee chair; (ii) a chair retainer fee of $4,000 per year for the compensation committee chair; (iii) a chair retainer fee of $2,500 per year for the nominating committee chair; (iv) a member retainer fee of $10,000 per year for each member of the audit committee; (v) a member retainer fee of $4,000 per year for each member of the compensation committee; (vi) a member meeting fee of $1,500 for each meeting of the board; and (vii) a member meeting fee of $1,000 for each meeting attended by members of the audit committee, compensation committee and nominating committee. Non-employee directors also receive an option to acquire 5,000 shares of our Class A common stock upon election to the board. Non-employee directors who have served for six months or more also receive an option to acquire 2,500 shares of our Class A common stock upon reelection. In all cases, the exercise price of options is the fair market value of our Class A common stock on the date of grant. Finally, First Advantage reimburses the directors for travel expenses incurred in connection with their duties as directors of First Advantage.

In addition, the company’s by-laws provide each director with certain indemnification rights and we have entered into an indemnity agreement with each member of the board of directors.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The compensation committee of the board of directors has reviewed and discussed the Compensation Discussion and Analysis included on pages 17 through 22 of this proxy statement with management.

Based on this review and discussion, the compensation committee recommends to the board of directors that the Compensation Discussion and Analysis be included in First Advantage’s Annual Report on Form 10-K for the year ended December 31, 2006 and in this proxy statement each to be filed with the Securities and Exchange Commission.

By the Compensation Committee of the Board of

Directors:

Donald Robert, Chairman

Donald Nickelson, Director

Lawrence Lenihan, Jr., Director

Jill Kanin-Lovers, Director

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, as well as persons who own ten percent or more of our outstanding Class A and Class B common stock, to file an initial report of beneficial ownership of company stock and reports of changes in beneficial ownership thereafter with the Securities and Exchange Commission. Section 16(a) requires these insiders to deliver copies of all reports filed under Section 16(a) to us. Based solely on a review of these copies available to us, we believe that directors, officers and ten percent stockholders have complied with all applicable Section 16(a) filing requirements for 2006, except that Isabelle Theisen, our Chief Security Officer, and Allen Missen, our Chief Information Officer, each inadvertently filed a single Form 4 reporting one transaction late.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of PricewaterhouseCoopers LLP has been selected by the audit committee of our board as the independent registered certified public accounting firm to audit the books and accounts of our company and its subsidiaries for the fiscal year ending December 31, 2006. This firm has served as independent public accountants for our company since 2003. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting and will have an opportunity to make any desired statement and to answer any appropriate questions by stockholders.

The following table sets forth fees billed to us by PricewaterhouseCoopers LLP for professional services rendered for 2006 and 2005:

	2006	2005
Audit Fees	$1,572,865	$1,711,152
Audit-Related Fees	$61,000	$511,085
Tax Fees	$78,613	$0
All Other Fees	$1,500	$0

Total	$1,713,978	$2,222,237

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our consolidated financial statements for fiscal years 2006 and 2005, respectively, for the reviews of the financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements for the relevant fiscal year.

Audit-Related Fees. This category includes the aggregate fees billed during the period for fiscal years 2006 and 2005, respectively, for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for due diligence accounting consultation with respect to our registration statements, the audit of our 401(k) plans and agreed-upon procedure reports.

Tax Fees. This category includes the aggregate fees billed for fiscal years 2006 and 2005, respectively, for professional services rendered by PricewaterhouseCoopers LLP for tax advice and tax planning, including the preparation of certain state tax returns. We were not billed any fees for these services in 2005.

All Other Fees. This category includes the aggregate fees billed during the period for fiscal years 2006 and 2005, respectively, for products and services provided by PricewaterhouseCoopers LLP that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.” We were not billed any fees for these services in 2005. In 2006, these fees related to the renewal of a subscription to a library of accounting literature.

The audit committee has considered the compatibility of the non-audit services performed by and fees paid to PricewaterhouseCoopers LLP in fiscal year 2006 and has determined that such services and fees were compatible with the independence of the accountants. During fiscal year 2006, PricewaterhouseCoopers LLP did not utilize any personnel in connection with the audit other than its full-time, permanent employees.

Policy for Approval of Audit and Non-audit Services. The audit committee has adopted an approval policy regarding the approval of audit and non-audit services provided by the independent accountants, which approval policy describes the procedures and the conditions pursuant to which the audit committee may grant general pre-approval for services proposed to be performed by our independent accountants. All services provided by our independent accountants, both audit and non-audit, must be pre-approved by the audit committee. Our audit committee has delegated to the chairman of the audit committee the authority to grant pre-approvals of non-audit services provided by PricewaterhouseCoopers LLP. The decisions of the chairman of the audit committee to pre-approve such a service are required to be reported to the audit committee at its next regularly scheduled meeting.

In determining whether to approve a particular audit or permitted non-audit service, the audit committee will consider, among other things, whether such service is consistent with maintaining the independence of the independent accountant. The audit committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service to our company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

In the performance of its oversight function, the audit committee has met and held discussions with management of First Advantage, who represented to the audit committee that our company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The audit committee has reviewed and discussed the consolidated financial statements with both management and our company’s independent registered certified public accountants, PricewaterhouseCoopers LLP. The audit committee also discussed with our company’s independent registered certified public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.

Our company’s independent registered certified public accountants also provided to the audit committee the written disclosures and the letter required by the current version of Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed their independence with the independent registered certified public accountants. In this connection, the audit committee has considered whether the provision of non-auditing services (and the aggregate fees billed for these services) in fiscal 2006 by PricewaterhouseCoopers LLP to First Advantage is compatible with maintaining the independent registered certified public accountants’ independence.

Based upon the reports and discussions described in this report, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in First Advantage’s annual report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors:

David Walker, Chairman

J. David Chatham, Director

Barry Connelly, Director

D. Van Skilling, Director

PROPOSAL NUMBER TWO

AMENDMENT TO FIRST ADVANTAGE CORPORATION’S

AMENDED AND RESTATED 2003 INCENTIVE COMPENSATION PLAN

First Advantage’s Amended and Restated 2003 Incentive Compensation Plan (the “2003 Incentive Compensation Plan” or the “plan”) was adopted by our board of directors on February 28, 2003 and approved by the sole stockholder of the company by unanimous written consent February 28, 2003. The plan became effective on April 1, 2003. The 2003 Incentive Compensation Plan was amended and restated and approved by the company’s shareholders on September 12, 2005.

The compensation committee amended the plan on January 25, 2007 to broaden the form of non-cash awards that can be granted to non-employee directors. Pursuant to the amendment, on the date of the annual meeting each non-employee director serving as such following the meeting will automatically be granted an award of non-qualified stock options, SARs, shares of restricted stock, restricted stock units, performance shares, performance units and/or cash-based awards, in each case in an amount as determined by the committee from time to time. The form and value of the award will be determined at the discretion of the compensation committee and the number of awards issued will be calculated based on 100% of the fair market value of First Advantage stock on the date of the annual meeting. Currently, on the date of each annual meeting our non-employee directors receive a non-qualified stock option to purchase 2,500 shares of First Advantage stock. The amendment will not become effective unless and until stockholder approval is obtained. On March 19, 2007, the closing price of the company’s Class A common stock as reported on the NASDAQ Stock Market was $22.91 per share. The description of the plan provided below includes the amendment.

The board of directors recommends that the stockholders vote “FOR” adoption of the amendment to the plan.

We established the plan to provide additional incentives to non-employee directors, officers, key employees and consultants of us and our affiliates whose substantial contributions are essential to our continued growth and success. We intend for awards granted to such individuals under the plan to strengthen their commitment to us and to align their interests with the interests of our stockholders. The plan will also assist us and our affiliates in attracting and retaining competent and dedicated individuals whose efforts will result in our long-term growth and profitability.

Under the plan, the eligible employees, consultants, and non-employee directors may receive options to purchase shares of our Class A common stock for a period up to ten years at option prices that may not be less than the fair market value on the date of grant. Stock options granted under the plan become exercisable at such times or upon the occurrence of such events as determined by the committee administering the plan. Under the plan, eligible participants may also receive stock appreciation rights, awards of restricted stock, performance units, performance shares, other stock-based awards and cash awards.

We believe that expansion of the types of awards available for grants to non-employee directors is critical to our efforts to adequately compensate our non-employee directors and to recruit and retain non-employee directors of a caliber necessary to effectively manage our company. The proxies solicited on behalf of the board of directors will be voted for the amendment to the plan unless otherwise specified. The favorable vote of the holders of a majority of the shares of common stock represented in person or by proxy at the annual meeting of stockholders and entitled to vote, a quorum being present, is required for adoption of the amendment to the plan.

The full text of the plan, as amended, including the proposed amendment to increase the number of shares available, is set forth as Appendix B to this proxy statement. We urge you to read the plan. A summary description of the plan is set forth below.

Summary Description of First Advantage Corporation’s 2003 Incentive Compensation Plan

General. The purposes of the plan are to provide additional incentives to non-employee directors, officers, key employees and independent contractors of First Advantage and its affiliates whose substantial contributions are essential to the continued growth and success of First Advantage, its subsidiaries and affiliates, in order to strengthen their commitment to First Advantage, its subsidiaries and affiliates, to attract and retain competent and dedicated individuals whose efforts will result in the long-term grown and profitability of First Advantage, and to further align their interests with the interests of the stockholders of First Advantage.

The plan provides for grants of options to purchase shares of First Advantage Class A common stock (which will be referred to for purposes of this description of the plan as “common stock”), with a par value of $0.001 per share, and awards, which consist of or are based on common stock.

A total of 7,000,000 shares of common stock will be reserved for issuance under the plan, subject to adjustment by the compensation committee if there are changes in the outstanding shares by reason of a change in corporate capitalization. The shares of common stock reserved under the plan may be either authorized and unissued shares or previously issued shares that First Advantage or its subsidiaries have reacquired and hold as treasury stock.

If an option terminates or expires without being fully exercised, or if any shares subject to a restricted stock award or other award are forfeited prior to the payment of dividends on the shares, the number of shares of common stock covered by the unexercised portion of the option or which are otherwise forfeited will be added back to the number of shares available for future option grants or other awards under the plan. If an option holder pays the option price of the option using shares of common stock which the option holder previously purchased, only the number of shares issued in excess of the shares so paid by the person will count against the total number of shares that may be delivered pursuant to awards other than incentive stock options under the plan. No awards may be granted the under the plan on or after April 1, 2013.

The compensation committee may choose employees (including officers and directors who are also employees) and independent contractors of First Advantage or its affiliates to receive awards under the plan.

Administration. The compensation committee, which is selected by the board of directors, administers the plan in accordance with its terms. The compensation committee must have at least two members, each of whom is a director but not an employee of First Advantage and an outside director.

The compensation committee has exclusive authority to operate, manage and administer the plan. In addition to its other powers under the plan, the compensation committee exercises the following authorities and powers under the plan in accordance with the terms of the plan:

•	to select eligible employees and independent contractors to receive options or other awards under the plan;

•	to determine eligibility for participation under the plan;

•	to determine the sizes and types of options and other awards under the plan;

•	to determine the terms and conditions of options and other awards, including the option prices of options and the grant prices of stock appreciation rights (SARs);

•	to interpret the plan and award agreements;

•	to correct any errors, supply any omissions or reconcile any inconsistencies in the plan and/or any award agreement or any other instrument relating to awards under the plan;

•

to make any determinations concerning the termination of a plan participant’s employment or service which are relevant under the plan, such as whether a participant’s employment terminated due to disability, retirement or for cause;

•	to establish and administer the terms, conditions, performance criteria, performance goals, restrictions, limitations, vesting terms, and any other provisions of awards under the plan;

•	to establish, amend or waive rules, regulations or procedures for the plan’s operation or administration;

•	to grant waivers of terms, conditions, restrictions or limitations under the plan or applicable to any award, or to accelerate the vesting or exercisability of any award;

•	to amend the terms and conditions of an outstanding award;

•	to determine the extent to which any pre-established performance goals and/or other terms and conditions of an award are attained or not attained;

•	to offer to buy out an outstanding award; and

•	to exercise all such powers, perform all such acts and make all other determinations that may be necessary or advisable to administer the plan.

Decisions and actions of the compensation committee concerning the plan are final and conclusive. Within the limitations of the plan and applicable laws and rules, the compensation committee may delegate to individuals who are not compensation committee members, or allocate among its members, its administrative responsibilities and powers under the plan. Subject to similar limitations, the board of directors may exercise any of the compensation committee’s powers under the plan.

Types of Awards. The compensation committee may grant non-qualified options, incentive stock options, SARs, restricted stock, performance units, performance shares, other stock-based awards and cash-based awards. Each of these types of awards is described below.

Non-Qualified Options and Incentive Stock Options

A non-qualified stock option grants the holder of the option the opportunity to buy a certain number of shares of common stock from First Advantage at a fixed price per share during a specific time period. A non-qualified stock option does not qualify for the special income tax treatment accorded to incentive stock options. Non-employee directors are eligible to receive non-qualified stock option grants but are not eligible to receive other awards under the plan.

Only an individual that is an employee of First Advantage or a subsidiary on the date of the grant is entitled to receive an incentive stock option. An incentive stock option will contain the terms and conditions, consistent with the plan, as the compensation committee may determine to be necessary to qualify the option as an “incentive stock option” under Section 422 of the Internal Revenue Code (referred to as the “Code”). Any grant may be modified by the compensation committee to disqualify the option from treatment as an “incentive stock option” under Section 422 of the Code.

A participant cannot receive more than 1,000,000 shares of common stock subject to options (non-qualified stock options or incentive stock options) in any one fiscal year.

The compensation committee determines the number and terms of options granted. Each option granted will be subject to an award agreement that will specify:

•	the option price, which will not be less than 100% of the fair market value of a common share on the date the option is granted;

•	the duration of the option or, if none stated, the option will expire on the tenth anniversary of its date of grant;

•	vesting, or if none is stated, the options will vest in equal parts on each of the first three anniversaries of the award agreement;

•	the number of shares covered by the option;

•	type of option (incentive stock option or non-qualified stock option); and

•	other provisions the compensation committee determines are appropriate.

To the extent any option does not qualify as an incentive stock option, the option or the portion that does not qualify, will be considered a non-qualified stock option.

Options are exercisable by delivering written notice of the exercise to First Advantage that sets forth the number of shares to be exercised along with payment in full for the shares (including applicable taxes, if any, as discussed in the “Tax Withholdings” section below). The option price is payable to First Advantage in cash or its equivalent, unencumbered shares meeting certain terms, conditions and limitations, or a combination of both. The option holder is not the beneficial owner of any shares subject to an option until the option is exercised.

Unless the award agreement provides otherwise, an option may be exercised only to the extent it is exercisable and will terminate upon termination except as set forth below unless the award agreement provides otherwise.

•

If the participant ceases to be an employee because of retirement, the participant will have the right to exercise the option, to the extent vested as of the date of retirement, within one year after retirement.

•

If the participant ceases to be an employee or independent contractor because of termination for cause, the participant will have the right to exercise the option, to the extent vested as of the date of termination, within thirty days after termination.

•

If the participant ceases to be an employee or independent contractor because of a disability, the participant will have the right to exercise the option, to the extent vested as of the date of termination, within one year after termination.

•

If the participant’s employment with or rendering of services as an independent contractor to First Advantage, any affiliate or subsidiary terminates for reasons other than those described above, the participant will have the right to exercise the option, to the extent vested as of the date of termination, within one year after termination.

•

If the participant dies while an employee or independent contractor or after termination for one of the reasons described above within the corresponding time frame described above, any options held by the participant may be exercised, to the extent exercisable at the time of the participant’s death, within one year after the participant’s death by the participant’s beneficiary or the executors or administrators of the participant’s estate or by any person who has acquired the option directly from the participant by bequest or inheritance in accordance with the plan.

In each instance, no option may be exercised after the expiration date of the option specified in the award agreement.

Except as provided in the beneficiary designation provision of the plan, incentive stock options may be transferred only by will or by the laws of descent and distribution and may only be exercised by the participant during his or her life.

Except as provided in the award agreement or the beneficiary designation provision of the plan, non-qualified stock options may be transferred only by will or by the laws of descent and distribution and may only be exercised by the participant during his or her life.

An option granted under the plan will not be considered an incentive stock option to the extent that it, together with any other incentive stock options under the plan, are exercisable for the first time by a participant during any calendar year with respect to shares having an aggregate fair market value in excess of $100,000 (or other limit as may be required by the Code) as of the time the option is granted. For purposes of this calculation, incentive stock options is used as it is defined in Section 422 of the Code (excluding subsection (d)) and any other incentive stock option plans of First Advantage, any subsidiary and any parent corporation of First Advantage within the meaning of Section 424(e) of the Code.

An incentive stock option will not be granted to an individual otherwise eligible to participate in the plan who owns (within the meaning of Section 424(d) of the Code), at the time the option is granted, more than 10% of the total combined voting power of all class of stock of First Advantage or a subsidiary or a parent corporation within the meaning of Section 424(e) of the Code. This restriction will not apply if at the time the incentive stock option is granted the option price of the incentive stock option is at least 110% of the fair market value of the share on the date it is granted, and the incentive stock option will not be exercisable after five years from the date it is granted.

Stock Appreciation Rights (SARs)

A SAR granted under the plan is an agreement that entitles the option holder upon exercise of the SAR to receive from First Advantage an amount equal to:

•	the number of shares of common stock for which the option holder elects to exercise the SAR, multiplied by

•	the excess of the fair market value of a share of common stock on the date of the exercise over the grant price of the SAR.

This amount will be paid in shares of common stock.

The compensation committee may grant a SAR in connection and simultaneously with the grant of an option provided it is granted at the time of the related option (a tandem SAR). The compensation committee may also grant a SAR independent of, and unrelated to, an option (a freestanding SAR). The compensation committee will have complete discretion in determining the number of shares granted in the form of SARs to each participant and, consistent with the provisions of the plan, in determining the terms and conditions pertaining to the SARs.

A participant cannot receive more than 5,000,000 shares of common stock subject to SARs in any one fiscal year. Shares covered by an award comprised of options and tandem SARs count against this limit and the option limit stated above.

A SAR will be evidenced by an award agreement that will specify the grant price, the term of the SAR, and such other provisions as the compensation committee may determine in accordance with the plan. The term of the SAR will be determined by the compensation committee, but any SAR granted under the plan will not be exercisable more than ten years after it is granted. The award agreement shall also set forth the extent to which a participant will have the right to exercise the SAR following termination of the participant’s employment or service with First Advantage, its subsidiaries and/or affiliates. This provision will be determined by the compensation committee in its sole discretion, and need not be uniform among all SARs issued pursuant to the plan.

The grant price for each SAR will be determined by the compensation committee. The grant price of a freestanding SAR will not be less than 100% of the fair market value of the share on the date the SAR is granted. The grant price of a tandem SAR will be equal to the option price of the related option. Tandem SARs may be exercised for all or part of the shares subject to the option upon the surrender of the right to exercise the equivalent portion of the related option. A tandem option is only exercisable to the extent the related option is exercisable and may be exercised only with the respect to the shares for which the related option is then exercisable. A participant may elect, in the manner set forth in the plan and applicable award agreement, to surrender the option to the company with respect to any and all of the shares and receive payment of the SAR amount (described above). A participant that made this election would do so instead of exercising his or her unexercised related option for all or a portion of the shares for which such option was then exercisable pursuant to its terms.

A tandem SAR is subject to certain additional limitations.

•	The tandem SAR cannot expire later than the date the related incentive stock option expires;

•

The value of the payment with respect to the tandem SAR cannot be more than 100% of the difference between the option price of the related incentive stock option and the fair market value of the shares subject to the related incentive stock option at the time the tandem SAR is exercised; and

•	The tandem SAR may be exercised only when the fair market value of the shares subject to the incentive stock option exceeds the option price of the incentive stock options.

Except as provided in the award agreement, SARs may be transferred only by will or by the laws of descent and distribution and may only be exercised by the participant during his or her life.

Restricted Stock Awards

The compensation committee may grant restricted stock awards to participants from time to time. Restricted stock is an award of shares of common stock that is subject to certain restrictions specified in the plan and the award agreement. Upon delivery of the restricted stock to the participant, or creation of a book entry evidencing the participant’s ownership of shares of restricted stock, the participant will have all of the rights of a stockholder with respect to the shares (subject to the terms and conditions of the plan concerning restricted stock awards, the award agreement or as determined by the compensation committee).

A participant cannot receive more than 1,000,000 shares of common stock subject to awards of restricted stock in any one fiscal year.

The restricted stock will be evidenced by an award agreement that will specify the period of restriction, the number of shares of restricted stock granted, and such other provisions as the compensation committee determines in accordance with the plan. Any restricted stock award must be accepted by the participant within 60 days after the award date or a shorter period as determined by the compensation committee at the time of the award. The participant will accept the award by executing the award agreement and paying the applicable purchase price, if any, as determined by the compensation committee.

The right to retain and transfer the restricted stock will be conditioned upon satisfaction of the conditions set forth in the award agreement. The participant cannot sell, transfer, pledge, assign, encumber, alienate, hypothecate or otherwise dispose of the restricted shares until the end of the period of restriction established by the compensation committee and set forth in the award agreement. All rights with respect to the restricted stock will be available during the participant’s lifetime only to the participant.

The period of restriction will lapse based on continuing employment (or other business relationships) with First Advantage, a subsidiary or an affiliate, achievement of performance goals, or upon the occurrence of other events as determined by the compensation committee, at its discretion, and stated in the award agreement. If the restricted stock is intended to qualify for the exception for qualified performance-based compensation from tax deductibility limitations of Section 162(m) of the Code (which is referred to the “performance based exception”), the lapse of the period of restriction will be based on the achievement of pre-established objective performance goals that are determined over a measurement period established by the compensation committee and related to one or more performance criteria, which are described below in the “Performance Criteria” section. The compensation committee may impose other conditions and restrictions on any restricted stock as it determines advisable, including without limitation, a requirement that the participant pay a stipulated purchase price for each share of restricted stock.

A participant’s rights in the restricted stock will cease and the restricted shares will be forfeited if one of the following occurs prior to the termination of the period of restriction or lapse of any other restrictions set forth in the award agreement:

•	upon termination of the participant’s employment or other services with First Advantage, any subsidiary or affiliate; or

•	upon any other failure to satisfy any vesting conditions or restrictions set forth in the award agreement.

Subject to restrictions of law or limitations on the award, after the last day of the period of restriction or expiration or termination of all restrictions applicable to the restricted stock award, the shares of restricted stock will become freely transferable by the participant and First Advantage will deliver certificates evidencing the shares to the participant free of all restrictions under the plan.

A participant who receives an award of restricted stock will be issued a stock certificate or certificates evidencing the shares covered by the award. The stock will be registered in the name of the participant and contain an appropriate legend. The compensation committee may require a participant to deposit the certificate and a stock power or other appropriate instrument with the secretary of First Advantage or an escrow holder. The secretary or escrow holder would retain physical custody of the certificate until the period of restriction and any other restriction imposed by the compensation committee or under the award agreement expired or was removed. In lieu of delivering a certificate, First Advantage may evidence the award of restricted stock with a book entry in the records of the company or its designated agent in the name of the participant. Physical custody of the certificate by the secretary or escrow holder or use of a book entry will not affect the rights of the participant as owners of the shares of restricted stock award to them, nor affect the restrictions applicable to the shares under the award agreement or the plan.

Participants holding shares of restricted stock may, at the compensation committee’s discretion, be granted the right to exercise full voting rights with respect to the shares during the period of restriction. During the period of restriction, participants holding shares of restricted stock will be credited with any cash dividends paid with respect to the restricted shares during the period of restriction, unless otherwise determined by the compensation committee or set forth in the award agreement. The compensation committee may apply whatever restrictions to the dividends that it deems appropriate. If the grant or vesting of shares of restricted stock awarded to the covered employee is designed to comply with the requirements of the performance-based exception, the compensation committee may apply any restrictions it deems appropriate to the right of payment of the dividends declared so that the dividends and/or restricted stock maintain eligibility for the performance-based exception.

Except as described below, a participant’s rights in his or her shares of restricted stock will lapse:

•

upon the participant’s termination of employment or other services with First Advantage or any subsidiary or affiliate, prior to termination of the period of restriction or lapse of any other restrictions in the award agreement, or

•	upon failure to satisfy any vesting conditions or restrictions set forth in the award agreement and the shares will be forfeited and reverted to First Advantage.

The award agreement should set forth whether the participant will be entitled to receive shares of restricted stock following termination of the participant’s employment or period of other service with First Advantage or the applicable subsidiary or affiliate even though the period of restriction has not ended. This provision will be determined by the compensation committee in its sole discretion and need not be uniform among all shares of restricted stock and may reflect distinctions based on the reasons for, or circumstances of, such termination or employment or service.

In the event the participant is terminated due to a change of control (as described in the “Change of Control Transaction” section below), or termination of employment by reason of death or disability (or similar involuntary termination as determined by the compensation committee in its discretion), the lapse of the period of restriction of shares of restricted stock which are intended to qualify for the performance-based exception and are held by the covered employee will occur only to the extent otherwise provided in the award agreement but for the participant’s termination. Except for any restricted stock award intended to qualify for the performance based exception, the compensation committee may, in its sole discretion, remove any and all restrictions imposed on the restricted stock award.

The compensation committee may modify outstanding restricted stock awards or accept surrender of outstanding shares of restricted stock (to the extent the period of restriction or other restrictions have not yet lapsed) and grant new awards.

Performance Units, Performance Shares and Cash-Based Awards

A performance unit, performance share or cash-based award is a right granted under the plan to receive cash, shares of common stock or a combination of cash or shares that may be earned if certain conditions, including performance goals established by the compensation committee in advance and set forth in the award agreement, are satisfied during the applicable performance period. Performance units, performance shares and cash-based awards are represented by amounts credited to a bookkeeping account established for the participants.

Subject to the terms of the plan, the compensation committee determines the size and amount of the award of performance units, performance shares or cash-based award. The terms and conditions of the awards must be consistent with the plan and set forth in the award agreement and need not be uniform among all awards or all participants receiving the awards. The performance units, performance shares and cash-based awards will be valued as follows:

•	A performance unit has an initial value that is established by the compensation committee at the time of its grant;

•	A performance share has an initial value equal to the fair market value of a share of common stock on the date of grant; or

•	A cash-based award has a value that is established by the compensation committee at the time of its grant.

The maximum aggregate payment with respect to cash-based awards or awards of performance shares or performance units granted in any one fiscal year to any one participant is 5,000,000 shares (determined by the equivalent fair market value as of the beginning of the applicable performance period of the shares covered by the award).

The compensation committee will set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and value of performance units and performance shares and cash-based awards that will be paid out to the participant. If the performance units and performance shares or cash-based awards are intended to qualify for the performance-based exception, the objective performance goals will be established in advance by the compensation committee and based on one or more performance criteria, as described in the “Performance Criteria” section below.

After the performance period has ended, the holder of the performance units and performance shares or cash-based awards is entitled to receive payment on the number and value of performance units and performance shares or cash-based awards earned by the participant over the performance period based on the extent to which the performance goals and other terms and conditions have been achieved or satisfied. The compensation committee will determine the extent to which the pre-established goals, terms and conditions of the performance units and performance shares or cash-based awards are attained. If the award is not intended to qualify for the performance-based exception, the compensation committee may waive any performance goals or other terms and conditions relating to the award.

Performance units and performance shares and cash-based awards will be paid in a single lump-sum within two and one-half months following the end of the performance period. Earned performance units and performance shares and cash-based awards may be paid in the form of cash or in shares of common stock or a combination of cash or shares of common stock with an aggregate fair market value equal to the value of the performance units and performance shares or cash-based awards at the close of the performance period. The compensation committee will include the form of payment in the award agreement with respect to the award. At the discretion of the compensation committee, the participant may be entitled to receive any dividends declared with respect to the shares which have been earned in connection with the performance units and/or performance shares which have been earned, but not yet distributed to the participant. In addition, participants may, at the discretion of the compensation committee, be entitled to exercise their voting rights with respect to the shares.

A participant will have the rights of a stockholder as to shares actually received by the participant upon satisfaction or achievement of the terms and conditions of the award, but not to shares subject to the award but not actually issued to the participant.

Unless the compensation committee determines otherwise and as set forth in the award agreement, in the event the employment or other service of a participant is terminated by reason of death, disability or retirement during the performance period, the participant will receive a pro-rated payment of the performance units, performance shares or cash-based awards based upon the portion of the performance period completed. The compensation committee will determine when payments are made; however, if a covered employee retires during a performance period, payments will be made at the same time as payments are made to participants who did not terminate employment during the performance period.

In the event the participant’s employment or service terminates for circumstances other than described above, all performance units, performance shares and cash-based awards will be immediately and automatically forfeited by the participant to First Advantage unless the award agreement provides otherwise or as determined by the compensation committee. Performance units, performance shares and cash-based awards can only be transferred by will or by the laws of descent and distribution.

Other Stock-Based Awards. The compensation committee is authorized, subject to limitations under applicable law, to grant to eligible employees such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed by the compensation committee to be consistent with the purposes of the Plan, including, without limitation, shares of common stock awarded without restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into shares of common stock. In the discretion of the compensation committee, such other stock-based awards may be used in connection with, or to satisfy obligations of the company or a subsidiary under, other compensation or incentive plans, programs or arrangements of the company or any subsidiary for eligible participants, including without limitation the Management Share Purchase Program of the Senior Executive Annual Incentive Program, other or successor programs and executive contracts.

Performance Criteria. Unless and until the board of directors proposes for stockholder vote and stockholders approve a change in the general performance criteria set forth in the plan, the performance criteria to be used for purposes of awards shall be selected by the compensation committee from among the following:

•	earnings per share;

•	net income before or after taxes;

•	return measures (including but not limited to, return on assets, equity or sales);

•	cash flow return on investments which equals net cash flows divided by owner’s equity;

•	revenue growth;

•	market share; and

•	share price (including, but not limited to, growth measures, market capitalization, total stockholder return and return relative to market indices).

These performance goals may relate to the performance of First Advantage, a subsidiary or an affiliate, any of their respective divisions, businesses, units or offices, an individual participant or any combination of these. The compensation committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals based on the above performance criteria; however, awards that are designed to qualify for the performance-based exception and which are held by covered employees may not be adjusted upward. If the applicable tax or securities law change to permit committee discretion to alter the governing performance criteria without stockholder approval, the compensation committee has the sole discretion to make this change without stockholder approval. In the event the compensation committee determines it is advisable to grant awards that do not qualify for the performance-based exception, the compensation committee may make these grants without satisfying the requirements of Section 162(m) of the Code.

In order to receive compensation for an award granted to a covered employee that is intended to qualify for the performance-based exception, the compensation committee must receive written certification that the applicable performance goals and other material terms of the award have been satisfied (except as provided in the plan).

Change of Control Transactions. A “change in control” for purposes of the plan means any one of the following:

•

an acquisition in one transaction or a series of transactions by any person which results in such person owning more than 50% of the voting power in First American (other than directly from First American);

•

an acquisition in one transaction or a series of transactions by any person (other than First American) which results in such person owning more than 50% of the voting power in First Advantage (other than directly from First Advantage);

•

a merger, consolidation or similar transaction involving First American, unless (a) stockholders of First American end up owning more than 50% of the voting securities of the surviving entity, (b) a majority of the board of First American prior to the transaction constitutes at least a majority of the board of the surviving entity, and (c) First American and its affiliates own collectively 50% or more of the voting power of the surviving entity;

•

a merger, consolidation or similar transaction involving First Advantage, unless (a) stockholders of First Advantage end up owning more than 50% of the voting securities of the surviving entity, (b) a majority of the board of First Advantage prior to the transaction constitutes at least a majority of the board of the surviving entity, and (c) First Advantage and its affiliates own collectively 50% or more of the voting power of the surviving entity;

•	the composition of First American’s board is changed without the consent of a majority of the directors in office;

•	the composition of First Advantage’s board is changed without the consent of a majority of the directors in office;

•	any approval of any plan or proposal for the liquidation or dissolution of the First American or First Advantage;

•

any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of First American to any person (other than a transfer to a company owned by First American or First Advantage or the distribution to First American’s stockholders of the stock or any other assets of a company owned by First American or First Advantage); or

•

any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of First Advantage to any person (other than a transfer to a company owned by First American or First Advantage, the distribution to First

Advantage’s stockholders of the stock or any other assets of a company owned by First American or First Advantage, or a transfer or distribution to First American or its affiliates).

In the event of a change of control, unless otherwise specifically prohibited under applicable laws, or rule and regulations of any governing governmental agencies or national securities exchanges:

•

Immediately prior to the change of control, all options and SARs outstanding will immediately become fully exercisable as to all shares covered by them, notwithstanding anything to the contrary in the plan or the award agreement.

•

Immediately prior to the change of control, any restrictions imposed by the compensation committee on restricted stock previously awarded to the participant will be cancelled, and any applicable performance goals shall be deemed achieved, notwithstanding anything to the contrary in the plan or the award agreement.

•	Immediately prior to the change of control all awards which are outstanding will immediately become fully vested.

•

Target payment opportunities attainable under any outstanding award of performance units, performance shares or cash-based awards shall be deemed to have been fully earned for the entire performance period immediately prior to the change of control.

•

If the award is denominated in shares, the participant will receive within five days of the effective date of the change of control a pro-rata number of shares (or the equivalent fair market value of the shares, as determined by the compensation committee, in cash).

•	If the award is denominated in cash, the participant will receive a pro-ration of cash within thirty days of the effective date of the change of control.

•

The compensation committee may determine in its discretion and on such terms and conditions as it deems appropriate that any outstanding option or freestanding SAR shall be adjusted by substituting for shares subject to the option or freestanding SAR stock or other securities of the surviving corporation or any successor corporation to First Advantage, or its parent or its subsidiaries, or that may be issuable by another corporation that is a party to the transaction resulting in the change of control, whether or not the stock or other securities are publicly traded. If the stock or other securities are publicly traded, the aggregate option price or grant price, as applicable, will remain the same and the amount of shares or other securities subject to the option or freestanding SAR will be the amount of shares or other securities which could have been purchased on the closing date or expiration date of the transaction with the proceeds which would have been received by the participant if the option or freestanding SAR had been exercised in full (or with respect to a portion of the award, as determined by the compensation committee, in its discretion) for shares prior to such transaction or expiration date, and the participant exchanged all of such shares in the transaction. The terms of the award agreement or a resolution adopted by the compensation committee prior to the occurrence of a change of control should set forth the terms of this adjustment.

•

The compensation committee may, in its discretion, provide that an award can or cannot be exercised after, or will otherwise terminate or not terminate as of, a change of control, to the extent that the award is or becomes fully exercisable on or before the change of control or is subject to any acceleration, adjustment, conversion or payment in accordance with the provisions of the plan relating to a change of control.

No participant will have the right to prevent a change of control affecting the number of shares available to or other entitlements of the participant under the plan or the participant’s award. The compensation committee need not act uniformly as to all outstanding awards, nor treat all participants identically.

If a change of control disqualifies an employee’s incentive stock options from meeting the requirements of Section 422 of the Code or results in the imposition of certain additional taxes on such an employee, the compensation committee may, in its discretion, authorize a cash payment to the employee that would leave the employee in the same after-tax position that he or she would have been in had such disqualification not occurred, or to otherwise equalize such employee for such taxes.

Subject to certain provisions of the plan, the change of control provisions of the plan may not be terminated, amended or modified on or after the date of a change of control to affect any participant’s award that will be granted and then outstanding under the plan without the prior written consent of the participant. Before a change of control, the board of directors of First Advantage may terminate, amend or modify the change of control provisions from time to time.

Amendment, Modification and Termination. Except as otherwise provided in the plan, the board of directors of First Advantage has the right to amend, alter, suspend, or terminate the plan at any time, with or without prior notice. The compensation committee may also amend outstanding awards. The plan may not be amended or terminated or an outstanding award may not be amended in a way that would materially impair any previously accrued rights of any participant under the plan without his or her written consent. The compensation committee is also limited in its ability to amend the change of control provisions, as described in the “Change of Control Transactions” section above.

In addition, the board of directors will be required to obtain approval of our stockholders, if such approval is required by any applicable law (including requirements relating to incentive stock options or qualification of awards under Section 162(m) of the Code) or rule, of any amendment of the plan that would:

•

increase the number of shares of common stock that may be delivered under the plan, whether through amendment, cancellation, replacement or otherwise, or that may be subject to awards granted to a single participant during a single fiscal year, except in the event of certain changes in capital of First Advantage;

•	decrease in the minimum option exercise price or SAR grant price required by the plan, except in the event of certain changes in capital of First Advantage;

•	change the class of persons eligible to receive awards under the plan; or

•	extend the duration of the plan or the exercise period of any options or SARs granted under the plan.

In addition, the plan authorizes the compensation committee, subject to certain limitations specified in the plan, to adjust awards under the plan to recognize unusual or nonrecurring events that affect us or our financial statements, changes in applicable laws, regulations, or accounting principles whenever the compensation committee determines that such adjustments are appropriate to prevent dilution or enlargement of plan benefits.

Tax Withholding. First Advantage and/or any subsidiary or affiliate have the power and right to take whatever actions are necessary and proper to satisfy all obligations of participants for the payment of federal, state, local and foreign taxes in connection with any award. Each participant is required to (and in no event will shares be delivered to a participant with respect to an award until) pay First Advantage in cash, or make arrangements satisfactory to First Advantage, as determined by First Advantage in the compensation committee’s sole discretion, regarding payment of any taxes of any kind required by law to be withheld with respect to the shares or other property subject to the award. First Advantage and any affiliate have the right to, to the extent permitted by law, deduct any taxes from any payment of any kind due to the participant.

If permitted by the compensation committee and the plan, a participant may elect to have its tax obligations satisfied by requesting that First Advantage withhold shares of common stock otherwise deliverable to the participant upon exercise of an option or other receipt of common stock under an award or delivering to First Advantage shares of common stock that the participant already owns. If the participant elects one of these arrangements, the election will be irrevocable, must be made in writing and signed by the participant, and may be subject to any restrictions or limitations that the compensation committee, in its sole discretion, determines are appropriate.

The compensation committee may require a participant to give prompt written notice to First Advantage if the participant disposes of shares that were received in connection with exercise of an incentive stock option within the time period set forth below:

•	two years from the date the incentive stock option is granted to the participant, or

•	one year from the transfer of the shares to the participant, or

•	other period as the compensation committee may determine from time to time.

If a participant makes an election under Section 83(b) of the Code to be taxed with respect to an award as of the date of transfer of restricted stock (rather than as of the date the participant would otherwise be taxable under Section 83(a) of the Code), the participant will deliver a copy of the election to First Advantage immediately after the election is given to the Internal Revenue Service.

Awards to Non-employee Directors. If the non-employee director was previously employed by First Advantage, any subsidiary or affiliate the non-employee director will not be eligible for the initial grant, but will be eligible for periodic annual grants as described below while he or she continues to serve as a non-employee director.

On the date of the annual meeting, an individual who is elected or appointed as a non-employee director after the effective date of the plan will automatically receive an award of non-qualified stock options, SARs, shares of restricted stock, restricted stock units, performance shares, performance units and/or cash-based awards, in each case in an amount as determined by the committee from time to time. The form of the award will be determined at the discretion of the compensation committee and the number of awards issued will be calculated based on 100% of the fair market value of First Advantage stock on the date of the annual meeting. In order for the non-employee director to be entitled to receive the annual award, the non-employee director must have served as a non-employee director for at least six months. In the case of any award granted in the form of stock options, the option price for these options will be 100% of the fair market value of the share on the date the option is granted.

Miscellaneous. Each participant in the plan may name a beneficiary or beneficiaries. Upon the death of the participant, the beneficiary or beneficiaries would be entitled to exercise the participant’s option or SAR (to the extent the option or SAR are exercisable) and receive payment for any amount due to the participant under the plan. If no beneficiary is designated, the unexercised option or SAR or unpaid amounts due to the participant will pass by will or by the laws of descent and distribution.

A transfer of an employee will not be deemed a termination of employment for purposes of the plan or with respect to any award, if an employee is transferred as set forth below (and for incentive stock options to the extent permitted by the Code):

•	from First Advantage to an affiliate (or for purposes of any incentive stock options, from First Advantage to a subsidiary); or

•	from an affiliate to First Advantage (or for purposes of any incentive stock options, from a subsidiary to First Advantage); or

•	from an affiliate to another affiliate (or for purposes of any incentive stock options, from a subsidiary to another subsidiary).

A leave of absence by an employee will not be deemed a termination of employment for purposes of the plan or with respect to any award, if the leave of absence if duly authorized in writing by First Advantage (and for incentive stock options to the extent permitted by the Code).

A change in status of a participant from an employee to a consultant will be considered a termination except to the extent that the compensation committee determines in its sole discretion otherwise with respect to any award other than incentive stock options.

Nothing in the plan will interfere with or limit the right of First Advantage or any subsidiary or affiliate to terminate any participant’s employment or other service at any time. Grants, vesting or payment of awards will not be considered as part of the participant’s salary or used for calculation of any pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by First Advantage or its subsidiaries or affiliates or required by law or by contractual obligation of First Advantage or its subsidiaries or affiliates.

First Advantage’s intention is that, so long as any of First Advantage’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by an insider, the plan will comply in all respects with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code. If any plan provision is later found not to be in compliance with Rule 16b-3 under the Exchange Act or Sections 162(m) and 409A of the Code, that provision will be deemed modified as necessary to meet the requirements of such Rule 16b-3 and/or Sections 162(m) and 409A.

Estimate of Benefits

The number of shares of awards that would be granted to officers, directors and other employees under the 2003 Incentive Compensation Plan is not currently determinable.

GENERAL INFORMATION

Stockholder Proposals

In order for a proposal by a stockholder to be included in the proxy statement and proxy for the 2008 annual meeting, we must receive such proposal at our principal executive office, to the attention of Bret Jardine, Secretary of First Advantage Corporation, at 100 Carillon Parkway, St. Petersburg, Florida 33716 no later than December 31, 2007 (which is not more than 120 days prior to the anniversary of the mailing date of this proxy statement), assuming that the date of the annual meeting to be held in 2007 is not changed by more than 30 days from the date of this annual meeting. In such event, we will provide notice of the date by which such proposals must be received in order to be included. Our determination of whether we will oppose inclusion of any proposal in its proxy statement and proxy will be made on a case-by-case basis in accordance with its judgment and the rules and regulations promulgated by the Securities and Exchange Commission. Proposals received after December 31, 2007 will not be considered for inclusion in our proxy materials for the 2008 annual meeting.

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission, any stockholder who intends to present a proposal at the 2008 annual meeting without requesting that we include such proposal in our proxy statement should be aware that he or she must notify us at our principal executive office, attention secretary, not later than February 10, 2008 (which is 45 days prior to the anniversary of the mailing date of this proxy statement) of the intention to present the proposal. Otherwise, we may exercise discretionary voting with respect to such stockholder proposal pursuant to authority conferred by proxies to be solicited by our board and delivered in connection with the meeting.

As of the date of this proxy statement, the board is not aware of any matters to come before the annual meeting other than those set forth on the notice accompanying this proxy statement. If any other matters come before the annual meeting, the proxy card, if executed and returned, gives discretionary voting authority to the persons named as proxy holders, Anand Nallathambi and Julie Waters, our chief executive officer and general counsel, respectively, with respect to such matters.

Annual Report

All stockholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of our annual report for the fiscal year ended December 31, 2006. Such report contains our certified consolidated financial statements and the certified consolidated financial statements of our subsidiaries for the fiscal year ended December 31, 2006.

No Incorporation by Reference

The report of the compensation committee of the board of directors on executive compensation and the audit committee report above are not deemed to be “filed” with the Securities and Exchange Commission, and shall not be incorporated by reference into any of our prior or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference.

Additional Information

Under the Delaware General Corporation Law, you will not have any appraisal rights in connection with the actions to be taken at the annual meeting.

Beginning on March 19, 2007 a list of holders of record of our Class A and Class B common stock as of the Record Date will be available at our principal executive office during ordinary business hours for examination by any stockholder holding any class of our common stock on the Record Date for any purpose germane to the annual meeting.

Our company will pay the cost of preparing, assembling and mailing the attached letter from our president, notice of annual meeting, this proxy statement, the enclosed proxy card, and the solicitation of proxies. Our directors, officers and other regular employees may solicit proxies. None of them will receive any additional compensation for such solicitation. People soliciting proxies may contact you in person, by telephone, via e-mail or by facsimile. We will pay brokers or other persons holding stock in their names or the names of their nominees for their reasonable and customary expenses of forwarding soliciting material to their principals.

We will, upon the written request of any person who is a beneficial owner of our Class A or Class B common stock on the Record Date, furnish without charge a copy of our annual report on Form 10-K for the year 2006, together with the accompanying financial statements. We will also furnish a copy of the exhibits to the annual report, if requested. Such requests should contain a representation that the person requesting this material was a beneficial owner of the our Class A common stock or Class B common stock on the Record Date and be sent to the secretary of our company at the address indicated on the first page of this proxy statement.

By Order of the Board of Directors

Julie Waters

Vice President,

General Counsel

St. Petersburg, Florida

March 27, 2007

APPENDIX A

AUDIT COMMITTEE CHARTER

PURPOSE

The primary purposes of the Audit Committee (the “Committee”) are (1) to assist the Board of Directors in fulfilling its oversight of the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; and (2) to prepare the “Report of the Committee” to be included in the Company’s annual proxy statement.

While the Committee has the responsibilities and powers set forth in the charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, and reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report.

In meeting its responsibilities, other than as set forth herein, the Committee’s policies and procedures shall be flexible so that it may react to any change in circumstances or conditions.

COMPOSITION

The Committee shall be comprised of three or more directors who shall be appointed by the Board of Directors. The Chairperson of the Committee shall be appointed by the Board of Directors.

Each member of the Committee shall qualify as an “independent director” under applicable law and the NASDAQ Stock Market listing requirements (the “NASDAQ Rules”) and shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite personal certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as determined in accordance with the NASDAQ Rules by the Board in its business judgment. When and as required by the NASDAQ Rules, applicable law or the rules of the Securities and Exchange Commission (the “SEC”), at least one member of the Committee shall be a “financial expert,” as determined by the Board of Directors in accordance with such law or rules in its business judgment.

COMPENSATION

No member of the Committee shall receive any compensation from the Company other than (i) director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar deferred compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

MEETINGS

The Committee shall meet at least once every fiscal quarter or more frequently as circumstances require. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. The

Committee may ask members of management or others to attend meetings and provide pertinent information, as necessary. The Committee shall meet separately periodically at such times as it deems appropriate with management, the director of the internal auditing department, the independent accountants and the Company’s general or outside counsel to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately or as is necessary to fulfill the Committee’s duties hereunder.

A majority of total members of the Committee shall constitute a quorum for transacting business. A majority vote at a meeting when a quorum is present constitutes an action of the Committee.

RESOURCES AND AUTHORITY

The Committee shall be granted unrestricted access to all information and all employees of the Company as requested by members of the Committee. The Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities and shall be empowered to retain, at the Company’s expense, independent counsel, accountants, or others to assist it in the conduct of any investigation, or to otherwise assist it in fulfilling its responsibilities and duties, without seeking approval of the Board of Directors or management.

The Committee shall have the sole authority to:

(i) select, retain and terminate the Company’s independent accountants (subject, if applicable, to stockholder ratification);

(ii) approve in advance all auditing services and related fees and terms; and

(iii) approve in advance all audit-related and non-audit services permitted to be provided to the Company by the independent accountants under applicable law and SEC rules, and related fees and terms; provided, however

a. that audit-related and non-audit services that were not recognized at the time of the engagement to be non-audit services and otherwise fall within the pre-approval exception provided in Section 10A of the Securities Exchange Act of 1934 (“de minimus non-audit services”) may be approved by the Committee prior to completion of the audit, and

b. that the Committee may delegate to one or more members of the Committee the authority to pre-approve services to be provided by the independent accountants, provided that any such pre-approval by one or more members of the Committee shall be reported to the full Committee at its next scheduled meeting.

RESPONSIBILITIES AND DUTIES

The Committee, to the extent it deems necessary or appropriate in fulfilling its purposes, shall:

1. Obtain and review a written report by the independent accountants describing (i) the firm’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

2. Obtain and review with the independent accountants a written statement as required by Independence Standards Board (ISB) Standard No. 1, as may be modified or supplemented, discuss with the independent accountants any disclosed relationships or services that may impact their objectivity and independence, and recommend any appropriate actions to be taken.

3. Set clear hiring policies for employees or former employees of the independent accountants.

4. Discuss with management and the independent accountants the timing and process for implementing the rotation of audit partners as required by applicable law and SEC rules.

Financial Reporting

1. Prior to the annual audit, review the scope of the independent accountant’s audit plan, including the scope, procedures and timing of the audit, the experience and qualifications of the senior members of the independent accountant’s team and the quality control procedures of the independent accountant.

2. Review with management and the independent accountants the financial information included in the Company’s Quarterly Report on Form 10-Q and management’s discussion and analysis of the financial condition and results of operations prior to its filing.

3. Review with management and the independent accountants at the completion of the annual audit the Company’s consolidated financial statements included in the Annual Report on Form 10-K and management’s discussion and analysis of the financial condition and results of operations prior to its filing.

4. Discuss with management generally the types of information (including financial information and earnings guidance) to be disclosed in earnings press releases and earnings calls, as well as to analysts and rating agencies (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP information).

5. Review legal and regulatory matters that may have a material impact on the Company’s consolidated financial statements, related compliance policies and programs, and reports received from regulators.

6. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

7. Discuss with the Company’s general counsel and/or outside counsel any significant legal, compliance or regulatory matters that may have a material effect on the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies.

Internal Auditing Department, Financial Controls and Risk Management

1. Review and concur in the appointment or dismissal of the director of the internal auditing department.

2. Review in consultation with the independent accountants and the director of the internal auditing department the integrity of the Company’s financial reporting processes and system of internal control including controls over quarterly financial reporting, computerized information systems and security.

3. Review with the director of the internal auditing department the qualifications and staffing of the internal audit department, the scope of the proposed audit plan for the year and the coordination of the plan with the independent accountants.

4. Receive from the director of the internal auditing department summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto.

5. Review with management, the director of the internal auditing department and the independent accountants (i) the Company’s policies with respect to risk assessment and risk management, (ii) the Company’s major financial risks exposures, and (iii) the steps management has taken to monitor and control such exposures.

Reporting and Recommendations

1. Prepare the Report of the Committee for inclusion in the annual stockholders’ meeting proxy statement. The Report of the Committee must state whether the Committee: (i) has reviewed and discussed the audited consolidated financial statements with management, (ii) has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified, supplemented or replaced, (iii) has received the written disclosures from the independent accountants required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants their independence, and (iv) has recommended to the Board of Directors, based on the review and discussions referred to in above items (i) through (iii), that the Company’s consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

OTHER DUTIES

The Committee shall review and reassess the adequacy of this Audit Committee Charter on an annual basis and submit any proposed revisions to the Board of Directors for consideration and approval.

The Committee shall report regularly to the Board of Directors concerning significant developments in the course of performing the above responsibilities and duties, including reviewing with the full Board any issues that arise with respect to the quality or integrity of the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent accountants, or the performance of the internal audit function.

The Committee shall perform such functions (whether or not described herein) as necessary or appropriate under applicable law, the Company’s charter or Bylaws, and the resolutions and other directives of the Board of Directors.

*            *            *

APPENDIX B

FIRST ADVANTAGE CORPORATION

2003 Incentive Compensation Plan

Amended and restated as of             , 2007

FIRST ADVANTAGE CORPORATION

2003 INCENTIVE COMPENSATION PLAN

Amended and restated as of March 22, 2007

First Advantage Corporation, a Delaware corporation (the “Company”), has adopted the First Advantage Corporation 2003 Incentive Compensation Plan (the “Plan”), for the benefit of non-employee directors of the Company and officers, eligible employees and consultants of the Company and any Subsidiaries and Affiliates (as each term defined below), as follows:

ARTICLE I.

ESTABLISHMENT; PURPOSES; AND DURATION

1.1. Establishment of the Plan. The Company hereby establishes this incentive compensation plan to be known as the “First Advantage Corporation 2003 Incentive Compensation Plan”, as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, and Cash-Based Awards. The Plan was adopted by the Board of Directors (as defined below) on February 28, 2003 and approved by the sole stockholder of the Company by unanimous written consent February 28, 2003 and was amended on September 13, 2005 and, as amended, was submitted for approval by the stockholder of the Company on April 26, 2007. The Plan originally became effective as of April 1, 2003 (the “Effective Date”). The Plan shall remain in effect as provided in Section 1.3.

1.2. Purposes of the Plan. The purposes of the Plan are to provide additional incentives to non-employee directors of the Company and to those officers, key employees and independent contractors of the Company and its eligible subsidiaries and affiliates whose substantial contributions are essential to the continued growth and success of the business of the Company and such subsidiaries and affiliates, in order to strengthen their commitment to the Company and such subsidiaries and affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such non-employee directors, officers, key employees and independent contractors with the interests of the stockholders of the Company. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, and Cash-Based Awards.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XV, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after March 21, 2017 which is ten years from the most recent approval by amendment of the Plan by the Board of Directors.

ARTICLE II.

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1. “Affiliate” shall mean any entity other than the Company and its Subsidiaries that is designated by the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of any such entity or at least twenty percent (20%) of the ownership interest in such entity.

2.2. “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, or Cash-Based Awards.

2.3. “Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Awards granted to such Participant under the Plan.

2.4. “Beneficial Ownership” (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.5. “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6. “Cash-Based Award” means an Award granted to a Participant, as described in Article IX.

2.7. “Change of Control” means the occurrence of any of the following:

(a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Awards granted under the Plan or compensatory options or other similar awards granted by the Company) by any Person of any Voting Securities of the Company, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change of Control has occurred pursuant to this Section 2.7(a), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control; or

(b) an acquisition in one transaction or a series of related transactions (other than directly from Parent or pursuant to equity-based awards granted under an incentive compensation plan or compensatory options or other similar awards granted by Parent) by any Person of any Voting Securities of Parent, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of Parent’s then outstanding Voting Securities; provided, however, in determining whether a Change of Control has occurred pursuant to this Section 2.7(b), Voting Securities of Parent which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control; or

(c) the individuals who, immediately prior to the Effective Date, are members of the Board (the “Company Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election of any new director was approved by a vote of at least a majority of the Company Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Company Incumbent Board; provided further, however, that no individual shall be considered a member of the Company Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Company Proxy Contest”) including, without limitation, by reason of any agreement intended to avoid or settle any Election Contest or Company Proxy Contest; or

(d) the individuals who, immediately prior to the Effective Date, are members of the board of directors of Parent (the “Parent Incumbent Board”), cease for any reason to constitute at least a majority of the members of the board of directors of Parent; provided, however, that if the election, or nomination for election of any new director was approved by a vote of at least a majority of Parent Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of Parent Incumbent Board; provided further, however, that no individual shall be considered a member of Parent Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board of directors of Parent (a “Parent Proxy Contest”) including, without limitation, by reason of any agreement intended to avoid or settle any Election Contest or Parent Proxy Contest; or

(e) the consummation of any merger, consolidation, recapitalization or reorganization involving the Company unless:

(i) the stockholders of the Company, immediately before such merger, consolidation, recapitalization or reorganization, own, directly or indirectly, immediately following such merger, consolidation, recapitalization or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Company Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities of the Company immediately before such merger, consolidation, recapitalization or reorganization; and

(ii) the individuals who were members of the Company Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, recapitalization or reorganization constitute at least a majority of the members of the board of directors of the Company Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Company Surviving Corporation, and

(iii) no Person, other than (A) the Company, (B) any Related Entity, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, recapitalization or reorganization, was maintained by the Company, the Company Surviving Corporation, or any Related Entity or (D) any Person who, together with its Affiliates, immediately prior to such merger, consolidation, recapitalization or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities of the Company, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company Surviving Corporation’s then outstanding Voting Securities; or

(f) the consummation of any merger, consolidation, recapitalization or reorganization involving Parent unless:

(i) the stockholders of Parent, immediately before such merger, consolidation, recapitalization or reorganization, own, directly or indirectly, immediately following such merger, consolidation, recapitalization or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Parent Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities of Parent immediately before such merger, consolidation, recapitalization or reorganization; and

(ii) the individuals who were members of Parent Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, recapitalization or reorganization constitute at least a majority of the members of the board of directors of Parent Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the Voting Securities of Parent Surviving Corporation, and

(iii) no Person, other than (A) Parent, (B) any Related Entity, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, recapitalization or reorganization, was maintained by Parent, Parent Surviving Corporation, or any Related Entity or (D) any Person who, together with its Affiliates, immediately prior to such merger, consolidation, recapitalization or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities of Parent, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of Parent Surviving Corporation’s then outstanding voting securities.

(a transaction described in clauses (e)(i) through (e)(iii) above and clauses (f)(i) through (f)(iii) above is referred to herein as a “Non-Control Transaction”); or

(g) any approval of any plan or proposal for the liquidation or dissolution of the Company or Parent; or

(h) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of the Company to any Person (other than (A) a transfer to a Related Entity, (B) the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets or (C) a transfer or distribution to any Person that, together with its Affiliates, has Beneficial Ownership of fifty percent (50%) or more of the outstanding Voting Securities of the Company on the Effective Date); or

(i) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of Parent to any Person (other than (A) a transfer to a Related Entity, (B) the distribution to Parent’s stockholders of the stock of a Related Entity or any other assets or (C) a transfer or distribution to any Person that, together with its Affiliates, has Beneficial Ownership of fifty percent (50%) or more of the outstanding Voting Securities of Parent on the Effective Date).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities of the Company or Parent, as applicable, as a result of the acquisition of Voting Securities of the Company or Parent, as applicable, by the Company or Parent, as applicable, which, by reducing the number of Voting Securities of the Company or Parent, as applicable, then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company or Parent, as applicable, and (1) before such share acquisition by the Company or Parent, as applicable, the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company or Parent, as applicable, in a related transaction or (2) after such share acquisition by the Company or Parent, as applicable, the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company or Parent, as applicable, which in either case increases the percentage of the then outstanding Voting Securities of the Company or Parent, as applicable, Beneficially Owned by the Subject Person, then a Change of Control shall be deemed to occur. Solely for purposes of this Section 2.7, (1) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person and (2) “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Any Relative (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. None of the Company, Parent or any Person controlled by the Company or Parent shall be deemed to be an Affiliate of any holder of common stock of the Company or Parent.

2.8. “Cause” shall mean any acts of dishonesty, disloyalty, or acts substantially detrimental to the welfare of the Company or any Affiliate or Subsidiary, as determined by the Committee.

2.9. “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.10. “Committee” means the Compensation Committee of the Board of Directors, or such other committee appointed by the Board to administer the Plan and to perform the functions set forth herein.

2.11. “Company Incumbent Board” shall have the meaning provided in Section 2.7(c).

2.12. “Company Surviving Corporation” has the meaning provided in Section 2.7(e)(i).

2.13. “Consultant” means an independent contractor who performs services for the Company or a Subsidiary or Affiliate in a capacity other than as an Employee or director.

2.14. “Covered Employee” means a Participant who, as of the date of vesting, exercise and/or payment of an Award, as applicable, is one of the group of “covered employees,” as defined in Section 162(m) of the Code, or any successor statute, and the regulations promulgated thereunder.

2.15. “Disability” means the inability, due to illness or injury, to engage in any gainful occupation to which the individual is suited by education, training or experience, which condition continues for at least six (6) months; provided, however, that, for purposes of ISOs, “Disability” shall mean “permanent and total disability” as set forth in Section 22(e)(3) of the Code.

2.16. “Disqualified Disposition” has the meaning provided in Section 14.3.

2.17. “Disqualifying Disposition” has the meaning provided in Section 14.3.

2.18. “Effective Date” shall have the meaning ascribed to such term in Section 1.1.

2.19. “Employee” means any officer or other employee of the Company, a Subsidiary and/or an Affiliate. Directors of the Company who are employed by the Company or a Subsidiary or Affiliate shall be considered Employees under the Plan.

2.20. “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.21. “Fair Market Value” means the fair market value of the Shares as determined by the Committee in its sole discretion by such reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of a given date; provided, however, that for purposes of Section 6.3 and 6.11(c), such fair market value shall be determined subject to Section 422(c)(7) of the Code; provided further, however, that (a) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale is reported on such date, on the last date preceding such date on which a sale was reported, (b) if the Shares are admitted to quotation on the Nasdaq National Market or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or, if no sale is reported on such date, on the last day preceding such date on which a sale was reported, or (c) if the Shares are admitted to quotation on the Nasdaq National Market and have not been designated as a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date or, if no bid and ask prices are made on such date, the last date on which bid and ask prices are made.

2.22. “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

2.23. “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VII.

2.24. “Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

2.25. “Insider” shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.26. “Non-Control Acquisition” shall mean an acquisition (whether by merger, stock purchase, asset purchase or otherwise) by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company, (ii) Parent or (iii) any corporation or other Person of which a majority of its voting power or its Voting Securities or equity interest is owned, directly or indirectly, by the Company or Parent (a “Related Entity”); (b) the Company, Parent or any Related Entity; (c) any Person in connection with a Non-Control Transaction; (d) any Person that owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the outstanding Voting Securities of the Company on the Effective Date or (e) any transfer of any share of the Company’s common stock that is effected as part of a distribution by Parent of shares of the Company’s common stock to Parent’s shareholders under Section 355(a) of the Internal Revenue Code of 1986, as amended, and any subsequent transfer of such shares.

2.27. “Non-Control Transaction” shall have the meaning provided in Section 2.7(f).

2.28. “Non-Employee Director” means a member of the Board who is not also an employee or consultant of the Company, a Subsidiary or an Affiliate.

2.29. “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is not intended to meet the requirements of Section 422 of the Code.

2.30. “Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI.

2.31. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.32. “Parent” means, as of any date of determination, any Person who owns, together with its Affiliates, Beneficial Ownership of eighty percent (80%) or more of the combined voting power of the Company’s Voting Securities outstanding on such date.

2.33. “Parent Incumbent Board” shall have the meaning provided in Section 2.7(d).

2.34. “Parent Surviving Corporation” has the meaning provided in Section 2.7(f)(i).

2.35. “Participant” means any Employee or Consultant designated by the Committee as eligible to receive an Award under the Plan and, if required by the context, a Non-Employee Director.

2.36. “Performance-Based Exception” means the exception for qualified performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, or any successor statute, and the regulations promulgated thereunder.

2.37. “Performance Period” has the meaning provided in Section 9.2.

2.38. “Performance Share” means an Award of a performance share granted to a Participant, as described in Article IX.

2.39. “Performance Unit” means an Award of a performance unit granted to a Participant, as described in Article IX.

2.40. “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way, and such Shares are subject to a substantial risk of forfeiture, as provided in Article VIII; provided, however, that no such period shall be less than one (1) year.

2.41. “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

2.42. “Related Entity” has the meaning provided in Section 2.26.

2.43. “Restricted Stock” means an Award granted to a Participant pursuant to Article VIII.

2.44. “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article VIII.

2.45. “Retirement” means either (a) retirement in accordance with any employee benefit plan maintained by the Company that is intended to satisfy the requirements of Section 401(a) of the Code entitling a participant in such plan to a full pension or (b) retirement with the consent of the Board.

2.46. “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.47. “Shares” means the Class A common stock, par value $.001 per share, of the Company (including, without limitation, any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4.3).

2.48. “Stock Appreciation Right” or “SAR” means an Award, granted alone (a Freestanding SAR) or in connection with a related Option (a Tandem SAR), designated as an SAR, pursuant to the terms of Article VII.

2.49. “Subject Person” has the meaning provided in Section 2.7.

2.50. “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

2.51. “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article VII.

2.52. “Termination” means the time when a Participant ceases the performance of services for the Company, any Affiliate or Subsidiary, as applicable, for any reason, with or without Cause, including, but not limited to, a Termination by resignation, discharge, death, Disability or Retirement, but excluding (a) a Termination where there is a simultaneous reemployment or continuing employment of a Participant by the Company, Affiliate or any Subsidiary, (b) at the discretion of the Committee, a Termination that results in a temporary severance, (c) at the discretion of the Committee, a Termination that is followed by the simultaneous establishment of a consulting relationship by the Company, Affiliate or Subsidiary with a former Employee, and (d) at the discretion of the Committee, a Termination that is immediately followed by the Participant’s service as a Non-Employee Director. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination, including, but not limited to, questions of whether a Termination resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an Employee to a Consultant or other change in the employee-employer relationship shall constitute a Termination if, and to the extent that, such leave of absence, change in status or other change interrupts employment for purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under that Code section. Notwithstanding any other provision of the Plan, the Company, Affiliate or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing. Solely for purposes of this Section 2.51, (1) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person and (2) “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

2.53. “Voting Securities” shall mean, with respect to any Person that is a corporation, all outstanding voting securities of such Person entitled to vote generally in the election of the board of directors of such Person.

ARTICLE III.

ADMINISTRATION

3.1. General. The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) or Section 162(m) of the Code, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

3.2. Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall consist of not less than two (2) members of the Board. The Committee shall be constituted at all times so as to meet the non-employee director standards of Rule 16b-3 and the outside director requirements of Section 162(m) of the Code and the independence standards of any stock exchange or quotation system on which securities of the Company are listed; provided, however, that the Board may permit directors who do not satisfy such requirements to serve on the Committee. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it has been made at a meeting duly held.

3.3. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(a) select Employees and Consultants who may receive Awards under the Plan and become Participants;

(b) determine eligibility for participation in the Plan;

(c) determine the sizes and types of Awards;

(d) determine the terms and conditions of Awards, including, without limitation, the Option Prices of Options and the grant prices of SARs;

(e) construe and interpret the Plan and any agreement or instrument entered into under the Plan, including, without limitation, any Award Agreement;

(f) make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or a Subsidiary or Affiliate, including, without limitation, whether such Termination occurs by reason of Disability or Retirement or in connection with a Change of Control;

(g) establish and administer any terms, conditions, performance criteria, performance goals, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(h) construe any ambiguous provision of the Plan and/or the Award Agreements;

(i) correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

(j) establish, amend or waive rules, regulations or procedures for the Plan’s operation or administration;

(k) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;

(l) (subject to the provisions of Article XV) amend the terms and conditions of any outstanding Award;

(m) determine the extent to which any pre-established performance goals and/or other terms and conditions of an Award are attained or not attained;

(n) offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made; and

(o) permit the transfer of an Option or SAR or the exercise of an Option or SAR by one other than the Participant who received the grant of such Option or SAR (other than any such a transfer or exercise which would cause any ISO to fail to qualify as an “incentive stock option” under Section 422 of the Code).

Further, the Committee shall exercise all such powers, perform all such acts and make all other determinations that may be necessary or advisable for the administration of the Plan.

3.4. Award Agreements. Each Award shall be evidenced by an Award Agreement, which shall be executed by the Company and the Participant to whom such Award has been granted, unless the Award Agreement provides otherwise; two or more Awards granted to a single Participant may, however, be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; no person shall have any rights under any Award, however, unless and until the Participant to whom the Award shall have been granted (a) shall have executed and delivered to the Company an Award Agreement or other instrument evidencing the Award, unless such Award Agreement provides otherwise, and (b) has otherwise complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

3.5. Decisions Binding. All determinations, decisions and actions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including, without limitation, the Company and its stockholders, any Subsidiary or Affiliate, and all Employees, Consultants and Participants, and their estates and beneficiaries.

3.6. Delegation of Administration. Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under Section 162(m) of the Code to any Award intended to qualify for the Performance-Based Exception or the requirements for any Award granted to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3.6 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

3.7. Substitute Awards. In the event that a transaction described in Section 424(a) of the Code involving the Company or an Affiliate is consummated, such as the acquisition of property or stock from an unrelated corporation, or a merger or consolidation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Awards in substitution for stock options or stock or stock-based awards granted by another corporation that is a party to such transaction. The Committee shall determine, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding Section 6.3, the Option Price, if applicable, and other terms and conditions of such substitute Awards.

ARTICLE IV.

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1. Number of Shares Available for Grants. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Subject to adjustment as provided in Section 4.3, the number of Shares hereby reserved for issuance to Participants under the Plan shall be seven million (7,000,000) Shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan; provided, however, that (a) any Shares subject to an Option which for any reason expires or is terminated or canceled without having been fully exercised, and any Shares that are subject to any Restricted Stock Award or other Award granted under the Plan which are forfeited prior to the payment of any dividends thereon, may again be granted pursuant to an Award, subject to the limitations of this Article IV; (b) if the Option Price of an Option granted under the Plan is paid by tendering to the Company Shares already owned by the holder of such Option, only the number of Shares issued net of the Shares so tendered shall be deemed issued for purposes of determining the total number of Shares that may be issued under the Plan; and (c) any Shares delivered under the Plan in assumption or substitution of outstanding, or obligations to grant future, stock options, stock or stock-based awards under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such other entity, or an interest in such an entity, or a transaction otherwise described in Section 3.7, shall not reduce the maximum number of Shares available for delivery under the Plan; provided further, however, that the total number of Shares that may be issued pursuant to Incentive Stock Options shall be seven million (7,000,000) Shares without application of clause (b) of this sentence.

4.2. Maximum Awards. The following rules shall apply to grants of all Awards under the Plan:

(a) Options: The maximum aggregate number of Shares that may be subject to Options, pursuant to any Awards granted in any one Fiscal Year to any one Participant shall be one million (1,000,000) Shares.

(b) SARs: The maximum aggregate number of Shares that may be subject to Stock Appreciation Rights, pursuant to any Awards granted in any one Fiscal Year to any one Participant shall be five million (5,000,000) Shares. Any Shares covered by Options which include Tandem SARs granted to one Participant in any Fiscal Year shall reduce this limit on the number of Shares subject to SARs that can be granted to such Participant in such Fiscal Year.

(c) Restricted Stock: The maximum aggregate number of Shares that may be subject to Awards of Restricted Stock granted in any one Fiscal Year to any one Participant shall be one million (1,000,000) Shares.

(d) Performance Shares, Performance Units and Cash-Based Awards: The maximum aggregate payment with respect to Cash-Based Awards or Awards of Performance Shares or Performance Units granted in any one Fiscal Year to any one Participant shall be equal to the value of five million (5,000,000) Shares (determined using the equivalent Fair Market Value as of the beginning of the applicable Performance Period of the Shares covered by such Award).

To the extent required by Section 162(m) of the Code, Shares subject to Options or SARs which are canceled shall continue to be counted against the limits set forth in paragraphs (a) and (b) immediately preceding, and if, after the grant of an Option or SAR, the price of Shares subject to such Option or SAR is reduced and the transaction is treated as a cancellation of the Option or SAR and a grant of a new Option or SAR, both the Option or SAR, as the case may be, deemed to be canceled and the Option or SAR deemed to be granted shall be counted against such limits set forth in paragraphs (a) and (b) immediately preceding.

4.3. Adjustments in Authorized Shares. Upon any changes in the outstanding Shares by reason of a change in corporate capitalization, such as an increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), issuance of warrants or rights, dividend or other distribution (whether in the form of cash, stock or other property), stock split or reverse stock split, spin-off, combination or exchange of shares, repurchase of shares, change in corporate structure or any partial or complete liquidation of the Company, such adjustment shall be made in the number, class and type of shares of stock which may be delivered under Section 4.1, in the number, class and type, and/or price (such as the Option Price of Options or the grant price of SARs) of shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.2, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights intended to be made available under the Plan or any Award, or as otherwise necessary to reflect any such change; provided, however, that the number of Shares subject to any Award shall always be a whole number and, in the case of ISOs, such adjustments shall comply with the requirements of Section 424 and not be considered a modification under such section.

4.4. No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Shares, the authorization or issuance of additional Shares, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

ARTICLE V.

ELIGIBILITY AND PARTICIPATION

5.1. Eligibility. Employees and Consultants shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on granting of ISOs set forth in Section 6.11(a). Directors of the Company or any Subsidiary or Affiliate who are not also employees of the Company or any Subsidiary or Affiliate shall not be eligible to participate in the Plan, except as provided in Article VI.

5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all eligible Employees and Consultants and shall determine the nature and amount of each Award.

ARTICLE VI.

STOCK OPTIONS

6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others. The granting of an Option shall take place when the Committee by resolution, written consent or other appropriate action determines to grant such an Option to a particular Participant at a particular price.

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, vesting, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine; provided, that if an Award Agreement does not contain vesting criteria, the Award governed by such Award Agreement shall vest in equal parts on each of the first three (3) anniversaries of such Award Agreement. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Nonqualified Stock Option.

6.3. Option Price. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Sections 3.7, 6.3 and 6.11(c), the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and set forth in the Award Agreement; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant; provided further, that if an Award Agreement does not contain an Option expiration date, the Option shall expire on the tenth (10th) anniversary of its date of grant.

6.5. Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant.

6.6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVI. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) subject to such terms, conditions and limitations as the Committee may prescribe, by tendering unencumbered Shares previously acquired by the Participant exercising such Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by such Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). Payment may be in any other manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Award Agreement, including, in the Committee’s discretion, and subject to such terms, conditions and limitations as the Committee may prescribe, payment in accordance with a “same-day sale” cashless-brokered exercise program that complies with all applicable laws. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 19.8.

6.7. Rights as a Stockholder. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

6.8. Termination of Employment or Service. Except as otherwise provided in the Award Agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee or Consultant, and shall terminate upon a Termination of the Participant. Vesting shall cease upon a Termination. Notwithstanding the immediately foregoing sentence, an Option may be exercised following Termination as provided below in this 6.8, unless otherwise provided in the Award Agreement:

(a) In the event a Participant ceases to be an Employee because of Retirement, the Participant shall have the right to exercise his or her Option, to the extent vested as of the date of such Retirement, at any time within one (1) year after Retirement.

(b) In the event a Participant ceases to be an Employee or Consultant due to Disability, the Option held by the Participant, to the extent vested as of the date of such Termination, may be exercised at any time within one (1) year after such Termination.

(c) In the event a Participant ceases to be an Employee or Consultant due to Termination for Cause, the Participant shall have the right to exercise his or her Option, to the extent vested as of the date of such Termination, at any time within thirty (30) days from and after the date of Termination.

(d) In the event a Participant’s employment with or rendering of services as a Consultant to the Company or any Affiliate or Subsidiary ceases for reasons other than those described in subsections (a), (b) or (c) immediately above, his or her Option, to the extent vested as of the date of such Termination, may be exercised at any time prior to the first (1st) anniversary of the date of such Termination.

(e) In the event a Participant dies either while an Employee or Consultant or after Termination under circumstances described in subsections (a), (b), (c) or (d) immediately above within the three-month, one-year or 30-day period described therein (or shorter period, if applicable), any Options held by such Participant, to the extent such Options would have been exercisable in accordance with the applicable subsection of this Section 6.8 as of the date of the Participant’s death, may be exercised at any time within one (1) year after the Participant’s death by the Participant’s beneficiary or the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance, in accordance herewith. Subsections (a), (b), (c), (d) and (e) of this Section 6.8 shall be subject to the condition that in no event may an Option be exercised after the expiration date of such Option specified in the applicable Award Agreement.

6.9. Limitations on Transferability of Options.

(a) Incentive Stock Options. Except as otherwise provided in Article XI, no ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement or Article XI, no NQSO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article VI shall be exercisable during his or her lifetime only by such Participant.

(c) Exercise by Persons Other Than a Participant. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Award Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Participant’s estate or the proper legatee or distributee thereof or the named beneficiary of such Participant, or the valid transferee of such Option, as applicable.

6.10. Renewal and substitution of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

6.11. Limitations on Incentive Stock Options.

(a) General. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(b) $100,000 Per Year Limitation. Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(c) Options Granted to Certain Stockholders. No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

6.12. Automatic Grant of Nonqualified Stock Options To Non-Employee Directors; Other Awards.

(a) Eligibility. All Non-Employee Directors shall be eligible to receive Nonqualified Stock Options under this Section 6.12; provided, however, that any Non-Employee Director who has previously been in the employ of the Company or any Subsidiary or Affiliate shall not be eligible to receive an initial Nonqualified Stock Option grant under Section 6.12(b)(i) at the time he or she first becomes a Non-Employee Director, but shall be eligible to receive periodic annual grants of Awards under Section 6.12(b)(ii) while he or she continues to serve as a Non-Employee Director.

(b) Granting of Options to Non-Employee Directors. Option grants shall be made on the dates specified below, subject to availability of Shares under the plan:

(i) Initial Grants. Each individual who is first elected or appointed as a Non-Employee Director at any time after the Effective Date shall automatically be granted, on the date of such initial election or appointment, one (1) Nonqualified Stock Option to purchase 5,000 Shares.

(ii) Annual Grant. On the date of each annual meeting of the Company’s stockholders, beginning with the annual stockholders meeting occurring in 2004, each individual who continues to serve as a Non-Employee Director following such annual meeting, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted an Award of Nonqualified Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and/or Cash-Based Awards, or any combination thereof, in the amount and form determined by the Committee; provided such individual has then served as a Non-Employee Director for at least six (6) months. There shall be no limit on the number of annual grants under this paragraph any one Non-Employee Director may receive over his or her period of Board service, and Non-Employee Directors who have previously been in the employ of the Company or any Subsidiary or Affiliate shall be eligible to receive one or more such annual grants over their period of continued Board service, subject in any case to Article IV.

(c) Option Price. The Option Price for each Option granted under this Section 6.12 shall be one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

(d) Remaining Terms and Provisions. The remaining terms and provisions of each Nonqualified Stock Option granted under this Section 6.12 shall be in accordance with the remainder of Article VI and as stated in the Award Agreement evidencing such Nonqualified Stock Option. The remaining terms and provisions of each other Award granted under this Section 6.12 shall be in accordance with the Plan and as stated in the Award Agreement evidencing such Award.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant an SAR (a)(i) in connection and simultaneously with the grant of an Option or (ii) with respect to a previously-granted Nonqualified Stock Option (a Tandem SAR) or (b) independent of, and unrelated to, an Option (a Freestanding SAR). The Committee shall have complete discretion in determining the number of Shares granted in the form of SARs to each Participant (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs; provided, however, that Tandem SARs may only be granted at the time of the related stock option.

7.2. Grant Price. The grant price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7.2. The grant prices of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted. The grant price of a Tandem SAR shall be equal to the Option Price of the related Option.

7.3. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable. A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7.7. An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the related ISO; (b) the value of the payment with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the related ISO and the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.4. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement.

7.5. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine in accordance with the Plan.

7.6. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the term of any Tandem SAR shall be the same as the related Option and no SAR shall be exercisable more than ten (10) years after it is granted.

7.7. Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price of the SAR; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, such payment upon exercise of a SAR shall be in Shares of equivalent Fair Market Value, or in some combination thereof.

7.8. Termination of Employment or Service. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following Termination of the Participant’s employment or service with the Company, the Subsidiary and/or the Affiliate. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

7.9. Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE VIII.

RESTRICTED STOCK

8.1. Awards of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8.6, the Participant shall have all of the rights of a stockholder with respect to such Shares, subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or determined by the Committee.

8.2. Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine in accordance with the Plan. Any Restricted Stock Award must be accepted by the Participant within a period of sixty (60) days (or such shorter period as determined by the Committee at the time of award) after the award date, by executing such Restricted Stock Award Agreement and providing the Committee or its designee a copy of such executed Award Agreement and payment of the applicable purchase price of such Shares of Restricted Stock, if any, as determined by the Committee.

8.3. Transferability. Except as provided in this Article VIII, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.4. Period of Restriction and Other Restrictions. The Period of Restriction shall lapse based on continuing employment (or other business relationships) with the Company, a Subsidiary or an Affiliate, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion, and stated in the Award Agreement. If the grant or vesting of Shares of Restricted Stock awarded to a Covered Employee is intended to qualify for the Performance-Based Exception, the lapse of the Period of Restriction shall be based on the achievement of pre-established, objective performance goals that are determined over a measurement period or periods established by the Committee and relate to one or more performance criteria listed in Article X. The Committee shall determine the extent to which any such pre-established performance goals are attained or not attained, in accordance with Article X. Subject to Article XI, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock awarded pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock. Except pursuant to Section 8.9, a Participant’s rights in his or her Shares of Restricted Stock shall lapse upon Termination of his or her employment or other service with the Company or any Subsidiary or Affiliate, prior to termination of the Period of Restriction or lapse of any other restrictions set forth in the applicable Award Agreement, or upon any other failure to satisfy any vesting conditions or restrictions set forth in the applicable Award Agreement and such Shares shall be forfeited and revert to the Company.

8.5. Delivery of Shares. Subject to Section 19.8, after the last day of the applicable Period of Restriction or other expiration or termination of all restrictions applicable to a Participant’s Shares of Restricted Stock, pursuant to his or her Award Agreement, such Shares of Restricted Stock shall become freely transferable by such Participant, and the Company shall then deliver certificates evidencing such Shares to such Participant, free of all restrictions hereunder.

8.6. Forms of Restricted Stock Awards. Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates may contain an appropriate legend. The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who Restricted Stock Awards. The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8.6, shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including, without limitation, the Period of Restriction.

8.7. Voting Rights. Participants holding Shares of Restricted Stock may, at the Committee’s discretion, be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.8. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement. The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock awarded to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the right to payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception. The Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

8.9. Termination of Employment or Service. Each Restricted Stock Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to receive Shares of Restricted Stock following Termination of the Participant’s employment or period of other service with the Company or the applicable Subsidiary or Affiliate even though the Period of Restriction has not then ended. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Shares of Restricted Stock, and may reflect distinctions based on the reasons for, or circumstances of, such Termination of employment or service; provided, however, that, except in cases of Termination of employment connected with a Change of Control or Termination of employment by reason of death or Disability (or similar involuntary Terminations of employment as determined by the Committee in its discretion), the lapse of the Period of Restriction of Shares of Restricted Stock which are intended to qualify for the Performance-Based Exception and which are held by Covered Employees shall occur only to the extent otherwise provided in the Award Agreement, but for such Termination. In addition, except with respect to any Restricted Stock Award intended to qualify for the Performance-Based Exception, by action taken after a Restricted Stock Award is issued, the Committee may, in its sole discretion, and on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions, including, without limitation, the Period of Restriction, imposed on such Restricted Stock Award.

8.10. Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Restricted Stock Awards or accept the surrender of outstanding Shares of Restricted Stock (to the extent that the Period of Restriction or other restrictions applicable to such Shares have not yet lapsed) and grant new Awards in substitution for them.

8.11. Restricted Stock Units. A Restricted Stock Unit entitles the Participant who receives such Award to receive Shares or cash upon the lapse of restrictions applicable to such unit and/or satisfaction of other terms and conditions determined by the Committee when the Award is granted and set forth in the Award Agreement. Such entitlements of a Participant with respect to his or her outstanding Restricted Stock Unit shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards. Each Restricted Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Payment of earned

Restricted Stock Units shall be made in a single lump-sum within 2 1/2 months following the close of the year in which the restrictions lapse. A Participant receiving a Restricted Stock Unit shall have the rights of a shareholder only as to Shares, if any, actually received by the Participant upon the lapse of restrictions.

ARTICLE IX.

PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

9.1. Grant of Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan. A Performance Unit, Performance Share or Cash-Based Award entitles the Participant who receives such Award to receive Shares or cash upon the attainment of performance goals and/or satisfaction of other terms and conditions determined by the Committee when the Award is granted and set forth in the Award Agreement. Such entitlements of a Participant with respect to his or her outstanding Performance Unit, Performance Share or Cash-Based Award shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

9.2. Value of Performance Units, Performance Shares and Cash-Based Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as shall be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units and Performance Shares and Cash-Based Awards that will be paid out to the Participant. In the case of any Performance Units, Performance Shares or Cashed-Based Awards granted to a Covered Employee that are intended to qualify for the Performance-Based Exception, such objective performance goals shall be established in advance by the Committee and based on one or more performance criteria described in Article X. For purposes of the Plan, the period during which the achievement of performance goals is measured shall be called a “Performance Period.”

9.3. Earning of Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units, Performance Shares or Cash-Based Awards shall be entitled to receive payment on the number and value of Performance Units, Performance Shares or Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or other terms and conditions have been achieved or satisfied. The Committee shall determine the extent to which any such pre-established performance goals and/or other terms and conditions of a Performance Unit, Performance Share or Cash-Based Award are attained or not attained following conclusion of the applicable Performance Period, in accordance with Article X. The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award not intended to qualify for the Performance-Based Exception.

9.4. Form and Timing of Payment of Performance Units, Performance Shares and Cash-Based Awards. Payment of earned Performance Units, Performance Shares and Cash-Based Awards shall be made in a single lump-sum within 2 1/2 months following the close of the applicable Performance Period. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units, Performance Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units, Performance Shares or Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions imposed by the Committee, including, without limitation, pursuant to Section 19.8. The determination of the Committee with respect to the form of payment of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Restricted Stock Units, Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payment restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.8). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

9.5. Rights as a Stockholder. A Participant receiving a Performance Unit, Performance Share or Cash-Based Award shall have the rights of a stockholder only as to Shares, if any, actually received by the Participant upon satisfaction or achievement of the terms and conditions of such Award and not with respect to Shares subject to the Award but not actually issued to such Participant.

9.6. Termination of Employment or Service Due to Death, Disability, or Retirement. Unless determined otherwise by the Committee and set forth in the Participant’s Award Agreement, in the event the employment or other service of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payment of the Performance Units, Performance Shares or Cash-Based Awards which is prorated based upon the portion of the Performance Period completed, as specified by the Committee in its discretion. Payment of earned Performance Units, Performance Shares or Cash-Based Awards shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

9.7. Termination of Employment or Service for Other Reasons. In the event that a Participant’s employment or service terminates under any circumstances other than those reasons set forth in Section 9.6, all Performance Units, Performance Shares and Cash-Based Awards shall be immediately and automatically forfeited by the Participant to the Company, except to the extent otherwise provided in the Participant’s Award Agreement or as determined by the Committee.

9.8. Nontransferability. Performance Units, Performance Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE X.

PERFORMANCE CRITERIA

10.1. General. Unless and until the Board proposes for stockholder vote and stockholders approve a change in the general performance criteria set forth in this Article X, the attainment of pre-established, objective performance goals based on which determine the grant, payment and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance criteria to be used for purposes of such Awards shall be selected by the Committee from among the following:

(a) Earnings per share;

(b) Net income (before or after taxes);

(c) Return measures (including, but not limited to, return on assets, equity, or sales);

(d) Cash flow return on investments which equals net cash flows divided by owners’ equity;

(e) Revenue growth;

(f) Market share; and

(g) Share price (including, but not limited to, growth measures, market capitalization, total stockholder return and return relative to market indices).

Performance goals of Awards may relate to the performance of the entire Company, a Subsidiary or Affiliate, any of their respective divisions, businesses, units or offices, an individual Participant or any combination of the foregoing. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals based on the above-listed performance criteria; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by a Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code. Notwithstanding any other provisions of the Plan to the contrary, payment of compensation in respect of any such Awards granted to a Covered Employee that are intended to qualify for the Performance-Based Exception, including, without limitation, the grant, vesting or payment of any Restricted Stock Award, Restricted Stock Unit, Performance Shares, Performance Units or Cash-Based Awards, shall not be made until the Committee certifies in writing that the applicable performance goals and any other material terms of such Awards were in fact satisfied, except as otherwise provided under Sections 8.9 or 9.6 or Article XIV.

ARTICLE XI.

BENEFICIARY DESIGNATION

11.1. General. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any amount due such Participant under the Plan is to be paid, in case of his or her death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death may be exercised by, or paid as designated by the Participant by will or by the laws of descent and distribution.

ARTICLE XII.

OTHER STOCK-BASED AWARDS

12.1. General. The Committee is authorized, subject to limitations under applicable law, to grant the Participants, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, Shares awarded which are not subject to any restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company or a Subsidiary under, other compensation or incentive plans, programs or arrangements of the Company or any Subsidiary for eligible Participants, including without limitation the Management Share Purchase Program of the Senior Executive Annual Incentive Program, other or successor programs and executive contracts.

ARTICLE XIII.

NO IMPLIED RIGHTS OF EMPLOYEES AND CONSULTANTS

13.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary or Affiliate to terminate any Participant’s employment or other service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary or Affiliate. Nothing contained in the Plan, or in any Award Agreement or Award, shall confer upon any employee any right with respect to continuance of employment by the Company or a Subsidiary or Affiliate, nor interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of such employee at any time with or without assigning any reason therefor. Grants, vesting or payment of Awards shall not be considered as part of a Participant’s salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or its Subsidiaries or Affiliates, or required by law or by contractual obligations of the Company or its Subsidiaries or Affiliates.

13.2. Participation. No Employee or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

13.3. Vesting. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not vested or exercisable at the time of grant shall only result from continued employment or other service with the Company or any Subsidiary or Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award.

ARTICLE XIV.

CHANGE OF CONTROL TRANSACTIONS

14.1. Treatment of Outstanding Awards. In the event of a Change of Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a) Immediately prior to the occurrence of such Change of Control, any and all Options and SARs which are outstanding shall immediately become fully exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the Award Agreement.

(b) Immediately prior to the occurrence of such Change of Control, any restrictions imposed by the Committee on Restricted Stock or Restricted Stock Units previously awarded to Participants shall be immediately canceled, the Period of Restriction applicable thereto shall immediately terminate, and any applicable performance goals shall be deemed achieved, notwithstanding anything to the contrary in the Plan or the Award Agreement.

(c) Immediately prior to the occurrence of such Change of Control, all Awards which are outstanding shall immediately become fully vested.

(d) The target payment opportunities attainable under any outstanding Awards of Performance Units, Performance Shares or Cash-Based Awards shall be deemed to have been fully earned for the entire Performance Period(s) immediately prior to the effective date of the Change of Control. There shall be paid out to each Participant holding such an Award denominated in Shares, not later than five (5) days prior to the effective date of the Change of Control, a pro rata number of Shares (or the equivalent Fair Market Value thereof, as determined by the Committee, in cash) based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change of Control. Awards denominated in cash shall be paid pro rata to participants in cash within thirty (30) days following the effective date of the Change of Control, with the pro-ration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change of Control, and based on an assumed achievement of all relevant targeted performance goals.

(e) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Option or Freestanding SAR or by resolution adopted prior to the occurrence of the Change of Control, that any outstanding Option or Freestanding SAR shall be adjusted by substituting for Shares subject to such Option or Freestanding SAR stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change of Control, whether or not such stock or other securities are publicly traded, in which event the aggregate Option Price or grant price, as applicable, shall remain the same and the amount of shares or other securities subject to the Option or Freestanding SAR shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Participant if the Option or Freestanding SAR had been exercised in full (or with respect to a portion of such Award, as determined by the Committee, in its discretion) for Shares prior to such transaction or expiration date, and the Participant exchanged all of such Shares in the transaction.

(f) The Committee may, in its discretion, provide that an Award can or cannot be exercised after, or will otherwise terminate or not terminate as of, a Change of Control, to the extent that such Award is or becomes fully exercisable on or before such Change of Control or is subject to any acceleration, adjustment, conversion or payment in accordance with the foregoing paragraphs of this Section 14.1.

14.2. No Implied Rights. No Participant shall have any right to prevent the consummation of any of the acts described in Section 14.1 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award. Any actions or determinations of the Committee under this Article XIV need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the adjustments described in Section 14.1, in no event may any Option or SAR be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Article XIV shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

14.3. Certain Payments Relating to ISOs. If, as a result of a Change of Control, an ISO fails to qualify as an “incentive stock option,” within the meaning of Section 422 of the Code, either because of the failure of the Participant to meet the holding period requirements of Section 422(a)(1) of the Code (a “Disqualifying Disposition”) or the exercisability of such Option is accelerated pursuant to Section 14.1(a), or any similar provision of the applicable Award Agreement, in connection with such Change of Control and such acceleration causes the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which such Option, together with any other “incentive stock options,” as provided in Section 6.11(b), are exercisable for the first time by such Participant during the calendar year in which such accelerated exercisability occurs to exceed the limitations described in Section 6.11(b) (a “Disqualified Option”); or any other exercise, payment, acceleration, adjustment or conversion of an Option in connection with a Change of Control results in any additional taxes imposed on a Participant, then the Company may, in the discretion of the Committee or pursuant to an Award Agreement, make a cash payment to or on behalf of the Participant who holds any such Option equal to the amount that will, after taking into account all taxes imposed on the Disqualifying Disposition or other exercise, payment, acceleration, adjustment or conversion of the Option, as the case may be, and the receipt of such payment, leave such Participant in the same after-tax position the Participant would have been in had the Section 422(a)(1) of the Code holding period requirements been met at the time of the Disqualifying Disposition or had the Disqualified Option continued to qualify as an “incentive stock option,” within the meaning of Section 422 of the Code on the date of such exercise or otherwise equalize the Participant for any such taxes; provided, however, that the amount, timing and recipients of any such payment or payments shall be subject to such terms, conditions and limitations as the Committee shall, in its discretion, determine. Without limiting the generality of the proviso contained in the immediately preceding sentence, in determining the amount of any such payment or payments referred to therein, the Committee may adopt such methods and assumptions as it considers appropriate, and the Committee shall not be required to examine or take into account the individual tax liability of any Participant.

14.4. Termination, Amendment, and Modifications of Change of Control Provisions. Notwithstanding any other provision of the Plan (but subject to the limitations of Sections 3.7, 14.1(f) and 15.3) or any Award Agreement provision, the provisions of this Article XIV may not be terminated, amended, or modified on or after the date of a Change of Control to affect any Participant’s Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant; provided, however, the Board may terminate, amend, or modify this Article XIV at any time and from time to time prior to the date of a Change of Control.

ARTICLE XV.

AMENDMENT, MODIFICATION, AND TERMINATION

15.1. Amendment, Modification, and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; provided, however, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or Termination shall be made which would materially impair the previously accrued rights of any Participant who holds an Award theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (a) any applicable requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code; (b) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time; or (c) any other applicable law, regulation or rule), would:

(a) except as is provided in Section 4.3, increase the maximum number of Shares which may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 4.2;

(b) except as is provided in Section 4.3, decrease the minimum Option Price or grant price requirements of Section 6.3 and 7.2, respectively, whether through amendment, cancellation, replacement or otherwise;

(c) change the class of persons eligible to receive Awards under the Plan; or

(d) extend the duration of the Plan or the periods during which Options or SARs may be exercised under Section 6.4 or 7.6, as applicable.

15.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of Section 162(m) of the Code, as from time to time amended.

15.3. Awards Previously Granted. The Committee may amend the terms of any Award theretofore granted, including, without limitation, any Award Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Participant without his or her written consent.

15.4. Compliance with Code Section 162(m). At all times when Section 162(m) of the Code is applicable, all Awards granted under the Plan shall comply with the requirements of Section 162(m) of the Code; provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Section 162(m) of the Code will not be required. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article XV, make any adjustments it deems appropriate to such Awards and/or the Plan.

ARTICLE XVI.

TAX WITHHOLDING

16.1. Tax Withholding. The Company and/or any Subsidiary or Affiliate shall have the power and the right to take whatever actions are necessary and proper to satisfy all obligations of Participants (including for purposes of this Article XVI, any other person entitled to exercise an Award pursuant to the Plan or an Award Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Awards (including, without limitation, actions pursuant to Sections 16.2 and 16.3). Each Participant shall (and in no event shall Shares be delivered to such Participant with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in the gross income of the Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee’s discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Shares or other property subject to such Award, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant.

16.2. Satisfaction of Withholding in Shares. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event arising as a result of Awards granted hereunder, the Committee may in its discretion permit a Participant to elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, to (a) elect to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award Agreement (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required Federal, state, local and foreign withholding obligations using the minimum statutory withholding rates for Federal, state, local and/or foreign tax purposes, including, without limitation, payroll taxes, that are applicable to supplemental taxable income) and/or (b) tender to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.3. Special ISO Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

16.4. Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any Subsidiary or Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

ARTICLE XVII.

LIMITS OF LIABILITY; INDEMNIFICATION

17.1. Limits of Liability.

(a) Any liability of the Company or a Subsidiary or Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) None of the Company, any Subsidiary, any Affiliate, any member of the Committee or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(c) Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

17.2. Indemnification. Each person who is or shall have been a member of the Committee or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE XVIII.

SUCCESSORS

18.1. General. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XIX.

MISCELLANEOUS

19.1. Gender and Number; Section References. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise.

19.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3. Transfer, Leave of Absence. A transfer of an Employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a Termination of employment of the employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code). A change in status of a Participant from an Employee to a Consultant shall be considered a Termination of such Participant’s employment with the Company or an Affiliate for purposes of the Plan and such Participant’s Awards, except to the extent that the Committee, in its discretion, determines otherwise with respect to any Award that is not an ISO.

19.4. Exercise and Payment of Awards. No Award shall be issuable or exercisable except in whole Shares, and fractional Share interests shall be disregarded. Not less than one hundred (100) Shares may be purchased or issued at one time upon exercise of an Option or under any other Award, unless the number of Shares so purchased or issued is the total number of Shares then available under the Option or other Award. An Award shall be deemed exercised or claimed when the Secretary or other official of the Company designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price or other purchase price, if any, and compliance with Article XVI, in accordance with the Plan and such Participant’s Award Agreement.

19.5. Loans. The Company may, in the discretion of the Committee, extend one or more loans to Participants in connection with the exercise or receipt of an Award granted to any such Participant; provided, however, that the Company shall not extend loans to any Participant if prohibited by law or the rules of any stock exchange or quotation system on which the Company’s securities are listed. The terms and conditions of any such loan shall be established by the Committee.

19.6. No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary or Affiliate, or prevent or limit the right of the Company or any Subsidiary or Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

19.7. Section 16 of Exchange Act; Code Sections 162(m) and 409A. The Company’s intention is that, so long as any of the Company’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by an Insider, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and Sections 162(m) and 409A of the Code and, if any Plan provision is later found not to be in compliance with Rule 16b-3 under the Exchange act or Sections 162(m) and 409A of the Code, that provision shall be deemed modified as necessary to meet the requirements of such Rule 16b-3 and/or Sections 162(m) and 409A. Notwithstanding the foregoing, and subject to Article VIII, the Committee may grant or vest Restricted Stock or Restricted Stock Units in a manner that is not in compliance with Section 162(m) of the Code if the Committee determines that it would be in the best interests of the Company. Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are Insiders without so restricting, limiting or conditioning the Plan with respect to other Participants.

19.8. Requirements of Law; Limitations on Awards.

(a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, no Award may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(c) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(d) Upon termination of any period of suspension under this Section 19.8, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(e) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(f) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

19.9. Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

19.10. Governing Law. To the extent not preempted by Federal law, the Plan and all Award Agreements and other agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware, without giving effect to the choice of law principles thereof, except to the extent superseded by applicable Federal law.

19.11. Plan Unfunded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

19.12. Administration Costs. The Company shall bear all costs and expenses incurred in administering the Plan, including, without limitation, expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

FIRST ADVANTAGE CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

To Be Held

April 26, 2007, 9:00 a.m.

at the

HILTON ST. PETERSBURG CARILLON PARK HOTEL

950 LAKE CARILLON DRIVE

ST. PETERSBURG, FLORIDA 33716

First Advantage Corporation	proxy
100 Carillon Parkway
St. Petersburg, FL 33716

This proxy is solicited by the Board of Directors of First Advantage Corporation for use at the Annual Meeting on April 26, 2007.

The shares of First Advantage Class A or Class B common stock you hold of record as of March 8, 2007 will be voted as you specify on the reverse side.

By signing and dating this proxy, you revoke all prior proxies and appoint Anand Nallathambi and Julie Waters, and each of them, with full power of substitution, to vote your shares as directed on the matters shown on the reverse side.

If no choice is specified, the proxy will be voted “FOR” the nominees for director listed herein, “FOR” the approval of an amendment to the Amended and Restated First Advantage Corporation 2003 Incentive Compensation Plan and at the discretion of the proxy holders on other matters that may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

☐    Please detach here    ☐

The Board of Directors recommends a vote FOR all nominees listed below.

1. Election of directors:	01 02 03 04 05 06	Parker Kennedy Anand Nallathambi J. David Chatham Barry Connelly Frank McMahon Donald Nickelson	07 08 09 10	Donald Robert Jill Kanin-Lovers D. Van Skilling David Walker	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. To approve an amendment to the Amended and Restated First Advantage Corporation 2003 Incentive Compensation Plan to enable the compensation committee to grant non-employee directors non-qualified stock options, SARs, shares of restricted stock, restricted stock units, performance shares, performance units and/or cash-based awards, in each case in an amount as determined by the committee from time to time, rather than solely stock options:

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH NOMINEE LISTED HEREIN AND FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED FIRST ADVANTAGE CORPORATION 2003 INCENTIVE COMPENSATION PLAN.

Address change? Mark Box    ☐    Indicate changes below:

Dated:

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Partnerships and limited liability companies should sign in partnership or applicable entity name by an authorized person.